Exhibit 4.1(a) BP DIRECTSAVE PLAN

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18.13	Governing Law.	70
18.14	Notice and Information Requirements.	70
18.15	Reliance on Information Provided to Plan.	70
18.16	Recognition of Power of Attorney.	70
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BP DIRECTSAVE PLAN

                                 BP Corporation North America Inc. (the “Company”) maintains, effective January 1, 2002, the BP DirectSave Plan (the “Plan”) for the benefit of eligible employees of the Company and its participating affiliates. The Plan is intended to constitute a qualified profit sharing plan, as described in Section 401(a) of the Code, which includes a qualified cash or deferred arrangement, as described in Section 401(k) of the Code.

                                 The Plan constitutes an amendment and restatement of the BP Amoco DirectSave Plan (the “Prior Plan”), and reflects the transfer of certain liabilities and assets (i) from the Amoco Employee Savings Plan (“AESP”) to the Plan and (ii) from the BP Amoco Partnership Savings Plan to the Plan, on or after April 7, 2000.

                                 The benefits, rights and features of an individual who participated in the Plan before the Effective Date, but who does not have an account balance under the Plan on such date, will be determined under the applicable instruments in effect for the Plan, on the earlier of: (1) the day on which such individual’s account was reduced to zero; or (2) the day on which such individual’s employment terminated. The terms of this Plan apply to any accounts created for such individual hereunder on or after January 1, 2002.

ARTICLE I

DEFINITIONS

                                 The following sections of this Article I provide basic definitions of terms used throughout the Plan, and whenever used herein in a capitalized form, except as otherwise expressly provided, the terms will be deemed to have the following meanings:

                 1.1           “ Accounting Period” means a period, not to exceed 1 year in duration, designated by the Administrator with respect to each Investment Option.

                 1.2           “ Accounts” mean the record of a Participant’s interest in the Plan’s assets represented by his:

                                 (a)           “ After-Tax Account” which is composed of After-Tax Contributions allocated to the Participant under the Plan, plus all income and gains credited to, and minus all losses, expenses and withdrawals charged to, such Account.

                                 (b)           “ Before-Tax Account” which is composed of Before-Tax Contributions allocated to the Participant under the Plan, plus all income and gains credited to, and minus all losses, expenses and withdrawals charged to, such Account.

                                 (c)           “ Match Account” which is composed of Match Contributions allocated to the Participant under the Plan, plus all income and gains credited to, and minus all losses, expenses and withdrawals charged to, such Account. There are two types of Match Accounts to which Match Contributions are allocated: a Heritage Amoco Match Account for Heritage Amoco Participants and a BP Match Account for all other Participants.

                                 (d)           “ Rollover Account” which is composed of Rollover Contributions made by or allocated to the Participant under the Plan, plus all income and gains credited to, and minus all losses, expenses and withdrawals charged to, such Account. There are two types of Rollover Accounts to which Rollover Contributions are allocated: an After-Tax Rollover Account for Rollover Contributions of amounts which are not includible in gross income, as described in Section 402(c)(2)(A) of the Code, and a Before-Tax Rollover Account for all other Rollover Contributions.

With respect to an Alternate Payee or Beneficiary, references to Accounts will be deemed to be references to all or that portion of a Participant’s After-Tax Account, Before-Tax Account, Match Account and Rollover Account which, under the terms of the Plan, has been allocated to an Account maintained for such Alternate Payee or Beneficiary, plus all income and gains credited to, and minus all losses, expenses and withdrawals charged to, such Account. References herein to Accounts will also be deemed to include each of a Participant’s Accounts and references herein to an Account will be deemed to include any or each of the Participant’s Accounts.

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                 1.3           “ Accrued Benefit” means the shares, units or other Trust Fund assets allocated and posted to Accounts as of the Valuation Time in accordance with the terms of this Plan, including any applicable Administrative Services Agreement.

                 1.4           “ Active Participant” means a Participant who: (a) is an Employee; or (b) for periods prior to January 1, 2002, and solely with respect to his Before-Tax Account (unless the context clearly requires otherwise), is a former Employee who has not incurred a separation from service under Section 401(k) of the Code for which a distribution of his Before-Tax Account may be made.

                 1.5           “ Administrative Named Fiduciary” means a person or entity who: (a) has the authority to control and manage the operation and administration of the Plan or the Trust within the meaning of Section 402(a)(1) of ERISA; (b) has the discretionary authority or discretionary responsibility to administer the Plan or the Trust within the meaning of Section 3(21)(A)(ii) of ERISA; or (c) exercises discretionary authority or discretionary control respecting management of the Plan or the Trust within the meaning of Section 3(21)(A)(i) of ERISA (other than trustee responsibilities within the meaning of Section 405(c)(3) of ERISA), and includes the Administrator and any other person (i) named in the Plan or the Trust; or (ii) identified by a Designated Officer to be an Administrative Named Fiduciary.

                 1.6           “ Administrative Services Agreement” means an agreement with a service provider to provide administrative services to the Plan.

                 1.7           “ Administrator” means the Senior Vice President, or if an Applicable Named Fiduciary has been identified with respect to the authority involved in the provision of this Plan under consideration, then reference to the Administrator in that context refers to such Applicable Named Fiduciary. References in this Plan to the Administrator will be deemed to be a reference to any person (other than a Fiduciary) to whom ministerial responsibilities involved in the provisions of this Plan have been delegated by the Administrator, including under an Administrative Services Agreement.

                 1.8           “ AESP” means the Amoco Employee Savings Plan in effect on the date prior to April 7, 2000.

                 1.9           “ Alternate Payee” means an individual who is entitled to all or a portion of a Participant’s Account pursuant to a QDRO.

                 1.10         “ American Depositary Share” means a security issued to allow easier holding and trading of interests in foreign corporations in the United States.

                 1.11         “ Appendix” means a written supplement attached to this Plan and made a part hereof.

                 1.12         “ Applicable Named Fiduciary” means, with respect to any authority, control or discretion in the operation, administration or management of the Plan or Trust, the Administrative Named Fiduciary who is charged with, or who exercises responsibility for, such matter.

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                 1.13         “ Authorized Absence” means an absence from active employment, with or without Compensation, authorized or recognized by a Commonly Controlled Entity under its standard personnel practices applicable to the Employee, including any period of time during which such person is considered to be on a leave of absence while covered by a disability plan of his Employer. The date that an Employee’s Authorized Absence ends will be determined in accordance with the personnel policies of such Commonly Controlled Entity, which ending date will be no earlier than the date that the Authorized Absence is scheduled to end, unless the Employee communicates to such Commonly Controlled Entity that he is to have a Severance from Service as of an earlier date or such Commonly Controlled Entity causes the Employee to have a Severance from Service as of an earlier date.

                 1.14         “ Beneficiary” means an individual entitled to receive any benefits payable on the death of a Participant in accordance with Sections 12.3 and 12.5.

                 1.15         “ Board of Directors” means the board of directors of the Company as constituted from time to time.

                 1.16         “ BP America CAP” means the BP America Capital Accumulation Plan in effect on the date prior to April 7, 2000.

                 1.17         “ Break in Service” means the period following a Severance from Service and preceding a Reemployment Date.

                 1.18         “ Business Day” means any day on which the New York Stock Exchange and the Trustee are open for business.

                 1.19         “ Claims Administrator” means the Administrator for purposes of the initial review of any claim relating to a person’s eligibility to participate in the Plan. For purposes of the initial review of any claim relating to the amount of a person’s benefit under the Plan, the Administrator acts as the Claims Administrator unless another Applicable Named Fiduciary has been identified by a Designated Officer for this purpose, in which case such other person or entity will be the Claims Administrator for this purpose and will have the authority of the Administrator with respect to such claim determination. The Administrator, in his sole discretion, determines whether a claim relates to eligibility to participate in the Plan or relates to the amount of benefit payable under the Plan. For purposes of the appeal of all claims, whether relating to eligibility or amount of benefits, the Administrator is the Claims Administrator unless another Applicable Named Fiduciary has been identified by a Designated Officer for this purpose, in which case such other person or entity will be the Claims Administrator for this purpose.

                 1.20         “ Code” means the Internal Revenue Code of 1986, as amended. References to any specific Section will include any valid regulation promulgated thereunder, and any statutory provision amending, supplementing or superseding such Section.

                 1.21         “ Commonly Administered Plan” means a qualified plan described in Section 401(a) of the Code which: (a) is sponsored or maintained by a Commonly Controlled Entity; (b)

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has the same recordkeeper as this Plan; and (c) has the same type of accounts as the Accounts in this Plan.

                 1.22         “ Commonly Controlled Entity” means: (a) an Employer and any corporation, trade or business, but only for so long as it and the Employer are members of a controlled group of corporations as defined in Section 414(b) of the Code or under common control as defined in Section 414(c) of the Code; provided, however, that solely for purposes of the limitations of Section 415 of the Code, the standard of control under Sections 414(b) and 414(c) of the Code will be deemed to be “more than 50%” rather than “at least 80%”; (b) an Employer and an organization, but only for so long as it and the Employer are members of an affiliated service group as defined in Section 414(m) of the Code; (c) an Employer and an organization, but only for so long as the employees of it and the Employer are required to be aggregated under Section 414(o) of the Code; or (d) any other organization designated as such by a Designated Officer. An entity will not be considered a Commonly Controlled Entity before it becomes a Commonly Controlled Entity pursuant to the preceding sentence.

                 1.23         “ Company” means BP Corporation North America Inc., an Indiana corporation, or any successor corporation by merger, consolidation, purchase or otherwise, which elects to adopt the Plan. Notwithstanding the foregoing, in the context of any Plan provision where Company refers to the issuer of Company Stock, “Company” will mean BP p.l.c., or any successor thereto.

                 1.24         “ Company Stock” means ordinary shares of BP p.l.c. in the form of American Depositary Shares.

                 1.25         “ Company Stock Fund” means the BP Stock Fund Investment Option.

                 1.26         “ Compensation” For purposes of Article III:

                                 (a)           Except to the extent otherwise provided in subsection (b), below, “Compensation” means amounts that are paid directly by an Employer for personal services and that:

                                                 (1)           are paid to an Eligible Employee (except to the extent otherwise provided in subsection (a)(2)(F), below); and

                                                 (2)           fall in one of the following categories:

                                                                 (A)          basic salary or wages, including forms of base pay delivered in alternative forms such as piecework, payment by mileage for drivers, overtime, and shift and rate differentials;

                                                                 (B)           pay in lieu of vacation;

                                                                 (C)           commissions;

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                                                                 (D)          bonus payments made under an annual incentive plan at the business unit or stream level;

                                                                 (E)           lump-sum performance awards awarded in connection with annual salary administration; or

                                                                 (F)           amounts that: (i) are contributed, at the election of an Eligible Employee, on behalf of the Eligible Employee to a cafeteria plan or a cash or deferred arrangement and not included in the Eligible Employee’s gross income for federal income tax purposes by reason of Sections 125, 132(f) or 402(e)(3) of the Code and (ii) would, were it not for the Eligible Employee’s election, (I) meet the requirement imposed by subsection (a)(1), above, and (II) fall in one of the categories listed in subparagraphs (A) through (E) of this subsection (a)(2); and

                                                 (3)           do not fall in any of the following categories:

                                                                 (A)          sign-on, retention, or ratification payments;

                                                                 (B)           severance or separation payments;

                                                                 (C)           spot awards, reward and recognition payments or any other comparable payments;

                                                                 (D)          remuneration received attributable to moving or educational expenses;

                                                                 (E)           expense allowances, or premium pay based on an Employee’s worksite;

                                                                 (F)           tax reimbursements;

                                                                 (G)           payments made pursuant to an employment contract or bonus plan under which such payments are not intended to be Compensation hereunder;

                                                                 (H)          payments in excess of amounts paid pursuant to subsection (a)(2)(A) above, made to compensate an Employee for having to work during all or part of the 60-day period following notice in connection with a severance or separation program; or

                                                                 (I)            awards under the 1998 Share Option Plan (or any other income under any equity-based plan);

                                                                 (J)            awards under the BP Long Term Performance Plan; and

                                                                 (K)          any other remuneration not described in subparagraphs (A) through (G) of subsection (a)(2), above.

                                 (b)           For purposes of the definition of “Compensation” hereunder:

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                                                 (1)           except with respect to items of “Compensation” referred to in Sections 1.26(a)(2)(B) and (b)(3), no amount will be considered “Compensation” hereunder if it is paid after an individual’s Severance from Service, even if such amount would have been considered “Compensation” if it were paid while the individual was an Eligible Employee;

                                                 (2)           an amount that should have been paid in a manner that met the requirements imposed by this Section 1.26 (as modified by subsection (b)(1), above), but that was mistakenly paid in a different manner, will be treated as meeting the requirements imposed by this Section 1.26;

                                                 (3)           all amounts paid in settlement (including, but not limited to, amounts paid for front and back pay and emotional distress) to an Eligible Employee will be excluded from the definition of “Compensation” hereunder unless otherwise ordered pursuant to the final decision of the presiding court, arbitrator, or administrative agency after all available appeals have been exhausted; and

                                                 (4)           if it is not entirely clear whether an item of remuneration meets the requirements of subsection (a)(2) or (a)(3), above, the Administrator, in his sole discretion, will determine whether the item meets the requirements of such subsection (a)(2) or (a)(3), above.

                                 (c)           In addition to other applicable limitations that may be set forth in the Plan, and notwithstanding any other contrary provision of the Plan, annual Compensation taken into account under the Plan for the purpose of calculating the Contributions to the Plan by or in respect of a Participant for any Plan Year will not exceed the applicable compensation limit under Section 401(a)(17) of the Code, as adjusted.

                 1.27         “ Contractor Firm” means a person or entity which is not a Commonly Controlled Entity.

                 1.28         “ Contribution” means an amount contributed to the Plan on behalf of a Participant, in one or more of the following types:

                                 (a)           “ After-Tax” which means an amount contributed by the Employee on an after-tax basis in conjunction with a Contribution Election, as described in Section 3.2.

                                 (b)           “ Before-Tax” which means an amount contributed by the Employer on a before-tax basis under Section 402(g) or 414(v) of the Code in conjunction with a Contribution Election, as described in Sections 3.1 and 4.9.

                                 (c)           “ Match” which means an amount contributed by the Employer based upon the amount contributed by the Participant, as described in Section 3.3.

                                 (d)           “ Rollover” which means an amount contributed by or on behalf of a Participant that constitutes all or part of an “eligible rollover distribution” (within the meaning of Section 402(f)(2)(A) of the Code), as described in Section 3.4, and which satisfies the requirements of Section 402(c)(2) of the Code, to the extent applicable.

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                 1.29         “ Contribution Dollar Limit” means the annual limit imposed on each Participant pursuant to Section 402(g) of the Code (as indexed pursuant to Section 402(g)(4) of the Code, provided that no such adjustment will be taken into account hereunder before the Plan Year in which it becomes effective).

                 1.30         “ Contribution Election” or “Election” means the election made by an Active Participant who is an Eligible Employee to reduce the Compensation to be paid to him by an amount equal to the product of his Contribution Percentage and such Compensation subject to the Contribution Election. Subject to Section 3.1(b), such Contribution Election will specify the portion of the Contribution that is a Before-Tax Contribution and the portion that is an After-Tax Contribution.

                 1.31         “ Contribution Percentage” means the percentage of an Eligible Employee’s Compensation which is to be contributed to the Plan by his Employer as a Contribution, or where the context requires, as a Before-Tax Contribution or an After-Tax Contribution.

                 1.32         “ Designated Officer” means the Senior Vice President and any other officer of the Company, the Group Vice President, Human Resources of BP p.l.c. and any other officer of BP p.l.c., to whom (but only to the extent specifically provided), authority to act on behalf of the Company has been granted by the Board of Directors or one of its committees.

                 1.33         “ Direct Rollover” means a payment by the Plan to an Eligible Retirement Plan specified by a Distributee.

                 1.34         “ Disability” or Disabled” means the Participant has been determined to be disabled for purposes of Federal Old-Age, Survivors and Disability Insurance (Social Security) Benefits.

                 1.35         “ Distributee” means a Participant, or a Participant’s surviving Spouse; or, and only with regard to the interest of an Alternate Payee, a Participant’s Spouse or former Spouse who is the Alternate Payee.

                 1.36         “ Effective Date” means January 1, 2002, the date upon which the provisions of this amended and restated document take effect.

                 1.37         “ Eligible Employee” means an Employee of an Employer who is either (A) an at site hourly Employee who is associated with Employer-operated (direct operations) retail locations, or (B) an hourly Employee of an Air BP into plane fueling or tank farm operation (other than at Cleveland, Hopkins Airport), and whose Compensation is paid in U.S. currency, except that an Eligible Employee does not include:

                                 (a)           an Employee who is represented by a union unless the union and the Employer have entered into a collective bargaining or other agreement that provides that the Employee may participate in the Plan;

                                 (b)           an Employee who is a “nonresident alien” (within the meaning of Section 7701(b)(1)(B) of the Code) and who receives no “earned income” (within the meaning of

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Section 911(d)(2) of the Code) from the Employer that constitutes income from sources within the United States (within the meaning of Section 861(a)(3) of the Code);

                                 (c)           an individual employed pursuant to an agreement providing that the individual is not eligible to participate in the Plan;

                                 (d)           an individual who is not contemporaneously classified as an Employee for purposes of the Employer’s payroll system. In the event any such individual is reclassified as an Employee for any purpose, including, without limitation, as a common law or statutory employee, by any action of any third party, including, without limitation, any government agency, or as a result of any private lawsuit, action, or administrative proceeding, such individual will, notwithstanding such reclassification, remain ineligible for participation hereunder and will not be considered an Eligible Employee. In addition to and not in derogation of the foregoing, the exclusive means for an individual who is not contemporaneously classified as an Employee of the Employer on the Employer’s payroll system to become eligible to participate in this Plan is through an amendment to this Plan which specifically renders such individual eligible for participation hereunder;

                                 (e)           an Employee whose basic compensation for services on behalf of an Employer is not paid directly by an Employer;

                                 (f)            an at site salaried Employee who is associated with Employer-operated (direct operations) retail locations;

                                 (g)           an Employee who is making contributions to or receiving an employer contribution under any other tax qualified defined contribution pension plan that is sponsored by any Commonly Controlled Entity and that provides for before tax or after tax contributions;

                                 (h)           an Employee of Air BP, other than an hourly Employee at an Air BP into plane fueling or tank farm operation (other than at Cleveland, Hopkins Airport);

                                 (i)            an Employee who is a resident of Puerto Rico and who is subject to the income tax laws of Puerto Rico; or

                                 (j)            an Employee covered by a classification which is scheduled in an Appendix.

                 1.38         “ Eligible Retirement Plan” means an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, an eligible deferred compensation plan described in Section 457(b) of the Code which is maintained by an eligible employer described in Section 457(e)(1)(A) of the Code (but only if such employer agrees to separately account for amounts transferred into such plan from the Plan), an annuity contract described in Section 403(b) of the Code, or a qualified trust described in Section 401(a) of the Code which accepts a Distributee’s Eligible Rollover Distribution.

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                 1.39         “ Eligible Rollover Distribution” means any distribution of all or any portion of the balance to the credit of a Distributee, except that an Eligible Rollover Distribution does not include any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee’s designated Beneficiary, or for a specified period of 10 years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; or, any “hardship withdrawal” described in Treasury Regulation §1.401(k)-1(d)(2)(ii) that may not be distributed to the Distributee without regard to hardship under Section 401(k)(2)(B) of the Code. The portion of a distribution which consists of after-tax contributions which are not includible in gross income may be transferred only in a trustee-to-trustee transfer and may be transferred only to an individual retirement account or annuity described in Section 408(a) or (b) of the Code, or to a qualified defined contribution plan described in Section 401(a) or 403(a) of the Code that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible.

                 1.40         “ Employee” means any person who either: (a) renders services as a common law employee to a Commonly Controlled Entity and is on the payroll of such Commonly Controlled Entity; or (b) is on an Authorized Absence from employment with a Commonly Controlled Entity. Notwithstanding the foregoing, the term “Employee” does not include any individual retained by a Commonly Controlled Entity directly or through an agency or other party to perform services for a Commonly Controlled Entity (for either a definite or indefinite duration) in the capacity of a fee-for-service worker or independent contractor or any similar capacity including, without limitation, any such individual employed by temporary help firms, technical help firms, staffing firms, employee leasing firms, professional employer organizations or other staffing firms, whether or not deemed to be “common law” employees or “leased employees” within the meaning of Section 414(n) of the Code.

                 1.41         “ Employer” means the Company and each Commonly Controlled Entity that maintained the Plan immediately prior to the Effective Date, and any Commonly Controlled Entity that adopts the Plan in accordance with Article XV, as listed in Appendix 1.41; provided, that an entity will cease to be an Employer when it ceases to be a Commonly Controlled Entity or it withdraws from the Plan.

                 1.42         “ Employment Date” means the day an Employee first earns an Hour of Service.

                 1.43         “ ERISA” means the Employee Retirement Income Security Act of 1974, as amended. Reference to any specific Section includes any valid regulation promulgated thereunder, and any statutory provision amending, supplementing or superseding such Section.

                 1.44         “ Exchange Election” means an election by a Participant to change the investment of all or some specified portion of such Participant’s Accounts, as described in Section 6.2.

                 1.45         “ Fiduciary” means: (a) any individual or entity which a Designated Officer identifies to be an Administrative Named Fiduciary with respect to such individual’s or entity’s

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authority to control and manage the operation and administration of the Plan; (b) any individual or entity which an Administrative Named Fiduciary, acting on behalf of the Plan, designates to be a Fiduciary; or (c) any other individual or entity who performs a fiduciary function under the Plan as defined in Section 3(21) of ERISA.

                 1.46         “ Heritage Amoco Participant” means: (a) a participant with an account balance in AESP on the day prior to April 7, 2000; (b) an “Eligible Employee” on the payroll of the Plan Sponsor or a participating employer in AESP on the day prior to April 7, 2000; or (c) a rehired former participant in AESP who either (I) is credited with at least 2 years of Service under AESP prior to April 7, 2000, or (II) who as of his rehire date has not incurred a Break in Service of 7 consecutive years.

                 1.47         “ Heritage BP Participant” means a participant or former participant in BP America CAP prior to April 7, 2000.

                 1.48         “ Highly Compensated Eligible Employee” or “HCE” means an Eligible Employee who is a “highly compensated employee” within the meaning of Section 414(q) of the Code (determined as if the election described in Section 414(q)(1)(B)(ii) of the Code has not been made), the provisions of which are incorporated herein by reference.

                 1.49         “ Hour of Service” means an hour for which an Employee is paid or entitled to be paid, with respect to the performance of duties for any Commonly Controlled Entity either as regular wages, salary, or commissions or pursuant to an award or agreement requiring a Commonly Controlled Entity to pay back wages. The crediting of an Hour of Service will be made in accordance with Department of Labor Regulation §2530.200b-2 and 3.

                 1.50         “ Income Fund” means the Investment Option designated as the Income Fund Investment Option by the Administrator, or if none, the Short-Term Investments Fund.

                 1.51         “ Inactive Participant” means a Participant who is not an Active Participant.

                 1.52         “ Investment Committee” means the Investment Committee designated by the Company for the Trust, or if none, the Chief Financial Officer of the Company.

                 1.53         “ Investment Election” means an election by which a Participant directs the investment of his Contributions or amounts allocated to his Account, as described in Section 6.1.

                 1.54         “ Investment Option” means each of the Investment Options available under the Plan as listed in Appendix 1.54.

                 1.55         “ Member” means a Participant, Alternate Payee or Beneficiary.

                 1.56         “ Non-Highly Compensated Employee” or “NHCE” means an Eligible Employee who is not an HCE.

                 1.57         “ Normal Retirement Date” means the date on which a Participant attains age 65.

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                 1.58         “ Participant” means an individual who is participating in the Plan after completing the Plan’s requirements for participation, but only for so long as such individual is considered a Participant in accordance with Section 2.4.

                 1.59         “ Payment Date” means the date on or after the Settlement Date on which an individual’s Accrued Benefit is withdrawn (or commences to be withdrawn), which date will be at least the minimum number of days required by law, if any, after the date the individual has received such notice as is required by law, if any, before a withdrawal can be made (or commenced to be made) as determined by the Administrator.

                 1.60         “ Plan” means the BP DirectSave Plan, as set forth herein and as hereafter may be amended.

                 1.61         “ Plan Sponsor” means BP Corporation North America Inc.

                 1.62         “ Plan Year” means each calendar year.

                 1.63         “ Predecessor Company” means an entity or predecessor thereof, prior, in either case, to its becoming a Commonly Controlled Entity, or to its assets being acquired by a Commonly Controlled Entity, as determined by the Company.

                 1.64         “ Prior Plan” means the BP DirectSave Plan in effect on the date prior to the Effective Date.

                 1.65         “ QDRO” means a domestic relations order which the Administrator has determined to be a qualified domestic relations order within the meaning of Section 414(p) of the Code.

                 1.66         “ Reemployment Date” means the first date on which an Employee completes an Hour of Service by performing services as an Employee after a Break in Service.

                 1.67         “ Senior Vice President” means the Senior Vice President - Human Resources of the Company or, upon the resignation or removal of such Senior Vice President, any successor officer to the Senior Vice President who performs substantially similar duties with respect to administration of employee benefits (whether assigned a different title by the Company or not), or, in the absence of such a successor, the General Counsel of the Company.

                 1.68         “ Service” means a Participant’s service with any Commonly Controlled Entity, measured in accordance with Article II.

                 1.69         “ Settlement Date” means the date as of which a financial transaction from a corresponding Trade Date is settled in cash or in kind.

                 1.70         “ Sever from Service” means to incur a Severance from Service.

                 1.71         “ Severance from Service” means the earlier of: (a) the date an Employee terminates employment with any Commonly Controlled Entity by reason of a resignation,

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discharge, retirement, or death; or (b) the first anniversary of the date the Employee is first absent (but not on an Authorized Absence) from employment by any Commonly Controlled Entity for any other reason. An Employee who fails to return to employment with any Commonly Controlled Entity at the expiration of an Authorized Absence will be deemed to have Severed from Service on the first to occur of the expiration of his Authorized Absence or the first anniversary of the first day of his Authorized Absence. An Employee who transfers employment between Commonly Controlled Entities will not be deemed to have Severed from Service.

                 1.72         “ Short-Term Investments Fund” means the Investment Option designated as the Short-Term Investments Fund (and prior to February 1, 2002, the Money Market Fund) Investment Option by the Administrator.

                 1.73         “ Spousal Consent” means the irrevocable written consent given by a Spouse to a Participant’s election (or waiver) of a specified form of benefit or Beneficiary designation. The Spouse’s consent must acknowledge the effect on the Spouse of the Participant’s election, waiver or designation and be duly witnessed by a Plan representative or notary public. Spousal Consent will be valid only with respect to the Spouse who signs the Spousal Consent and only for the particular choice made by the Participant which requires Spousal Consent. A Participant may revoke (without Spousal Consent) a prior election, waiver or designation that required Spousal Consent at any time before the Sweep Time associated with the Settlement Date upon which payments will begin. Spousal Consent will not be necessary to the extent that there is a determination by the Administrator that there is no Spouse, the Spouse cannot be located or such other circumstances as may be established by applicable law.

                 1.74         “ Spouse” means a person who, as of the relevant time, is married to the Participant under the laws of the State of the Participant’s residence as evidenced by a valid marriage certificate or other proof acceptable to the Administrator.

                 1.75         “ Sweep Time” means the cutoff time established by the Administrator to receive notification of a financial transaction in order to process the transaction with respect to a Trade Date designated by the Administrator.

                 1.76         “ Trade Date” means the Business Day as of which a financial transaction is effected.

                 1.77         “ Trust” means the legal entity resulting from the Trust Agreement, in which some or all of the assets of this Plan will be received, held, invested and distributed to or for the benefit of Participants and Beneficiaries.

                 1.78         “ Trust Agreement” means the agreement between the Company and the Trustee establishing the Trust, and any amendments thereto.

                 1.79         “ Trust Fund” means any property, real or personal, received by and held by the Trustee, plus all income and gains and minus all losses, expenses, withdrawals and distributions chargeable thereto.

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                 1.80         “ Trustee” means any corporation, individual or individuals designated in the Trust Agreement accepting the appointment as Trustee to execute the duties of the Trustee as set forth in the Trust Agreement.

                 1.81         “ Unit Value” means the value of a unit in an applicable Investment Option, as determined in good faith by the Trustee or the custodian of the Trust Fund, or, in the case of a mutual fund shares, by the issuer of such mutual fund shares.

                 1.82         “ Valuation Time” means 4 p.m. (Eastern Time) or, if earlier, the close of business of the New York Stock Exchange, or as otherwise determined by the Administrator.

                 1.83         “ Year of Participation” means each year of Service to the extent earned during the period beginning on the date a Participant begins making Before-Tax or After-Tax Contributions to the Plan (or any plan the assets of which are merged into the Plan), and continuing for so long as the person remains a Participant.

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ARTICLE II

PARTICIPATION AND SERVICE

                 2.1           Eligibility.

                                 (a)            Participant on Effective Date. Each person who was a participant with an accrued benefit in the Plan immediately before the Effective Date will continue as a Participant as of the Effective Date.

                                 (b)            Other Eligible Employee. Except to the extent provided in Section 2.1(c), each person who is an Eligible Employee will be eligible to become a Participant upon both (i) attaining age 21 and (ii) the completing 1 year of Service, if he is then an Eligible Employee.

                                 (c)            Reemployment. Notwithstanding anything herein to the contrary, for purposes of eligibility to participate hereunder, the following special rules apply if an Eligible Employee incurs a Severance from Service and subsequently has a Reemployment Date:

                                               (i)            If the Eligible Employee had not yet satisfied the Plan’s eligibility requirements, and the Reemployment Date occurs within the 12-month period following his Severance from Service, such Eligible Employee will be treated as if he had not incurred such Severance from Service;

                                               (ii)           If the Eligible Employee had not yet satisfied the Plan’s eligibility requirements, and the Reemployment Date occurs after the 12-month period following his Employment Date, but before the Eligible Employee incurs a Break in Service of at least 3 consecutive 12-month periods, such Eligible Employee’s Service will include Service prior to such Severance from Service (except to the extent disregarded due to a prior Break in Service); and

                                               (iii)          If an Eligible Employee incurs a Break in Service of at least 3 consecutive 12-month periods, the Employee will not be eligible to become a Participant (or resume participation in the Plan) until the completion of 1 year of Service after his Reemployment Date, and then only if he has attained age 21 and is then an Eligible Employee.

                 2.2            Impact of Change of Employment Status on Eligibility. An Employee who has satisfied the Plan’s eligibility requirements, but is not an Eligible Employee will be eligible to become a Participant on the date he becomes an Eligible Employee. If the status of a Participant changes from Eligible Employee to Employee, such Participant will cease to be eligible to make or to have Contributions made on his behalf to the Plan, until such time as such Participant is reemployed by an Employer as an Eligible Employee.

                 2.3            Enrollment. An Eligible Employee who is eligible to become a Participant may become a Participant by enrolling in the Plan, or as otherwise provided in Section 2.9(a).

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                 2.4            Duration. A person will cease to be a Participant on the date that his entire nonforfeitable Accrued Benefit under the Plan has been withdrawn, or upon his death, whichever occurs first.

                 2.5           Service.

                                 (a)           Except as otherwise provided in this Article II and in Article XI, an Employee’s Service will be the sum of (i) the Employee’s Service as of December 31, 2001, and (ii) the Employee’s years and fractions of a year (expressed in days) as an Employee after that date until he Severs from Service.

                                 (b)           Solely for purposes of this Section 2.5, if an Employee completes an Hour of Service before the first anniversary of his Severance from Service, the Severance from Service will be deemed not to have occurred for purposes of this Section 2.5.

                 2.6           Other Service-Crediting Provisions.

                                 (a)           To the extent determined by a resolution of a Designated Officer, a Participant’s Service will include his service as an employee of a Predecessor Company if the Participant was an employee of the Predecessor Company when it became a Commonly Controlled Entity.

                                 (b)           Employment with a Commonly Controlled Entity before the Effective Date will be disregarded in determining an Employee’s Service if such employment would have been disregarded under the rules of the Plan with regard to breaks in service as such rules were in effect under the Plan from time to time before the Effective Date.

                                 (c)           Service as a “leased employee” within the meaning of Section 414(n) or (o) of the Code will be credited for any period during which Section 414 of the Code requires the person to earn Service as a “leased employee.”

                 2.7           Authorized Absences.

                                 (a)           The period of an Authorized Absence will be included in determining an Employee’s Service according to the rules prescribed by this Section 2.7, except to the extent additional Service is required to be granted by applicable law. Solely for purposes of determining the amount of Service that will be credited in accordance with this Section 2.7, the period of an Employee’s Authorized Absence will be deemed to end no later than the date on which the Employee’s employment is terminated.

                                 (b)           If an Employee is absent from employment on account of a medical leave of absence approved by his Employer or if the Employee is receiving benefits under his Employer’s Sickness and Disability Benefits policy, his Employer’s Occupational Illness and Injury policy, or his Employer’s Long-Term Disability Program (or any successors thereto), he will receive Service for the period of his absence from employment not to exceed a period of 24 months.

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                                 (c)           If an Employee is absent from employment on account of a family leave of absence approved by his Employer, he will receive Service for the period of his absence from employment up to a maximum period of 12 months.

                                 (d)           If an Employee is absent from employment for military service with the armed forces of the United States and returns to employment within the period required by the Uniformed Services Employment and Reemployment Rights Act of 1994, or any successor statute, he will receive Service for the period of his absence from employment. Notwithstanding any provision of the Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Section 414(u) of the Code. The Administrator may reasonably request that a Participant demonstrate that he has engaged in qualified military service within the meaning of Section 414(u) of the Code.

                                 (e)           If an Employee is absent from employment on account of any Authorized Absence (other than a leave described in subsections (b), (c) or (d), above) approved by his Employer, he will receive Service for the period of his absence from employment up to a maximum period of 12 months.

                 2.8            Non-duplication. Notwithstanding anything to the contrary in this Article II, a Participant will not receive credit under the Plan for a single period of service more than once for computing Service.

                 2.9            Transfer of Accounts Upon Change of Employment Status.

                                 (a)           If, upon a change of employment status, an Employee who is a participant in a Commonly Administered Plan (other than the BP Savings and Investment Plan) becomes an Eligible Employee:

                                               (i)           such Eligible Employee will become a Participant in the Plan as of the transfer date;

                                               (ii)          his contribution elections and investment election made under the Commonly Administered Plan will automatically be treated as his Contribution Election and Investment Election under this Plan; and

                                               (iii)         he can elect to have his accounts under such Commonly Administered Plan transferred to the corresponding Accounts to be established on his behalf under this Plan.

                                 (b)           Notwithstanding the foregoing election, the prior investment election of such Participant will not continue in effect in this Plan if Investment Options in this Plan and the Commonly Administered Plan are different. In that case, the Investment Election will be deemed to be (until changed) the Short-Term Investments Fund, and all amounts transferred to this Plan will be invested initially in the Short-Term Investments Fund and then reinvested pursuant to an Exchange Election made by the Participant, or as otherwise directed by the Administrator.

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                                 (c)           If the status of a Participant changes from Eligible Employee to Employee and such Participant becomes eligible to participate in a different Commonly Administered Plan (other than the BP Savings and Investment Plan), at his election his Accounts (and the Investment Options in which those Accounts are invested) under this Plan will be transferred to the corresponding accounts (and investment options) to be established on his behalf under such Commonly Administered Plan, subject to the terms of such Commonly Administered Plan.

                 2.10         Transfer of Accounts Upon Outsourcing. If a Participant ceases to be an Eligible Employee because his employment function has been outsourced to a Contractor Firm, the Administrator may provide for, or cause, the Accounts of such Eligible Employee to be transferred to a plan of the Contractor Firm that is intended to be qualified under Section 401(a) of the Code in a transfer that complies with the requirements of Sections 411(d)(6) and 414(l) of the Code.

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ARTICLE III

CONTRIBUTIONS

                 3.1           Before-Tax Contributions.

                                 (a)           Any Participant who is an Eligible Employee may elect to have Before-Tax Contributions made to the Plan by his Employer in an integral percentage of his Compensation of not less than 1 percent nor more than 100 percent; provided, however, that in no event may the percentage of the After-Tax Contributions of a Participant, when added to the percentage of Before-Tax Contributions, if any, made on his behalf equal less than 1 percent or more than 100 percent of his Compensation. The Compensation of such Participant will be reduced by the percentage elected under the Contribution Election in effect for such Participant; provided, however, that no Before-Tax Contributions made with respect to a year on behalf of a Participant may exceed the limitations set forth in Article IV. With respect to each applicable payroll period, the Employer will contribute as soon as reasonably possible, an amount to the Trust equal to the Participant’s Before-Tax Contributions for such payroll period and the Administrator will cause such amount to be allocated and posted to the Participant’s Before-Tax Account.

                                 (b)           Subject to the right of any Participant who attains age 50 before the close of the relevant Plan Year to make additional Before-Tax Contributions as catch-up contributions pursuant to Section 4.9, if the Contribution Dollar Limit prevents the Employer from making Before-Tax Contributions on behalf of a Participant, the Participant will be deemed to have elected to make an After-Tax Contribution pursuant to Section 3.2 with respect to Before-Tax Contributions the Employer was prevented from making; provided, however, that no such After-Tax Contributions made with respect to a year on behalf of a Participant may exceed the limitations set forth in Article IV.

                 3.2            After-Tax Contributions. Any Participant who is an Eligible Employee may elect to make After-Tax Contributions to the Plan by payroll deduction in an integral percentage of his Compensation of not less than 1 percent nor more than 100 percent; provided, however, that in no event may the percentage of the After-Tax Contributions of a Participant, when added to the percentage of Before-Tax Contributions, if any, made on his behalf equal less than 1 percent or more than 100 percent of his Compensation. Any payroll deduction with respect to After-Tax Contributions will be made from the Compensation of a Participant by his Employer in accordance with the terms of the Contribution Election in effect for such Participant; provided, however, that no After-Tax Contributions made with respect to a year on behalf of a Participant may exceed the limitations set forth in Article IV. With respect to each applicable payroll period, the Employer will contribute as soon as reasonably possible, an amount to the Trust equal to the Participant’s After-Tax Contributions for such payroll period and the Administrator will cause such amount to be allocated and posted to the Participant’s After-Tax Account.

                 3.3            Match Contributions. No Match Contributions will be made under the Plan.

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                 3.4           Rollover Contributions.

                                 (a)           Any Eligible Employee may elect to make a Rollover Contribution to the Plan by delivering, or causing to be delivered, to the Plan the assets in cash which constitute such Rollover Contribution, provided that such Rollover Contribution meets such conditions as the Administrator may establish. Upon receipt by the Trustee, such assets will be invested in the Investment Options described in Article VI, in accordance with the Participant’s Investment Election with respect to such Rollover Contributions. The Trustee will then allocate and post to the Rollover Account of such Participant the amount of such Rollover Contribution. No Rollover Contribution by an Eligible Employee pursuant to this Section 3.4 will be deemed to be a contribution of such Eligible Employee for purposes of Article IV.

                                 (b)           If it is later determined that an amount transferred pursuant to subsection (a), above, did not in fact qualify as a Rollover Contribution, the balance allocated to the Employee’s Rollover Account will immediately be: (i) segregated from all other Plan assets; (ii) treated as a non-qualified trust established by and for the benefit of the Employee; and (iii) distributed to the Employee, as adjusted for earnings and losses. Any such nonqualifying rollover will be deemed never to have been a part of the Plan.

                                 (c)           A Participant who is entitled to receive a lump sum distribution from a qualified plan described in Section 401(a) of the Code maintained by an Employer as the result of separation of employment or retirement from a Commonly Controlled Entity may elect to have such lump sum distribution deposited into his Rollover Account under the Plan. Such Rollover Contribution must be made in accordance with procedures that may be specified by the Administrator.

                 3.5           Election Procedures.

                                 (a)           A Participant’s election to make Before-Tax Contributions and After-Tax Contributions will continue in effect (with automatic adjustment for any change in his Compensation) until changed or terminated pursuant to procedures established by the Administrator, suspended under the terms of this Plan, or until the Participant ceases to be paid as an Eligible Employee.

                                 (b)           In the event of a mistake by either the Employer or the Administrator regarding the amount of a Participant’s Before-Tax Contributions or After-Tax Contributions during a Plan Year, the Employer may permit, in its sole discretion, contributions in excess of the 100 percent limit set forth in Sections 3.1 and 3.2 to be made for 1 or more payroll periods during such Plan Year, but only to the extent required for such contributions for the Plan Year to equal what they would have been in the absence of the mistake.

                                 (c)           A Participant’s election to make Before-Tax Contributions and After-Tax Contributions may be limited pursuant to procedures established by the Administrator for purposes of complying with any tax, deferral or other withholding obligations or elections with respect to such Participant’s Compensation.

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ARTICLE IV

LIMITATION ON CONTRIBUTIONS

                 4.1            Limit on Before-Tax Contributions. The aggregate elective deferrals (as defined in Section 402(g)(3) of the Code) made on behalf of each Participant under the Plan for any Plan Year will not exceed:

                                 (a)           the Contribution Dollar Limit, reduced by:

                                 (b)           the sum of any of the following amounts that were contributed on behalf of the Participant for the Plan Year under a plan, contract, or arrangement other than this Plan:

                                                 (1)           any employer contribution under a qualified cash or deferred arrangement (as defined in Section 401(k) of the Code) to the extent not includable in the Participant’s gross income for the taxable year under Section 402(e)(3) of the Code (determined without regard to Section 402(g) of the Code);

                                                 (2)           any employer contribution to the extent not includable in the Participant’s gross income for the taxable year under Section 402(h)(1)(B) of the Code (determined without regard to Section 402(g) of the Code);

                                                 (3)           any employer contribution to purchase an annuity contract under Section 403(b) of the Code under a salary reduction agreement (within the meaning of Section 3121(a)(5)(D) of the Code); and

                                                 (4)           any elective employer contribution under Section 408(p)(2)(A)(i) of the Code;

provided that no contribution described in this subsection (b) will be taken into account for the purpose of reducing the dollar limit in subsection (a), above, if the plan, contract, or arrangement is not maintained by a Commonly Controlled Entity unless the Participant has filed a notice with the Administrator not later than March 15 of the next Plan Year regarding such contribution.

                 4.2           Actual Deferral Percentage Test.

                                 (a)           The Plan will satisfy the actual deferral percentage test set forth in Section 401(k)(3) of the Code and Treasury Regulation §1.401(k)-1(b), the provisions of which (and any subsequent Internal Revenue Service guidance issued thereunder) are incorporated herein by reference(including, at the election of the Employer, the making of qualified nonelective contributions, as defined in Section 401(m)(4)(C) of the Code, to be treated as Before-Tax Contributions hereunder), each as modified by subsection (b), below. In accordance with Section 401(k)(3) of the Code and Treasury Regulation §1.401(k)-1(b), as modified by subsection (b), below, the actual deferral percentage for HCEs for any Plan Year will not exceed the greater of:

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                                                 (1)           the actual deferral percentage for NHCEs for the current Plan Year multiplied by 1.25, or

                                                 (2)           the lesser of (i) the actual deferral percentage for NHCEs for the current Plan Year multiplied by 2 and (ii) the actual deferral percentage for NHCEs for the current Plan Year plus 2%.

                                 (b)           In performing the actual deferral percentage test described in subsection (a), above, the following special rules will apply:

                                                 (1)           the deferral percentages of Participants who are covered by an agreement that the Secretary of Labor finds to be a collective bargaining agreement between employee representatives and an Employer will be disaggregated from the deferral percentages of other Participants and the provisions of this Section 4.2 will be applied separately with respect to each group.

                                                 (2)           Employees who have not become eligible to become Participants will be disregarded in applying this Section 4.2.

                                                 (3)           The Administrator may permissively aggregate the Plan with other plans to the extent permitted under Treasury Regulation §1.401(k)-1.

                 4.3           Actual Contribution Percentage Test.

                                 (a)           The Plan will satisfy the actual contribution percentage test set forth in Section 401(m)(2) of the Code and Treasury Regulation §1.401(m)-1(b), the provisions of which (and any subsequent Internal Revenue Service guidance issued thereunder) are incorporated herein by reference(including, at the election of the Employer, the making of qualified nonelective contributions, as defined in Section 401(m)(4)(C) of the Code, to be treated as Before-Tax Contributions hereunder), each as modified by subsection (b), below. In accordance with Section 401(m)(2) of the Code and Treasury Regulation §1.401(m)-1(b), as modified by subsection (b), below, the actual contribution percentage for HCEs for any Plan Year will not exceed the greater of:

                                                 (1)           the actual contribution percentage for NHCEs for the current Plan Year multiplied by 1.25, or

                                                 (2)           the lesser of (i) the actual contribution percentage for NHCEs for the current Plan Year multiplied by 2 and (ii) the actual contribution percentage for NHCEs for the current Plan Year plus 2%.

                                 (b)           In performing the actual contribution percentage test described in subsection (a), above, the following special rules will apply:

                                                 (1)           the limit imposed by the actual contribution percentage test will apply only to HCEs and NHCEs who are not covered by an agreement that the Secretary of

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Labor finds to be a collective bargaining agreement between employee representatives and an Employer;

                                                 (2)           Employees who have not become eligible to become Participants will be disregarded in applying this Section 4.3.

                                                 (3)           The Administrator may permissively aggregate the Plan with other plans to the extent permitted under Treasury Regulation §1.401(m)-1.

                 4.4            Prohibition on Multiple Use. For Plan Years beginning prior to January 1, 2002, the Plan will not violate the prohibition against multiple use of the alternative methods of compliance with Sections 401(k) and (m) of the Code. The prohibition is set forth in Section 401(m)(9) of the Code and Treasury Regulation §1.401(m)-2, the provisions of which (and any subsequent Internal Revenue Service guidance issued thereunder) are incorporated herein by reference, and will be applied using the current year testing method; provided that:

                                 (a)           the limit imposed by the multiple use test will apply only to HCEs and NHCEs who are not covered by an agreement that the Secretary of Labor finds to be a collective bargaining agreement between employee representatives and an Employer;

                                 (b)           the multiple use test will be applied after taking into account the modifications to the actual deferral percentage test and the actual contribution percentage tests made by Sections 4.2(b) and 4.3(b); and

                                 (c)           Employees who have not become eligible to become Participants will be disregarded in applying this Section 4.4.

                 4.5           Maximum Contributions.

                                 (a)           In addition to any other limitation set forth in the Plan and notwithstanding any other provision of the Plan, in no event will the annual additions allocated to a Participant’s Account under the Plan, together with the aggregate annual additions allocated to the Participant’s accounts under all other defined contribution plans required to be aggregated with the Plan under the provisions of Section 415 of the Code, exceed the maximum amount permitted under Section 415 of the Code, the provisions of which are incorporated herein by reference.

                                 (b)           If the limitations imposed by this Section 4.5 apply to a Participant who is entitled to annual additions under one or more tax-qualified plans with which the Plan is aggregated for purposes of Section 415 of the Code, the annual additions under the Plan and such other plan or plans will be reduced in the following order, to the extent necessary to prevent the Participant’s benefits and/or annual additions from exceeding the limitations imposed by this Section:

                                                 (1)           All other defined contribution plans in which the Participant participated and with which the Plan is aggregated for purposes of Section 415 of the Code, in an

23

order based on the reverse chronology of the annual additions to the plans, beginning with the last annual addition and ending with the first annual addition; and

                                                 (2)           the Plan.

                 4.6            Imposition of Limitations. Notwithstanding anything contained in the Plan to the contrary, the Administrator may, in his sole discretion, limit the amount of a Participant’s Before-Tax Contributions and After-Tax Contributions during a Plan Year to the extent that he determines that the imposition of such a limit is necessary or appropriate to ensure that the Plan will satisfy the requirements of this Article. Any such limitation may be imposed on a Participant at any time and without advance notice to the Participant, and regardless of whether the Participant is covered by a collective bargaining agreement between employee representatives and an Employer. The Administrator can impose limitations beyond those that are absolutely necessary to satisfy the requirements of this Article and may, in his sole discretion, impose more restrictive limitations that are designed to enable the Plan to satisfy those requirements by a reasonable margin. Notwithstanding anything contained in the Plan to the contrary, in the event that the Contributions to be allocated to a Participant for a particular payroll period would cause the limitations of Section 4.5 to be exceeded with respect to a Participant, the Match Contributions which otherwise would be made with respect to such Participant for such period will be first reduced or eliminated so that the limitations of Section 4.5 are not exceeded.

                 4.7            Return of Excess Annual Additions, Deferrals, and Contributions.

                                 (a)           If a Participant’s Before-Tax Contributions or After-Tax Contributions cause the annual additions allocated to a Participant’s Account to exceed the limit imposed by Section 4.5, such excess contributions (plus or minus any gains or losses thereon) will be returned to the Participant in the following order: (i) After-Tax Contributions for which no Match Contributions were made; (ii) Before-Tax Contributions for which no Match Contributions were made; (iii) After-Tax Contributions for which Match Contributions were made; and (iv) Before-Tax Contributions for which Match Contributions were made. Contributions returned pursuant to this subsection (a) will be disregarded in applying the limits imposed by Sections 4.1 through 4.4.

                                 (b)           After any excess annual additions (plus or minus any gains or losses thereon) with respect to a Plan Year have been distributed as provided in subsection (a), above, if a Participant’s aggregate elective deferrals (as defined in Section 402(g)(3) of the Code) with respect to a Plan Year exceed the Contribution Dollar Limit, the following rules will apply to such excess (the Participant’s “excess deferrals”):

                                                 (1)           Not later than the first January 31 following the close of the Plan Year, the Participant may allocate to the Plan all or any portion of the Participant’s excess deferrals for the Plan Year (provided that the amount of the excess deferrals allocated to the Plan will not exceed the amount of the Participant’s Before-Tax Contributions to the Plan for the Plan Year that have not been withdrawn or distributed) and will notify the Administrator of any amount allocated to the Plan.

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                                                 (2)           If excess deferrals have been made to this Plan, or any other plan maintained by a Commonly Controlled Entity, on behalf of a Participant for a Plan Year, the Participant will be deemed to have allocated such excess deferrals to the Plan pursuant to subsection (b)(1), above, and the Plan will distribute such excess deferrals pursuant to subsection (b)(3), below.

                                                 (3)           As soon as practicable, but in no event later than the first April 15th following the close of the Plan Year, the Plan will distribute to the Participant the amount allocated or deemed allocated to the Plan under subsection (b)(1) or (b)(2), above (plus or minus any gains or losses thereon). The distribution described in this subsection (b)(3) will be made notwithstanding any other provision of the Plan.

                                 (c)           After any excess annual additions (plus or minus any gains or losses thereon) with respect to a Plan Year have been distributed as provided in subsection (a), above, after any excess deferrals (plus or minus any gains or losses thereon) with respect to a Plan Year have been distributed as provided in subsection (b), above, and after any action pursuant to Section 4.6 with respect to the Plan Year has been taken, if the actual deferral percentage for the Plan Year of HCEs exceeds the limit imposed by Section 4.2, the following rules apply:

                                                 (1)           (A) The amount of the excess contributions (determined in accordance with Section 401(k)(8)(B) of the Code and subparagraph (3), below), plus or minus any gains or losses thereon (including, in the discretion of the Administrator, gains or losses attributable to the “gap period” within the meaning of Treasury Regulation §1.401(k)-1(f)(4)), will be distributed to HCEs, beginning with the HCE with the highest dollar amount of Before-Tax Contributions for the Plan Year in an amount required to cause that HCE’s Before-Tax Contributions to equal the dollar amount of the Before-Tax Contributions of the HCE with the next highest dollar amount of Before-Tax Contributions (or in such lesser amount that is equal to the total amount of excess contributions). The process described in the preceding sentence will continue until the reduction equals the total excess contributions made to the Plan.

                                                                 (B)           The distribution described in subparagraph (A), above, will be made as soon as practicable, but in no event later than the close of the Plan Year following the close of the Plan Year with respect to which the excess contributions were made.

                                                                 (C)           The gains or losses on excess contributions will be determined by multiplying the total annual earnings (positive or negative) for the Plan Year in the Participant’s Before-Tax Account by the following fraction:

                                                                                 (i)            The numerator of the fraction will be the amount of the excess contributions.

                                                                                 (ii)           The denominator of the fraction will be the value of the Participant’s Before-Tax Account as of the last day of the Plan Year (or at the end of the gap period, if elected by the Company), reduced by any positive earnings (or increased by any negative earnings) credited to the Participant’s Before-Tax Account for the Plan Year (and for the gap period, if elected by the Company).

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Notwithstanding the preceding provisions of this subparagraph (C), in the discretion of the Administrator, the gains and losses on excess contributions will be determined in accordance with any method permitted under the Code and the applicable Treasury Regulations.

                                                 (2)           In accordance with Treasury Regulations, the Administrator may elect, in his sole discretion, to treat as an After-Tax Contribution the amount of the excess contributions attributable to a Participant who is an HCE, except to the extent that such After-Tax Contribution would cause the Plan to exceed (or to continue to exceed) the contribution percentage limit imposed by Section 4.3 or to violate (or to continue to violate) the prohibition against multiple use imposed by Section 4.4.

                                                 (3)           The excess contributions to the Plan will be determined in accordance with Section 401(k)(8)(B) of the Code by performing the hypothetical calculation described in this subparagraph (3). The actual deferral percentage of the HCE with the highest individual actual deferral percentage will be reduced to the extent necessary to cause his actual deferral percentage to equal the actual deferral percentage of the HCE with the second highest individual actual deferral percentage (or, if it would result in a lesser reduction, to the extent necessary to cause the Plan to satisfy the actual deferral percentage test under Section 4.2). The excess contribution to the Plan is the amount by which the Before-Tax Contributions of the HCE with the highest individual actual deferral percentage would have been reduced after the hypothetical reduction in actual deferral percentage described in the preceding sentence. This process will continue until no excess contributions remain.

The distribution described in subparagraph (1), above, will be made notwithstanding any other provision of the Plan. The amount distributed pursuant to subparagraph (1), above, or recharacterized pursuant to subparagraph (2), above, for a Plan Year with respect to a Participant will be reduced by any excess deferral previously distributed from the Plan to such Participant for the Participant’s taxable year ending with or within such Plan Year.

                                 (d)           If a Participant’s Before-Tax Contributions or After-Tax Contributions (plus or minus any gains or losses thereon) are returned to him pursuant to the provisions of this Section 4.7, any Match Contributions (plus or minus any gains or losses thereon) with respect to such returned Before-Tax Contributions or After-Tax Contributions will be immediately forfeited. Any such forfeitures will be applied to reduce the Company’s obligation to make Match Contributions pursuant to Article III.

                                 (e)           After any excess deferrals (plus or minus any gains or losses thereon), and any excess contributions (plus or minus any gains or losses thereon), with respect to a Plan Year have been distributed and/or re-characterized, in accordance with subsections (a), (b), (c), and (d), above, and after any action pursuant to Section 4.6 with respect to the Plan Year has been taken, if the contribution percentage for the Plan Year of HCEs exceeds the actual contribution percentage limit imposed by Section 4.3, the following rules will apply:

                                                 (1)           (A)          The amount of the excess aggregate contributions for the Plan Year (determined in accordance with Section 401(m)(6)(B) of the Code and subparagraph

26

(3), below), plus or minus any gains or losses thereon (including, in the discretion of the Company, gains or losses attributable to the “gap period” within the meaning of Treasury Regulation §1.401(m)-1(e)(3)), will be distributed (or, if forfeitable, will be forfeited) as soon as practicable and in any event before the close of the Plan Year following the close of the Plan Year with respect to which the excess aggregate contributions were made.

                                                                 (B)           The gains or losses on excess aggregate contributions will be determined by multiplying the total annual earnings (positive or negative) for the Plan Year in the Participant’s After-Tax and Match Accounts by the following fraction:

                                                                                 (i)            The numerator of the fraction will be the amount of the excess aggregate contributions.

                                                                                 (ii)           The denominator of the fraction will be the value of the Participant’s After-Tax and Match Accounts as of the last day of the Plan Year (or at the end of the gap period, if elected by the Company), reduced by any positive earnings (or increased by any negative earnings) credited to the Participant’s After-Tax and Match Accounts for the Plan Year (and for the gap period, if elected by the Company).

Notwithstanding the preceding provisions of this subparagraph (B), in the discretion of the Administrator, the gains and losses on excess contributions will be determined in accordance with any method permitted under the Code and the applicable Treasury Regulations.

                                                 (2)           Any distribution in accordance with subparagraph (1), above, will be made to HCEs, beginning with the HCE with the highest dollar amount of After-Tax Contributions and Match Contributions for the Plan Year in an amount required to cause that HCE’s After-Tax Contributions and Match Contributions to equal the dollar amount of the After-Tax Contributions and Match Contributions of the HCE with the next highest dollar amount of After-Tax Contributions and Match Contributions (or in such lesser amount that is equal to the total amount of excess aggregate contributions). This process will continue until the reduction equals the total excess aggregate contributions made to the Plan. Such distributions will be made notwithstanding any other provision of the Plan.

                                                 (3)           The excess aggregate contributions to the Plan will be determined in accordance with Section 401(m)(6)(B) of the Code by performing the hypothetical calculation described in this subparagraph (3). The actual contribution percentage of the HCE with the highest individual actual contribution percentage will be reduced to the extent necessary to cause his actual contribution percentage to equal the actual contribution percentage of the HCE with the second highest individual actual contribution percentage (or, if it would result in a lesser reduction, to the extent necessary to cause the Plan to satisfy the actual contribution percentage under Section 4.3). The excess aggregate contribution to the Plan is the amount by which the After-Tax Contributions and Match Contributions on behalf of the HCE with the highest individual actual contribution percentage would have been reduced after the hypothetical reduction in actual contribution percentage described in the preceding sentence. This process will continue until no excess aggregate contributions remain.

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The determination of the excess aggregate contributions under this subsection (e) for any Plan Year will be made after taking the measures called for by the preceding subsections of this Section 4.7.

                                 (f)            For Plan Years beginning prior to January 1, 2002, if, after all the actions required or permitted by Section 4.6 and the preceding provisions of this Section 4.7 have been taken, the Before-Tax Contributions, After-Tax Contributions, and Match Contributions of HCEs cause the Plan to violate the prohibition against multiple use imposed by Section 4.4, the contribution percentage of such HCEs will be reduced to the extent necessary to cause the Plan to comply with that prohibition, and the excess aggregate contributions will be distributed (or, if forfeitable, will be forfeited) in the manner described in subsection (e), above.

                 4.8            Incorporation by Reference. Each incorporation by reference in this Article IV of the provisions of Sections 401(k)(3), (m)(2), (m)(9) and 415, and the specific underlying regulations thereunder, includes this incorporation by reference to any subsequent Internal Revenue Service guidance issued thereunder.

                 4.9            Catch-Up Contributions. Notwithstanding anything in this Plan to the contrary, with respect to Contributions for Plan Years beginning after December 31, 2001, all Eligible Employees who attain age 50 before the close of the relevant Plan Year will be eligible to make additional Before-Tax Contributions as catch-up contributions in accordance with, and subject to the limitations of, Section 414(v) of the Code, the provisions of which are hereby incorporated herein by reference. Such catch-up contributions will not be taken into account for purposes of the provisions of the Plan implementing the required limitations of Sections 402(g) and 415 of the Code, and will not be subject to the requirements of Section 4.7. The Plan will not be treated as failing to satisfy the provisions of the Plan implementing the requirements of Section 401(k)(3), 410(b) or 416 of the Code by reason of the making of such catch-up contributions.

                 4.10          Definition of Compensation. For Plan Years and limitation years beginning on and after January 1, 2001, for purposes of applying the limitations described in this Article IV, compensation paid or made available during such Plan Year or limitation year will include elective amounts that are not included in gross income of the Employee by reason of Section 132(f) of the Code. This provision will also apply for purposes of Section 1.48 and Article XVII of the Plan.

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ARTICLE V

ACCOUNTING FOR PARTICIPANTS
ACCOUNTS AND FOR INVESTMENT OPTIONS

                 5.1           Individual Participant Accounting.

                                 (a)            Account Maintenance. The Administrator will cause the Accounts for each Participant to reflect transactions involving Contributions and other allocations thereto, loans, earnings, losses, withdrawals, distributions and expenses to be allocated and posted to the Accounts in accordance with the terms of this Plan. Financial transactions during or with respect to an Accounting Period will be accounted for at the individual Account level by allocating and posting each transaction to the Account as of a Trade Date. At any point in time, the value of a Participant’s Accrued Benefit will be equal to the sum of the aggregate of the following amounts determined under (1), (2) and (3) with regard to each Investment Option:

                                                 (1)           the (A) Unit Values for the portion of his Accounts invested in each Investment Options under 5.2(a) multiplied by (B) the number of full and fractional units for each such Investment Option posted to his Accounts.

                                                 (2)           the (A) fair market value for the shares for the portion of his Accounts invested in each Investment Option under 5.2(b) multiplied by (B) the number of full and fractional shares for each such Investment Option posted to his Accounts, and

                                                 (3)           the fair market value of any other assets of the Trust Fund (exclusive of assets described in (1) and (2)) in which a portion of his Accounts is invested or held.

                                 (b)            Trade Date Accounting and Investment Cycle. For any transaction to be processed as of a Trade Date, the Administrator must receive instructions by the Sweep Time and such instructions will apply only to amounts held in and posted to the Accounts as of the Trade Date. Except as otherwise provided herein, all transactions will be effected on the Trade Date relating to the Sweep Time (or as soon thereafter as is administratively possible).

                                 (c)            Suspension of Transactions. Whenever the Administrator considers such action to be in the best interest of the Participants, the Administrator in its discretion may suspend from time to time the Trade Date or reset the Sweep Time.

                                 (d)            How Fees and Expenses are Charged to Accounts. Account maintenance fees will be charged to Accounts (to the extent such fees are not paid by the Employer), provided that no fee will reduce an Account balance below zero. Transaction type fees (such as loan set-up fees, etc.) will be charged to the Accounts involved in the transaction as determined pursuant to procedures adopted by the Administrator. Fees and expenses incurred for the management and maintenance of Investment Options will be charged at the Investment Option level and reflected in the net gain or loss of each Investment Option to the extent not paid by the Employer.

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                                 (e)            Error Correction. The Administrator may correct any errors or omissions in the administration of the Plan by crediting or charging any Account with the amount that would have been allocated, credited or charged to the Account had no error or omission been made. Funds necessary for any such crediting will be provided through payment made by the Administrator, or, if the Administrator was not responsible for such error or omission, through payment by the Employer.

                 5.2           Accounting for Investment Options.

                                 (a)            Unit Accounting. The investments in each Investment Option designated by the Administrator as subject to unit accounting will be maintained in full and fractional units. The Administrator is responsible for determining the number of full and fractional units of each such Investment Option.

                                 (b)            Share Accounting. The investments in each Investment Option designated by the Administrator as subject to share accounting will be maintained in full and fractional shares. The Administrator is responsible for determining the number of full and fractional shares of each such Investment Option.

                 5.3            Accounts for Beneficiaries and Alternate Payees. A separate Account will be established for any Beneficiary entitled to any portion of a deceased Participant’s Account, and for an Alternate Payee as of the date and in accordance with the directions specified in the QDRO. Such Account will be valued and accounted for in the same manner as any other Account. Beneficiaries and Alternate Payees will be treated as Participants to the extent provided as follows:

                                 (a)            Exchange Election. A Beneficiary or an Alternate Payee may direct or exchange the investment of such Account in the same manner as a Participant.

                                 (b)            Withdrawals and Forms of Payment. Payment to a Beneficiary may be made as provided herein. An Alternate Payee will receive payment of the amount specified in the QDRO as soon as administratively possible, regardless of whether the Participant is an Employee, unless the QDRO specifically provides that payment be delayed, including at the election of the Alternate Payee. Payment may be made in the same forms as are available to the Participant with respect to whom the QDRO has been obtained, to the extent provided in the QDRO.

                                 (c)            Participant Loans. A Beneficiary or an Alternate Payee will not be entitled to borrow from his Account. If a QDRO specifies that the Alternate Payee is entitled to any portion of the Account of a Participant who has an outstanding loan balance, all outstanding loans will continue to be held in the Participant’s Account and will not be divided between the Participant’s and Alternate Payee’s Accounts.

                                 (d)            Beneficiary. A Beneficiary or an Alternate Payee (to the extent provided for in the QDRO) may designate a Beneficiary in the same manner as a Participant.

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                 5.4            Transition Rules. The Administrator may adopt such procedures, including imposing “transition” periods, as are necessary to accommodate any plan mergers, Investment Option or accounting changes or events, or similar events as it determines are necessary for the proper administration of the Plan.

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ARTICLE VI

INVESTMENT OPTIONS AND ELECTIONS

                 6.1           Investment of Contributions.

                                 (a)            Investment Election. Each Participant may direct the Administrator, by submission to the Administrator of an Investment Election, to invest Contributions (and loan repayments) posted to his Accounts and other amounts allocated and posted to the Participant’s Account in one or more Investment Options; provided, however, that a separate Investment Election is required for Rollover Contributions. Notwithstanding the above, Match Contributions will be invested directly in the Company Stock Fund. In the absence of an Investment Election, Before-Tax Contributions, After-Tax Contributions and Rollover Contributions (and loan repayments) will be invested in the Short-Term Investments Fund.

                                 (b)            Effective Date of Investment Election; Change of Investment Election. A Participant’s initial Investment Election will be effective with respect to an Investment Option on the Trade Date which relates to the Sweep Time on which or prior to which the Investment Election is received and not revoked pursuant to procedures specified by the Administrator. A Participant’s Investment Election will continue in effect, notwithstanding any change in his Compensation or his Contribution Percentage, until the earliest of: (1) the effective date of a new Investment Election; or (2) the date he ceases to be a Participant. A change in Investment Election will be effective with respect to an Investment Option as soon as administratively possible after the date the Administrator receives the Participant’s new Investment Election.

                 6.2           Investment of Accounts.

                                 (a)            Exchange Election. Notwithstanding a Participant’s Investment Election, a Participant may direct the Administrator, by submission of an Exchange Election to the Administrator, to change the investment of his Accounts between 2 or more Investment Options, on a pro rata basis with respect to each of the Participant’s Accounts (exclusive of the Participant’s loans).

                                 (b)            Effective Date of Exchange Election. An Exchange Election to change a Participant’s investment of his Accounts in one Investment Option to another Investment Option will be effective with respect to such Investment Options on the Trade Date(s) which relates to the Sweep Time on which or prior to which the Exchange Election is received and not revoked pursuant to procedures specified by the Administrator. Notwithstanding the foregoing, and except as provided in Section 12.1 below, an Exchange Election made with respect to the Account balance of a Participant who dies on or after the Effective Date will not be valid if it is made after such time that is established by the Administrator following the date the Administrator is notified of such Participant’s death.

                                 (c)            Delayed Effective Date. Notwithstanding any provision of this Section 6.2 to the contrary, if the sell portion of an Exchange Election can not be processed due to a

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problem in the market, a liquidity shortage in an Investment Option or disruption of other sell or buy orders in another Investment Option, the buy portion of the Exchange Election will not be processed on a Trade Date until the sell transaction can be processed.

                 6.3            Investment Options. The Plan’s Investment Options are indicated in Appendix 1.54. In addition, a Designated Officer may, from time to time, as directed by the Investment Committee:

                                 (a)           limit or freeze investments in, or transfers from, an Investment Option;

                                 (b)           add funding vehicles thereunder;

                                 (c)           liquidate, consolidate or otherwise reorganize an existing Investment Option; or

                                 (d)           add new Investment Options to, or delete Investment Options from, Appendix 1.54.

                 6.4            Transition Rules. Effective as of the date designated by the Designated Officer on which any Investment Option is addressed under Section 6.3, each Participant will have the opportunity to make new Investment Elections and Exchange Elections to the Administrator no later than the applicable Sweep Time. The Administrator may take such action as the Administrator deems appropriate, including, but not limited to:

                                 (a)           using any reasonable accounting methods in performing his duties during the period of transition;

                                 (b)           designating into which Investment Option a Participant’s Accounts or Contributions will be invested;

                                 (c)           establishing the method for allocating net investment gains or losses and the extent, if any, to which amounts received by and distributions paid from the Trust during this period share in such allocation;

                                 (d)           investing all or a portion of the Trust’s assets in a short-term, interest-bearing Investment Option during such transition period;

                                 (e)           delaying any Trade Date during a designated transition period or changing any Sweep Time or Valuation Time during such transition period; or

                                 (f)            designating how and to what extent a Participant’s Investment Election Exchange Election will apply to Investment Options.

                 6.5            Restricted Investment Options. Notwithstanding anything contained herein to the contrary: (a) a Participant may not direct investment of future Contributions or loan repayments in, or direct transfer of any portion of his Account balance into, the Income Fund; (b) purchases and sales in the Company Stock Fund will be restricted for Participants subject to applicable

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statutory, stock exchange or Company trading restrictions; and (c) amounts invested hereunder will be subject to such restrictions as may be imposed by (i) the issuer of securities to an Investment Option, or (ii) the investment manager or advisor of such Investment Option.

                 6.6            Risk of Loss. Neither the Plan nor the Company guarantees that the fair market value of the Investment Options, or of any particular Investment Option, will be equal to or greater than the amounts invested therein. Neither the Plan nor the Company guarantees that the value of the Accounts will be equal to or greater than the Contributions allocated thereto. Except as required pursuant to ERISA, each Participant will have sole responsibility for the investment of his Accounts and for transfers among the available Investment Options, and no fiduciary, or other person will have any liability for any loss or diminution in value resulting from any Participants’ exercise of, or failure to exercise, such investment responsibility. Each Member assumes all risk of any decrease in the value of the Investment Options and the Accounts. The Plan is intended to constitute a plan described in Section 404(c) of ERISA.

                 6.7            Interests in the Investment Options. No Member will have any claim, right, title, or interest in or to any specific assets of any Investment Option until distribution of such assets is made to such Member. No Member will have any claim, right, title, or interest in or to the Investment Option, except as and to the extent expressly provided herein.

                 6.8            Sole Source of Benefits. Members may only seek payment of benefits under the Plan from the Trust, and except as otherwise required by law, the Employer assumes no responsibility or liability therefor.

                 6.9            Alternate Payees and Beneficiaries. See Section 5.3 for the treatment of Alternate Payees and Beneficiaries as Participants for purposes of this Article VI.

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ARTICLE VII

VESTING AND FORFEITURES

                 7.1            Vesting in Match Account. Except as provided in Section 7.2, an Active Participant will be 100 percent vested in his Match Account if:

                                 (a)           he is credited with at least 3 years of Service;

                                 (b)           he attains age 65;

                                 (c)           he becomes Disabled;

                                 (d)           he dies;

                                 (e)           his employment with each Commonly Controlled Entity is terminated:

                                                 (1)           and such termination is involuntary and results from the sale or other disposition of all or part of an Employer to a person or entity which is not a Commonly Controlled Entity;

                                                 (2)           under the terms of (A) a written voluntary or involuntary severance plan of general application duly adopted by the Company or (B) a separation agreement between the Participant and an Employer; or

                                                 (3)           the Participant’s employment function has been outsourced to a Contractor Firm pursuant to a contract between the Contractor Firm and an Employer; or

                                 (f)            as described in Section 11.1(a), he was ever 100% vested in his Match Account.

                 7.2            Vesting in Heritage Amoco Match Account.

                                 (a)           A Participant with a Heritage Amoco Match Account who does not have a nonforfeitable interest in such Account in accordance with Section 7.1, above, will have a nonforfeitable interest in a portion of such Account as determined in accordance with the following schedule:

Years of Service	Nonforfeitable Percentage
Less than 2	0%
2 but less than 3	25%
3 or more	100%
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; provided that if a Participant has not made a withdrawal from his Heritage Amoco Match Account, such Participant’s nonforfeitable interest in such Account will not be less than:

                                                 (i)            the amount in such Account, minus

                                                 (ii)           the sum of all of the Match Contributions credited to such Account, multiplied by;

                                                 (iii)          the applicable percentage determined in accordance with the following schedule:

Years of Service	Applicable Percentage
Less than 2	100%
2 but less than 3	75%
3 or more	0%

                                 (b)           If a withdrawal from a Participant’s Heritage Amoco Match Account has been made to him at a time when he is less than 100 percent vested in such Account balance, the first vesting schedule in Section 7.2(a) will thereafter apply as follows: At any relevant time prior to a forfeiture of any portion thereof under Section 7.4, a Participant’s vested interest in his Heritage Amoco Match Account will be equal to P(AB+W)-W, where P is the Participant’s nonforfeitable percentage at the relevant time; AB is the Heritage Amoco Match Account balance; and W is the sum of all prior withdrawals.

                 7.3            Vesting in Before-Tax, After-Tax, and Rollover Accounts. A Participant is always 100 percent vested in his Before-Tax, After-Tax and Rollover Accounts.

                 7.4           Forfeitures.

                                 (a)           If any portion of an Inactive Participant’s Match Account is not vested after the Effective Date, such portion will be forfeited as follows:

                                                (i)            If the Inactive Participant receives a withdrawal of his entire vested interest in his Account, the non-vested portion of such Account will be forfeited upon the complete withdrawal of such vested interest, subject to the possibility of reinstatement as provided in Section 11.2. For purposes of this subsection, if the value of the Inactive Participant’s vested interest in such Account balance is zero, the Inactive Participant will be deemed to have received a withdrawal of his vested interest immediately following his Severance from Service.

                                                (ii)           The non-vested portion of an Inactive Participant’s Match Account will be forfeited after the Participant has incurred a Break in Service of 7 consecutive 12-month periods. The remaining vested portion of the Participant’s Match Account will be nonforfeitable

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and segregated from the Participant’s Match Account for so long as the Match Account is not fully vested and such aggregated, vested portion of the Match Account will no longer be subject to this Article if the Inactive Participant subsequently becomes an Active Participant.

                                 (b)           Notwithstanding any provisions of this Article VII to the contrary, Match Contributions (plus or minus any gains or losses thereon) may be forfeited pursuant to the provisions of Article IV.

                                 (c)           Forfeitures may be applied to reduce the Employer’s obligation to make Contributions hereunder or to pay reasonable Plan expenses.

                 7.5            Application of Former Vesting Schedule. Notwithstanding anything contained herein to the contrary, in the case of a Participant who is not credited with an Hour of Service on or after the Effective Date, the nonforfeitable interest of such Participant in his Match Account will be determined pursuant to the terms of the Plan in effect prior to the Effective Date.

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ARTICLE VIII

PARTICIPANT LOANS

                 8.1            Participant Loans Not Permitted. A Participant in the Plan will not be eligible to apply for a loan from the Plan. An Eligible Employee who becomes Participant in the Plan upon a change of employment status may have an outstanding loan or loans transferred to this Plan from a Commonly Administered Plan pursuant to Section 2.9.

                 8.2            Reinvestment of Repayments. Loan payments will be invested in Investment Options based upon the Participant’s current Investment Election for that Account except that the current Investment Election in effect for Before-Tax and After-Tax Contributions will also be applied for amounts posted to the Participant’s Match and Rollover Accounts.

                 8.3            Loan Note and Security. Any outstanding loan transferred to this Plan pursuant to Section 2.9 will continue to be governed by the promissory note and security agreement, which will run in favor of this Plan. The Plan will have a lien on the portion of a Participant’s Account which originally secures the loan, to the extent of any outstanding loan balance. Each such note will constitute an asset of each of the Accounts from which the source of the loan originated. Likewise, each security agreement will represent a liability of each of the Accounts, but only to the extent that the note constitutes an asset of such Account.

                 8.4           Default.

                                 (a)            A Participant will default on a loan if any of the following events occurs:

                                                 (1)           the Participant’s death;

                                                 (2)           the Participant’s failure to make the equivalent of one month’s payment of principal and interest on the loan;

                                                 (3)           the Participant misses less than one month’s repayment but the loan’s term cannot be extended to recover these repayments without extending its term beyond 5 years;

                                                 (4)           the Participant’s failure to perform or observe any covenant, duty, or agreement under the promissory note evidencing the loan;

                                                 (5)           receipt by the Plan of an opinion of counsel to the effect that (A) the Plan will, or could, lose its status as a tax-qualified Plan unless the loan is repaid or (B) the loan violates, or might violate, any provision of ERISA;

                                                 (6)           any portion of the Participant’s Account that secures the loan becomes payable to the Participant, his surviving Spouse or Beneficiary, an Alternate Payee, or any other person; or

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                                                 (7)           the termination of the Plan.

                 8.5           Foreclosure.

                                 (a)           If a default on a loan occurs, the Participant, the Participant’s estate, or any other person will have 90 days from the date of the default to pay the entire outstanding balance of the loan to the Plan or may elect to make one partial payment to the Plan to reduce the outstanding balance of the loan. Upon the death of the Participant, payment may only be made by certified check or such other means acceptable to the Administrator.

                                 (b)           If full repayment does not happen under Section 8.5(a), the Participant’s nonforfeitable interest in his Account securing the loan will be applied immediately, to the extent lawful, when and to the extent the Participant’s Account is then available for withdrawal in accordance with the applicable provisions of the Plan, to pay the entire outstanding balance of the loan (together with accrued and unpaid interest).

                                 (c)           Notwithstanding the foregoing, no portion of the Participant’s Before-Tax Account, or other Accounts which are not available to be withdrawn, will be withdrawn or applied to pay an outstanding loan before the date on which it is otherwise withdrawable under the Plan. In the event of a default and failure to repay under Section 8.5(a), the Administrator will direct the Trustee to report the unpaid balance of the loan (less amounts withdrawn under Section 8.5(b)) as a taxable distribution. To the extent that the Participant’s nonforfeitable interest in his Account securing the loan has not been applied under Section 8.5(b) to pay the entire outstanding balance of the loan (together with accrued and unpaid interest), (i) the loan may be repaid, and (ii) any repayment will be allocated and posted to the Participant’s After-Tax Account and treated as an After-Tax Contribution (other than for purposes of Article IV).

                                 (d)           Any failure by the Administrator to enforce the Plan’s rights with respect to a default on a loan will not constitute a waiver of such rights either with respect to that default or any other default.

                 8.6            Special Rules Concerning Loan Repayments While on Qualified Military Leave. Notwithstanding anything contained herein to the contrary, if an Employee fails to make one or more loan repayments while he is on a qualified military leave of absence (as defined in accordance with Section 414(u)(5) of the Code), no loan will be deemed to be in default solely as a result of such failure. As of the end of the qualified military leave of absence, the term of any outstanding loan will be extended by the period of the qualified military leave of absence and the outstanding loan balance will be reamortized to reflect interest accrued during such period. If such an extension would, after reamortizing such loan to reflect loan repayments made and interest accrued during such qualified military leave of absence, result in smaller monthly loan repayments than under the terms of the original loan, then the loan term will be extended but only for such time to ensure that monthly loan repayments following the qualified military leave of absence are at least equal to monthly loan repayments under the terms of the original loan.

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ARTICLE IX

WITHDRAWALS

                 9.1            Withdrawals from After-Tax Account. By applying to the Administrator in the form and manner prescribed by the Administrator, an Active Participant may elect to withdraw any portion up to the entire value of his After-Tax Account. The withdrawal will be taken first from any After-Tax Contributions made prior to 1987. After pre-1987 After-Tax Contributions are exhausted, such withdrawal will be taken from the balance of the After-Tax Account with a portion of each withdrawal representing a return of After-Tax Contributions in an amount equal to the product of (a) the total withdrawal multiplied by (b) a fraction, the numerator of which is the Participant’s total After-Tax Contributions remaining in the After-Tax Account, and Rollover Contributions allocated to the After-Tax Rollover Account, prior to the withdrawal and the denominator of which is the value of the balance of the After-Tax Account and After-Tax Rollover Account.

                 9.2            Withdrawals from Rollover Account. By applying to the Administrator in the form and manner prescribed by the Administrator, an Active Participant may elect to withdraw any portion, up to the entire value of his Rollover Account. The withdrawal will be taken pursuant to the rules set forth in Section 9.1.

                 9.3           Withdrawals from Match Account.

                                 (a)           By applying to the Administrator in the form and manner prescribed by the Administrator, an Active Participant who is fully vested pursuant to Section 7.1 may elect to withdraw any portion, up to the entire value of his Match Account; provided that a fully vested Active Participant who does not have at least 5 Years of Participation may only withdraw Match Contributions that have been in the Plan for at least 2 years. For purposes of determining Years of Participation in the Plan and the amount of time that Match Contributions have been in the Plan, periods of participation and accumulation under another plan may be considered, pursuant to procedures established by the Administrator, in the case of a transfer of assets and liabilities from such plan to the Plan.

                                 (b)           By applying to the Administrator in the form and manner prescribed by the Administrator, an Active Participant may elect to withdraw any portion, up to the value of his Heritage Amoco Match Account, minus the greater of:

                                                (i)            the sum of all Match Contributions made with respect to the Participant during the 24-month period preceding the date of the withdrawal, or

                                                (ii)           the sum of all Match Contributions made with respect to the Participant in which the Participant would not have a nonforfeitable interest under Article VII if the Participant Severed from Service on the date of the withdrawal.

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                 9.4            Withdrawals from Before-Tax Account for Hardship.

                                 (a)           Subject to the provisions of this Section 9.4, an Active Participant may apply to the Administrator in the form and manner prescribed by the Administrator, for a withdrawal from his Before-Tax Account excluding any earnings posted to his Before-Tax Account after December 31, 1988; provided that he has first withdrawn the total value of his After-Tax Account, the total value of his Rollover Account, and, to the extent the Participant is vested, the total value of his Match Account pursuant to Sections 9.1, 9.2 and 9.3.

                                 (b)           A withdrawal under this Section 9.4 will be permitted only if the Administrator determines that such withdrawal is (1) on account of a Participant’s “Deemed Financial Need” and (2) “Deemed Necessary” to satisfy the financial need.

                                 A “Deemed Financial Need” will be limited to financial commitments relating to:

                                 (i)            costs directly related to the purchase or construction (excluding mortgage payments or balloon payments) of a Participant’s principal residence;

                                 (ii)           the payment of expenses for medical care described in Section 213(d) of the Code previously incurred by the Participant, the Participant’s Spouse, or any dependents of the Participant (as defined in Section 152 of the Code) or necessary for those persons to obtain medical care described in Section 213(d) of the Code;

                                 (iii)          payment of tuition and related educational fees and room and board expenses for the next 12 months of post-secondary education for the Participant, his Spouse, children or dependents (as defined in Section 152 of the Code);

                                 (iv)          necessary payments to prevent the eviction of the Participant from his principal residence or the foreclosure on the mortgage of the Participant’s principal residence; or

                                 (v)           the payment of funeral or burial expenses for the Participant’s Spouse or any dependents of the Participant (as defined in Section 152 of the Code).

                                 A withdrawal is “Deemed Necessary” to satisfy the financial need only if all of these conditions are met:

                                 (i)            the withdrawal may not exceed the dollar amount needed to satisfy the Participant’s documented financial hardship, plus an amount necessary to pay federal, state, or local income taxes or penalties reasonably anticipated to result from such withdrawal;

                                 (ii)           the Participant must have obtained all distributions, other than financial hardship distributions, and all nontaxable loans under all plans maintained by any Commonly Controlled Entity;

                                 (iii)          the Participant will be suspended from making Before-Tax Contributions and After-Tax Contributions (or similar contributions under any other qualified or nonqualified

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plan of deferred compensation maintained by a Commonly Controlled Entity) (i) with respect to any financial hardship withdrawal before January 1, 2001, for at least 12 months from the date the withdrawal is received, or (ii) with respect to any financial hardship withdrawal on or after January 1, 2001, for at least 6 months from the date the withdrawal is received, or until January 1, 2002, if later; and

                                 (iv)          the Contribution Dollar Limit for the taxable year immediately following the taxable year in which the financial hardship withdrawal is received will be reduced by the Before-Tax Contributions for the taxable year in which the financial hardship withdrawal is received.

                 9.5            Withdrawals from Before-Tax Account for Other Reasons. By applying to the Administrator in the form and manner prescribed by the Administrator, an Active Participant who (a) has attained age 59-1/2, or (b) becomes Disabled, may elect to withdraw any portion, up to the entire value of his Before-Tax Account.

                 9.6            Partial Withdrawals. By applying to the Administrator in the form and manner prescribed by the Administrator, an Inactive Participant may make a pro rata withdrawal from all Accounts of any amount up to the entire vested portion of the value of those Accounts.

                 9.7           Withdrawal Processing Rules.

                                 (a)            Minimum Amount. There is no minimum amount for any type of withdrawal.

                                 (b)            Permitted Frequency. There is no maximum number of withdrawals permitted in any Plan Year.

                                 (c)            Application by Participant. A Participant must submit a withdrawal request in accordance with procedures established by the Administrator. A Participant who is not an Employee may make a withdrawal request, even if the Participant is receiving amounts pursuant to a systematic withdrawal plan under Article X.

                                 (d)            Approval by Administrator. The Administrator is responsible for determining that a withdrawal request conforms to the requirements described in this Section.

                                 (e)            Time of Processing. Except as otherwise provided herein, the Administrator will process all withdrawal requests which it receives by the Sweep Time that relates to the Payment Date, based on the value as of the Trade Date to which it relates, and fund them on the next Settlement Date. The Administrator will then make payment to the Participant as soon thereafter as is administratively possible.

                                 (f)             Medium and Form of Payment. The medium of payment for withdrawals is all cash; provided however, a withdrawal may be paid, as directed by the Participant, all in kind to the extent the withdrawal is funded from the Company Stock Fund. The form of payment for all withdrawals will be a single installment.

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                                 (g)            Investment Option Sources. Within each Account used for funding a withdrawal, amounts will be taken by Investment Option in direct proportion to the market value of the Participant’s interest in each Investment Option (which excludes the Participant’s loans) as of the Trade Date on which the withdrawal is processed, unless the Participant elects a withdrawal from specific Investment Option(s).

                                 (h)            Direct Rollover. With respect to any cash payment hereunder which constitutes an Eligible Rollover Distribution, a Distributee may direct the Administrator to have such payment paid to an Eligible Retirement Plan.

                                 (i)             Outstanding Loan. Notwithstanding any other provision of this Article IX, the portion of a Participant’s Account that secures a loan to such Participant under Article VIII may not be taken as a withdrawal.

                                 (j)             Spousal Consent. Spousal Consent will not be required for any withdrawal.

                                 (k)            Required Withdrawals. Notwithstanding any provision of the Plan to the contrary, the Payment Date of the Accrued Benefit of a Participant who is a 5-percent owner (as defined in Section 416 of the Code), will not be later than April 1 following the calendar year in which the Participant attains age 70-1/2 (with required withdrawals to be made by each December 31 thereafter) and will comply with the requirements of Section 401(a)(9) of the Code and the Treasury Regulations promulgated thereunder. With respect to distributions under the Plan made for calendar years beginning on or after January 1, 2001, the Plan will apply the minimum distribution requirements of Section 401(a)(9) of the Code in accordance with the regulations under Section 401(a)(9) of the Code that were proposed on January 17, 2001, notwithstanding any provision of the Plan to the contrary. This provision will continue in effect until the end of the last calendar year beginning before the effective date of the final regulations under Section 401(a)(9) of the Code or such other date as may be specified in guidance published by the Internal Revenue Service.

                                 (l)             Hierarchy. Except in the case of a withdrawal from a specific Account pursuant to and only to the extent permitted by Sections 9.1, 9.2, 9.3, 9.4 or 9.5, the funds used to finance a withdrawal described in Section 9.6 will be derived from the Participant’s Accounts (exclusive of the Participant’s loans) in the following order (to the extent necessary to finance the withdrawal):

After-Tax Account
After-Tax Rollover Account
Before-Tax Rollover Account
Match Account (to the extent vested)
Before-Tax Account (but only for a withdrawal under Section 9.5 or for an Inactive Participant making a withdrawal under Section 9.6)
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                 9.8            Alternate Payees and Beneficiaries. See Section 5.3 for the application of the provisions of this Article IX to Alternate Payees and Beneficiaries. In the event of a Participant’s death, see Article XII for the rules regarding the timing and form of distributions following such Participant’s death.

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ARTICLE X

ADDITIONAL OPTIONAL FORMS OF BENEFIT
FOR AN INACTIVE PARTICIPANT

                 10.1         Request for Withdrawal of Benefits.

                                 (a)            Request for Withdrawal. Subject to the other requirements of this Article, an Inactive Participant may elect to have all of his vested Accrued Benefit paid to him beginning upon any Settlement Date following his Severance from Service (and prior to a Reemployment Date) in a form of payment allowed hereunder.

                                 (b)            Failure to Request Withdrawal. If an Inactive Participant fails to submit a withdrawal request in accordance with procedures established by the Administrator by the last Payment Date permitted under this Article, his vested Accrued Benefit will be valued as of the Valuation Date which immediately precedes such latest date of withdrawal (the “Default Valuation Date”) and a notice of such withdrawal will be issued to his last known address as soon as administratively possible. If the Participant does not respond to the notice or cannot be located, his vested Accrued Benefit determined on the Default Valuation Date will be treated as a forfeiture. If the Participant subsequently files a claim, the amount forfeited (unadjusted for gains and losses) will be reinstated to his Accounts and distributed as soon as administratively possible, and such payment will be accounted for by charging it against the forfeiture account or, to the extent the forfeiture account is insufficient, by a contribution from the Employer of the affected Inactive Participant.

                 10.2         Deadline for Withdrawal.

                                 (a)            Required Commencement at Retirement. A Participant must make a request for payment before payment must commence under this Section 10.2(a). In addition to any other Plan requirements and unless the Inactive Participant elects otherwise, or cannot be located, but subject to the preceding sentence, the Payment Date of an Inactive Participant’s vested Accrued Benefit will be not later than 60 days after the latest of the close of the Plan Year in which: (i) the Participant attains the earlier of age 65 or his Normal Retirement Date; (ii) occurs the tenth anniversary of the Plan Year in which the Inactive Participant commenced participation in the Plan; or (iii) the Participant had a Severance from Service. However, if the amount of the payment or the location of the Inactive Participant (after a reasonable search) cannot be ascertained by that deadline, payment will be made no later than 60 days after the earliest date on which such amount or location is ascertained.

                                 (b)            Minimum Required Distributions. In any case, the Payment Date of the Accrued Benefit of a Participant (i) who is not an Employee, or (ii) who is an Employee and who is a 5-percent owner (as defined in Section 416 of the Code), will not be later than April 1 following the calendar year in which the Participant attains age 70-1/2 (with required distributions to be made by each December 31 thereafter) and will comply with the requirements of Section 401(a)(9) of the Code and the Treasury Regulations promulgated thereunder. With

45

respect to distributions under the Plan made for calendar years beginning on or after January 1, 2001, the Plan will apply the minimum distribution requirements of Section 401(a)(9) of the Code in accordance with the regulations under Section 401(a)(9) of the Code that were proposed on January 17, 2001, notwithstanding any provision of the Plan to the contrary. This provision will continue in effect until the end of the last calendar year beginning before the effective date of the final regulations under Section 401(a)(9) of the Code or such other date as may be specified in guidance published by the Internal Revenue Service.

                 10.3         Payment Form and Medium.

                                 (a)            General. An Inactive Participant’s vested Accrued Benefit may be paid:

                                                 (1)           in the form of a single sum, or

                                                 (2)           under a systematic withdrawal plan (installments) permitted under the Plan.

                                 Within each Account used for funding a withdrawal, amounts will be taken by Investment Option in direct proportion to the market value of the Participant’s interest in each Investment Option at the Trade Date for which the distribution is made, unless the Participant elects a withdrawal from specific Investment Option(s).

                                 (b)            Medium of Payment. Payments will be made in cash; alternatively, to the extent the withdrawal is funded from the Company Stock Fund, the Inactive Participant can elect to receive payment in whole shares of Company Stock or a combination of whole shares and cash.

                                 (c)           All withdrawals pursuant to Section 10.3(a)(2) will be made exclusively in cash in accordance with the following rules:

                                                 (1)           The funds used to finance the withdrawal will be derived from the Inactive Participant’s Account (exclusive of the Participant’s loans) in the following order (to the extent necessary to obtain the amount necessary to finance the distribution):

After-Tax Account (unmatched first)
After-Tax Rollover Account
Before-Tax Rollover Account
Match Account (to the extent vested)
Before-Tax Account (unmatched first)

                                                 (2)           Within each Account used for funding a withdrawal, amounts will be taken in direct proportion to the market value of the Participant’s interest in each Investment Option at the Trade Date on which the withdrawal is made.

                                 (d)           An Inactive Participant who is receiving withdrawals pursuant to Section 10.3(a)(2) may elect to accelerate payments, receive a lump-sum distribution of the remainder of his Accounts or to receive a withdrawal under Article IX.

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                 10.4          Small Amounts Paid Immediately. If an Inactive Participant’s vested Accrued Benefit is $5,000 or less (or such larger amount as may be specified in Section 411(a)(11) of the Code) at any time, including after withdrawals (except installment payments) have commenced, the Inactive Participant’s Accrued Benefit will be paid as a single sum as soon as administratively possible, pursuant to such procedures as may be established by the Administrator.

                 10.5          Payment Within Life Expectancy. An Inactive Participant’s payment election must be consistent with the requirement of Section 401(a)(9) of the Code that all payments are to be completed within a period not to exceed the lives or the joint and last survivor life expectancy of the Inactive Participant and his Beneficiary. The life expectancies of an Inactive Participant and his Beneficiary may be recalculated annually. If the Inactive Participant does not properly notify the Administrator regarding whether life expectancies will be recalculated annually, they will not be. A single life expectancy will be used if the Inactive Participant does not properly notify the Administrator regarding the period to be used. The elections regarding the life expectancy or expectancies to be used with respect to an Inactive Participant’s payment election and the extent to which recalculation will apply will be irrevocable.

                 10.6          Incidental Benefit Rule. The Participant’s payment election must be consistent with the requirement that, if the Participant’s Spouse is not his sole primary Beneficiary, the minimum annual distribution for each calendar year, beginning with the year in which he attains age 70-1/2, will not be less than the quotient obtained by dividing (a) the Inactive Participant’s vested Accrued Benefit as of the last Trade Date of the preceding year by (b) the applicable divisor as determined under the incidental benefit requirements of Section 401(a)(9) of the Code.

                 10.7          Continued Payment of Amounts in Payment Status on Effective Date. Any person who became an Inactive Participant on the Effective Date only because he had an Accrued Benefit and who had commenced to receive payments prior to the Effective Date will continue to receive such payments in the same form and payment schedule under this Plan.

                 10.8          Direct Rollover. With respect to any cash payment hereunder which constitutes an Eligible Rollover Distribution, a Distributee may direct the Administrator to have such payment paid to an Eligible Retirement Plan.

                 10.9          Delay. Notwithstanding any other provision of the Plan, a payment will not be considered to be made after the applicable Payment Date merely because actual payment is reasonably delayed for the calculation and/or distribution of the benefit amount, or to ascertain the location of the payee, if all payments due are actually made.

                 10.10        Alternate Payees and Beneficiaries. See Section 5.3 for the application of the provisions of this Article X to Alternate Payees and Beneficiaries. In the event of a Participant’s death, see Article XII for the rules regarding the timing and form of distributions following such Participant’s death.

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ARTICLE XI

REEMPLOYMENT

                 11.1         Break in Service Rules.

                                 (a)           Subject to subsection (b), a Participant who is at least partially vested in his Match Account will always have all periods of Service recognized under the Plan for vesting purposes, regardless of the length of any Break in Service. Notwithstanding anything in subsection (b) to the contrary, any Participant who was fully vested in his Match Account will, upon reemployment, be fully vested in his Match Account, regardless of his period of Service recognized under the Plan or regardless of the length of any Break in Service.

                                 (b)           If an Inactive Participant returns to employment as an Employee at a time after he has incurred a Break in Service of at least 7 consecutive 12-month periods, upon his Reemployment Date with any Commonly Controlled Entity, his Service earned after such Break in Service will be disregarded for purposes of determining the Participant’s vested interest in his Match Account attributable to employment before such Break in Service.

                                 (c)           If an Inactive Participant who is not at least partially vested in his Match Account returns to employment as an Employee at a time after he has incurred a Break in Service of at least one 12-month period, but less than 7 consecutive 12-month periods, the period of such Break in Service will be excluded in determining such Employee’s Service.

                                 (d)           If an Inactive Participant who is not at least partially vested in his Match Account returns to employment as an Employee at a time after he has incurred a Break in Service of at least 7 consecutive 12-month periods, upon his Reemployment Date his Service earned prior to such Break in Service will be disregarded for all purposes.

                 11.2         Restoration of Forfeited Amounts.

                                 (a)           If a Participant forfeits any portion of his Account under Section 7.4(a) because of the withdrawal of his complete vested interest in his Accounts after the Effective Date, but again becomes an Employee before the date he incurs a Break in Service of at least 7 consecutive 12-month periods, then the amount so forfeited, without any adjustment for the earnings, expenses, losses, or gains of the assets credited to his Accounts since the date forfeited, will be recredited to his Accounts, The amount to be recredited pursuant to this paragraph will be accounted for by charging it against the forfeiture account or, to the extent the forfeiture account is insufficient, by a contribution from the Employer of the affected Participant.

                                 (b)           A Heritage BP Participant who Severed from Service while under BP America CAP prior to April 7, 2000, and who subsequently has a Reemployment Date after April 7, 2000, within 7 years of such Severance from Service will have any forfeited amount restored to his Match Account, adjusted as though such amounts had been invested in the Income Fund since the date forfeited and invested in accordance with the Participant’s new Investment Election for Before-Tax and After-Tax Contributions. However, if such a Participant had

48

received a distribution of part or all of his Accounts, he must repay, in cash, the full amount of such distribution on or before his final repayment date before any such forfeited amount will be restored to his Accounts and invested in accordance with the Participant’s Investment Election for Before-Tax and After-Tax Contributions. In this case, no interest will be accrued on such forfeited amount from the time of the distribution until the time the distribution is repaid. For purposes of repaying the distribution amounts the “final repayment date” will be 5 years after his Reemployment Date. Amounts previously forfeited after a Break in Service of at least 7 consecutive 12-month periods will not be restored.

                                 (c)           A Heritage Amoco Participant who Severed from Service while under AESP prior to April 7, 2000, and subsequently has a Reemployment Date after April 7, 2000, within 7 years of such Severance from Service will have any forfeited amount, without any adjustment for the earnings, expenses, losses, or gains of the assets allocated to his Accounts since the date forfeited, restored to his Match Account and invested in accordance with the Participant’s new Investment Election for Before-Tax and After-Tax Contributions. Amounts previously forfeited after a Break in Service of at least 7 consecutive 12-month periods will not be restored.

                                 (d)           Notwithstanding the foregoing paragraph (c), a Heritage Amoco Participant who Severed from Service while under AESP prior to April 7, 2000, and had a Break in Service of at least 5 consecutive years prior to April 7, 2000 (determined under the terms of AESP as in effect immediately prior to April 7, 2000), will not have any forfeited amount restored to his Match Account.

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ARTICLE XII

DISTRIBUTION OF ACCRUED BENEFITS ON DEATH

                 12.1          Payment to Beneficiary. In the case of a Participant’s death, distribution of the Participant’s vested Accounts will be made in accordance with procedures established by the Administrator, and subject to an applicable election, by December 31 of the year in which the fifth anniversary of the Participant’s death occurs.

                 12.2          Small Amounts Paid Immediately. If a Beneficiary’s vested Accrued Benefit is $5,000 or less (or such larger amount as may be specified in Section 411(a)(11) of the Code) at any time, including after payments hereunder have commenced, the Beneficiary’s Accrued Benefit will be paid as a single sum as soon as administratively possible, pursuant to such procedures as may be established by the Administrator.

                 12.3         Beneficiary Designation.

                                 (a)           Each Participant may designate the Beneficiary who is to receive the Participant’s remaining Plan interest at his death. The Participant may change his designation of Beneficiary by filing a new designation with the Administrator. Notwithstanding any designation to the contrary, the Participant’s Beneficiary will be the Participant’s surviving Spouse, unless such designation includes Spousal Consent. In the absence of Spousal Consent, a Participant will be deemed to have designated his surviving Spouse as his Beneficiary unless and to the extent that such designation is inconsistent with a QDRO. If the Participant dies leaving no Spouse and either (1) the Participant failed to file a valid Beneficiary designation, or (2) all persons designated as Beneficiary have predeceased the Participant, the Administrator will have the Trustee distribute such Participant’s Accrued Benefit in a single sum to his estate by December 31 of the year in which the fifth anniversary of the Participant’s death occurs.

                                 (b)           Subject to the provisions of this Section, a Participant may designate a Beneficiary under the Plan at any time by making the designation in the form and manner and at the time determined by the Administrator. No such designation will be effective until and unless it is received by the Administrator.

                                 (c)           Subject to the provisions of this Section, a Participant may revoke a prior designation of a Beneficiary at any time by making the revocation in the form and manner and at the time determined by the Administrator. No such revocation will be effective until and unless it is received by the Administrator.

                                 (d)           Subject to the provisions of this Section, if a Participant designates his Spouse as his Beneficiary, except to the extent required by applicable law, that designation will not be revoked or otherwise altered or affected by any:

                                                 (i)            change in the marital status of the Participant and such Spouse,

                                                 (ii)           agreement between the Participant and such Spouse.

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                                 (e)           If a Participant designates his Spouse as his Beneficiary, and the Administrator receives a QDRO with respect to the marriage, separation or divorce of the Participant and such Spouse, such Spouse will cease to be the Participant’s Beneficiary unless and until the Participant again designates his Spouse as his Beneficiary in accordance with the provisions of this Section, except to the extent otherwise provided in the QDRO.

                                 (f)            A Participant’s Beneficiary may not be changed following the Participant’s death, including, but not limited to, by a disclaimer otherwise valid under applicable law.

                 12.4          Direct Rollover. With respect to any cash payment hereunder which constitutes an Eligible Rollover Distribution, a Distributee may direct the Administrator to have such payment paid to an Eligible Retirement Plan.

                 12.5          Alternate Payees and Beneficiaries. See Section 5.3 for the application of the provisions of this Article XII to Alternate Payees and Beneficiaries. Notwithstanding anything herein to the contrary, the death of a Beneficiary will not extend the time period described in Section 12.1 with respect to the Beneficiary of such Beneficiary, if any.

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ARTICLE XIII

TRUST ARRANGEMENT

                 13.1          Trust Agreement. A Designated Officer may enter into one or more Trust Agreements to provide for the holding, investment and payment of Plan assets. All Trust Agreements, as from time to time amended, will continue in force and will be deemed to form a part of the Plan. Subject to the requirements of the Code and ERISA, the Administrator may cause assets of the Plan which are securities to be held in the name of a nominee or in street name provided such securities are held on behalf of the Plan by:

                                 (a)           a bank or trust company that is subject to supervision by the United States or a State, or a nominee of such bank or trust company;

                                 (b)           a broker or dealer registered under the Securities Exchange Act of 1934, or a nominee of such broker or dealer; or

                                 (c)           a “clearing agency” as defined in Section 3(a)(23) of the Securities Exchange Act of 1934, or its nominee.

                 13.2          Separate Entity. The Trust Fund under this Plan from its inception will be a separate entity aside and apart from the Employers or their assets, and the corpus and income thereof will in no event and in no manner whatsoever be subject to the rights or claims of any creditor of any Employer.

                 13.3          Plan Asset Valuation. As of the Valuation Time each Business Day, the value of the Plan’s assets held or posted to an Investment Option will be determined.

                 13.4          Right of Employers to Plan Assets. The Employers will have no right or claim of any nature in or to the assets of the Plan except the right to require the Trustee to hold, use, apply, and pay such assets in its possession in accordance with the Plan for the exclusive benefit of the Participants or their Beneficiaries and for defraying the reasonable expenses of administering the Plan; provided, that:

                                 (a)           if the Plan receives an adverse determination with respect to its initial qualification under Sections 401(a), 401(k) and 401(m) of the Code, Contributions conditioned upon the qualification of the Plan will be returned to the appropriate Employer within 1 year of such denial of qualification; provided, that the application for determination of initial qualification is made by the time prescribed by law for filing the respective Employer’s return for the taxable year in which the Plan is adopted, or by such later date as is prescribed by the Secretary of the Treasury under Section 403(c)(2)(B) of ERISA;

                                 (b)           if, and to the extent that, deduction for a Contribution under Section 404 of the Code is disallowed, Contributions conditioned upon deductibility will be returned to the appropriate Employer within 1 year after the disallowance of the deduction;

52

                                 (c)           if, and to the extent that, a Contribution is made through mistake of fact, such Contribution will be returned to the appropriate Employer within 1 year of the payment of the Contribution; and

                                 (d)           any amounts held suspended pursuant to the limitations of Section 415 of the Code will be returned to the Employers upon termination of the Plan.

All Contributions made hereunder are hereby expressly conditioned upon the Plan being qualified under Sections 401(a), 401(k) and 401(m) of the Code and a deduction being allowed for such contributions under Section 404 of the Code. Before-Tax Contributions returned to an Employer pursuant to this Section will be paid to the Participant for whom contributed as soon as administratively convenient. If these provisions result in the return of Contributions after such amounts have been allocated to Accounts, such Accounts will be reduced by the amount of the allocation attributable to such amount, adjusted for any losses or expenses.

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ARTICLE XIV

ADMINISTRATION

                 14.1         General.

                                 (a)            Designated Officer and Administrator. The Company, through its by-laws and the authority vested in the Board of Directors, hereby:

                                                 (1)           enables a Designated Officer to have the power and authority to act, to the extent provided herein, on behalf of the Company, with respect to matters which relate to the Plan, but not on behalf of the Plan; and

                                                 (2)           establishes the Administrator and enables the Administrator to have the power and authority to act, to the extent provided herein, on behalf of the Plan, but not on behalf of an Employer or the Company.

                                 (b)            Designated Officer Acting on Behalf of the Company. Each Designated Officer will have the following authority and control, and such other authority and control as will be granted to it, from time to time, by the Board of Directors or one of its committees, to act on behalf of the Company but subject to any limitations imposed on such authority and control by the Board of Directors or one of its committees:

                                                 (1)           to identify (and remove) any person as an Administrative Named Fiduciary with respect to certain authority to control and manage the administration and operation of the Plan, in the manner provided herein;

                                                 (2)           to consult with legal counsel, independent consulting or evaluation firms, accountants, actuaries, or other advisors, as necessary, to perform its functions;

                                                 (3)           to determine what expenses, if any, related to the operation and administration of the Plan will be paid from Employer assets, subject to applicable law;

                                                 (4)           to establish such policies and, through the use of such method of taking action as will be selected by a Designated Officer, to make such delegations or designations as may be necessary or incidental to a Designated Officer’s authority and control over the Plan to such officers or executives as have functional responsibility in the respective areas;

                                                 (5)           to amend, in part or completely, the Plan document;

                                                 (6)           to add a corporation or business entity as a participating Employer or to remove such corporation or entity as a participating Employer on such terms and in such manner as a Designated Officer, in its discretion, will determine; and

54

                                                 (7)           to take all other actions allocated to a Designated Officer in this Plan or which a Designated Officer determines in good faith to be necessary or desirable to fulfill its duties and obligations under the Plan.

                                 (c)            Administrator as an Applicable Named Fiduciary. The Administrator, acting on behalf of the Plan and subject to the last sentence of this Section 14.1(c), will be an Applicable Named Fiduciary with respect to the authority to manage and control the administration and operation of the Plan, including without limitation, the following:

                                                 (1)           to appoint and compensate from the Trust Fund such specialists (including attorneys, actuaries, consultants and accountants) to aid it in the operation and administration of the Plan, and arrange for such other services, as the Administrator considers necessary or appropriate in carrying out the provisions of the Plan;

                                                 (2)           to appoint and compensate from the Trust Fund an independent outside accountant to conduct such audits of the financial statements of the Plan as the Administrator considers necessary or appropriate;

                                                 (3)           to execute on behalf of the Plan, or to cause the Trustee to execute on behalf of the Plan, Administrative Services Agreements or other contracts which are legally enforceable and binding on the Plan, subject to ERISA;

                                                 (4)           to authorize a person who may, but need not, be an officer or Employee of an Employer to be this Plan’s agent for service of legal process and to execute documents on behalf of the Administrator, including any instructions to the Trustee;

                                                 (5)           to authorize a settlement or compromise any litigation resulting in a final liability to the Plan and Trust; and

                                                 (6)           to delegate its authority and control over management and operation of the Plan to a Fiduciary pursuant to the procedures herein or to empower certain entities to act as its agent with respect to such authority and control;

                                                 (7)           to make a claim determination, based upon (i) the information known to the Administrator, (ii) determinations made by an Employer, (iii) such other information presented to the Administrator in a manner consistent with its rules and procedures for presenting evidence, and (iv) such final determinations as may be made by each other Applicable Named Fiduciary within the scope of its authority and control, all as are determined to be relevant by the Administrator, as to any matter or issue presented to him through the Plan’s appeals procedure;

                                                 (8)           maintain participant records;

                                                 (9)           administer QDROs; and

55

                                                 (10)         to determine eligibility for participation and benefits under this Plan, including, without limitation, the determination of those individuals who are deemed to be an Employee of any Commonly Controlled Entity.

                                                 A Designated Officer will not be an Applicable Named Fiduciary whenever it acts on behalf of the Company rather than as, for example, Administrator and, notwithstanding any other term or provision of the Plan, the Administrator will cease to be an Applicable Named Fiduciary with respect to any specified portion of the operation and administration of the Plan, to the extent that another Applicable Named Fiduciary is designated pursuant to the procedure in the Plan to severally have authority to manage and control such portion of the operation and administration of the Plan.

                                 (d)            Procedures for Identification of an Administrative Named Fiduciary. A Designated Officer, acting on behalf of the Company, may from time to time, identify (or revoke such identification of) a person to be an Administrative Named Fiduciary with respect to some portion of the authority to manage and control operation and administration of the Plan. Such identification will either (i) involve the designation of the person by name or title in the Plan or Trust document and specification in the Plan or Trust document of the management and control authority with respect to which the person will be an Administrative Named Fiduciary; or (ii) refer to an Administrative Services Agreement with such person to provide services to or on behalf of the Plan or Trust and use such Administrative Services Agreement as a means for specifying the management and control authority with respect to which such person will be an Administrative Named Fiduciary. A Designated Officer may make such identification by use of such method of taking action as such Designated Officer may select. The Board of Directors, by resolution, may also identify (or revoke such identification of) a person to be an Administrative Named Fiduciary with respect to some portion of the authority to manage and control the operation and administration of the Plan. No person who is identified as an Administrative Named Fiduciary hereunder must consent to such identification nor will it be necessary for a Designated Officer to seek such person’s acquiescence; however, where such person has not signed an Administrative Services Agreement, he must be given notification of the services to be performed and perform such services. The authority to manage and control, which any person who is identified to be an Administrative Named Fiduciary hereunder may have, will be several and not joint with the Administrator and will result in the Administrator no longer being an Administrative Named Fiduciary with respect to, nor having any longer, such authority to manage and control. On and after the designation of a person as an Administrative Named Fiduciary, the Company, the Employer, each Designated Officer, the Administrator, and any other Administrative Named Fiduciary with respect to the Plan, will have no liability for the acts (or failure to act) of any such Administrative Named Fiduciary except to the extent of its co-fiduciary duty under ERISA.

                                 (e)            Discretionary Authority of Administrative Named Fiduciary. Each Administrative Named Fiduciary on behalf of the Plan will enforce the Plan in accordance with its terms. Each Administrative Named Fiduciary will have full and complete authority to control and manage that portion of the administration and operation of the Plan allocated to such Administrative Named Fiduciary, including, but not limited to, the authority and discretion to:

56

                                                 (1)           Formulate, adopt, issue and apply procedures and rules and change, alter or amend such procedures and rules in accordance with law and as may be consistent with the terms of the Plan;

                                                 (2)           Exercise such discretion as may be required to construe and apply the provisions of the Plan, subject only to the terms and conditions of the Plan; and

                                                 (3)           To take all other actions already described in this Plan or which the Administrative Named Fiduciary determines in good faith to be necessary or desirable to fulfill its duties and obligations under the Plan.

                                 (f)             Allocations and Delegations of Responsibility.

                                                 (1)            Delegations. Each Administrative Named Fiduciary may designate persons (other than an Administrative Named Fiduciary) to carry out Fiduciary responsibilities it may have with respect to the Plan and make a change of delegated responsibilities; provided, however, trustee responsibilities may only be delegated to an investment manager as described in ERISA. Such delegation will either: (A) specify the delegated person by name or position and specify the discretionary authority with respect to which the person will be a Fiduciary; or (B) refer to an Administrative Services Agreement with such person to provide services to the Plan on behalf of the delegating Administrative Named Fiduciary as a means of specifying the discretionary authority with respect to which such person will be a Fiduciary. The Administrative Named Fiduciary may make such delegations by use of such method of taking action which it may select. No person (other than an investment manager (as defined in Section 3(38) of ERISA)) to whom Fiduciary responsibility has been delegated must consent to being a Fiduciary nor will it be necessary for the delegating Administrative Named Fiduciary to seek such person’s acquiescence; however, where such person has not signed an Administrative Services Agreement, he must be given notification of the services to be performed and perform such services. The discretionary authority any person who is delegated Fiduciary responsibilities hereunder may have will be several and not joint with the delegating Administrative Named Fiduciary. A delegation of Fiduciary responsibility to a person which is not implemented in the manner set forth herein will not be void; however, whether the delegating Administrative Named Fiduciary will have joint liability for acts of such person will be determined by applicable law.

                                                 (2)            Allocations. A Designated Officer, acting on behalf of the Company, may allocate Fiduciary responsibilities (other than trustee responsibilities described in Section 405(c)(3) of ERISA) among named fiduciaries when it identifies an Administrative Named Fiduciary in the manner described in paragraph (d) hereof, or may reallocate Fiduciary responsibilities among existing named fiduciaries by action of a Designated Officer in accordance with paragraph (d) hereof. An allocation of Fiduciary responsibility to a person which is not implemented in the manner set forth herein will not be void, however, such person may not be an Administrative Named Fiduciary with respect to the Plan.

                                                 (3)            Limit on Liability. Fiduciary duties and responsibilities which have been allocated or delegated pursuant to the terms of the Plan are intended to limit the liability, if any, of the Company, an Employer and the members of the Board of Directors, the

57

Administrator, each Designated Officer and each Administrative Named Fiduciary, as appropriate, in accordance with the provisions of Section 405(c) of ERISA.

                                 (g)            Fiduciary Capacity. Any person or group of persons may serve in more than one Fiduciary capacity with respect to the Plan. The Administrator’s status as an employee of the Company will not disqualify such individual from taking any action hereunder or render such individual accountable for any distribution or other material advantage such individual may receive under the Plan.

                                 (h)            Applicable Named Fiduciary Decisions Final. The decision of the Administrator or another Applicable Named Fiduciary in matters within its jurisdiction will be final, binding, and conclusive upon Company, the Employer, the Trustee, each Employee, Participant, Spouse and Beneficiary, and every other person or party interested or concerned.

                                 (i)             No Agency. Each Administrative Named Fiduciary will perform (or fail to perform) its responsibilities and duties or discretionary authority with respect to the Plan as an independent contractor and not as an agent of the Plan, the Company, any Employer, or the Administrator. No agency is intended to be created nor is any Designated Officer empowered to create an agency relationship with an Administrative Named Fiduciary.

                                 (j)             Employer’s Agent. The Company and each Designated Officer will act as agent for each Employer when acting hereunder.

                 14.2         Claims Procedure.

                                 (a)            Initial Review of Claim. If any individual believes that he has improperly been excluded from participation in the Plan, or if a Member believes he is entitled to benefits in an amount greater than those which he is receiving or has received, he may file a claim with the Claims Administrator. Such a claim will be in writing and state the nature of the claim, the facts supporting the claim, the amount claimed, and the address of the claimant. The Claims Administrator will review the claim and, unless special circumstances require an extension of time, within 90 days after receipt of the claim, mail written notice by registered or certified mail to the claimant of the decision with respect to the claim. If special circumstances require an extension of time, the claimant will be so advised in writing mailed within the initial 90-day period and in no event will such an extension exceed 90 days. The notice of the decision with respect to the claim will be written in a manner calculated to be understood by the claimant and, if the claim is wholly or partially denied, set forth the specific reasons for the denial, specific references to the pertinent Plan provisions on which the denial is based, a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary, and an explanation of the claim review procedure under the Plan, including a notice that (i) the claimant or his duly authorized representative may request a review of the denial in accordance with the procedures set forth in subsection (b) of this Section, (ii) the claimant may have reasonable access to pertinent documents, and (iii) the claimant may submit comments in writing to the Claims Administrator.

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                                 (b)            Appeal of Claim. Within 60 days after notice of the denial has been received by the claimant, the claimant or his duly authorized representative may request a review of the denial by the Claims Administrator by filing with the Claims Administrator, a written request for such review. If a request is so filed, review of the denial will be made by the Claims Administrator within 60 days after receipt of such request, unless special circumstances require an extension of time, and the claimant will be given written notice of the resulting final decision. If special circumstances require an extension of time, the claimant will be so advised in writing mailed within the initial 60-day period and in no event will an extension exceed 60 days. The notice of the Claims Administrator’s final decision will include specific reasons for the decision and specific references to the pertinent Plan provisions on which the decision is based and will be written in a manner calculated to be understood by the claimant.

                 14.3          Notices to Participants, Etc.  Any notice, report or statement given, made, delivered or transmitted to a Participant or any other person entitled to or claiming benefits under the Plan will be deemed to have been duly given, made or transmitted when sent via messenger, delivery service, facsimile or mailed by first class mail with postage prepaid and addressed to the Participant or such person at the address last appearing on the records of the Administrator or the Applicable Named Fiduciary, whichever is applicable. A Participant or other person may record any change of his address from time to time by following the procedures established by the Administrator.

                 14.4          Notices to Claims Administrator. Any written direction, notice or other communication from Participants or any other person entitled to or claiming benefits under the Plan to the Claims Administrator will be deemed to have been duly given, made or transmitted either when delivered to such location as will be specified upon the forms prescribed by the Claims Administrator for the giving of such direction, notice or other communication or when otherwise received by the Claims Administrator.

                 14.5          Actions by the Company. Whenever the Company or an Employer have the authority to take action under this Plan, the following person or persons will have the authority to act on behalf of the Company or Employer:

                                 (a)           action(s) may be taken by resolution of the Board of Directors;

                                 (b)           the Designated Officer, unless such authority has been expressly limited by the terms of this Plan or the enabling resolutions of the Board of Directors or one of its committees.

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ARTICLE XV

ADOPTION AND WITHDRAWAL FROM PLAN

                 15.1         Adoption by Other Employers.

                                 (a)           With the consent of a Designated Officer, any Commonly Controlled Entity may adopt this Plan and participate herein (for purposes of this Article XVI, a “Participating Employer”), effective as of the date specified in such adoption, by filing with the Designated Officer a certified copy of a resolution of its board of directors or other governing authority to that effect, and such other instruments as the Designated Officer may require, and, if the resolution involves a change in the Trust Agreement, the Designated Officer’s filing with the Trustee a copy of such resolution, together with a certified copy of the consent of the Designated Officer approving such adoption.

                                 (b)           The adoption resolution may contain such specific changes and variations in the terms of the Plan or Trust Agreement that apply to such Participating Employer and its Employees as may be acceptable to the Designated Officer and if the resolution involves a change in the Trust Agreement, the Trustee. However, the sole, exclusive right to amend the Plan or the Trust Agreement in any other respect is reserved in accordance with Section 16.1, and any such amendment will be binding upon the Participating Employer; provided that no amendment without the consent of a Participating Employer may alter specific changes and variations in the Plan or Trust Agreement terms adopted by the Participating Employer in its adoption resolution. The adoption resolution will become, as to such Participating Employer and its Employees, a part of this Plan and the Trust Agreement. It will not be necessary for the Participating Employer to sign or execute the Plan, the Trust Agreement, or any amendment thereof. The coverage date of the Plan for any Participating Employer will be the date stated in the adoption resolution, and from and after such effective date, such Participating Employer will assume all the rights, obligations and liabilities of an individual Employer entity under the Plan and the Trust Agreement. The administrative powers and control of the Company and any Designated Officer, as provided in the Plan and the Trust Agreement, including the exclusive right to amend the Plan and the Trust Agreement, and the administrative powers of the Company to appoint and remove the Trustee, and its successors, will not be diminished by reason of the participation of any Participating Employer in the Plan.

                 15.2          Withdrawal from the Plan. With the consent of a Designated Officer, a Participating Employer may discontinue or revoke its participation in the Plan on at least 90 days’ notice by filing a properly executed document with the Designated Officer. Notwithstanding the foregoing, a Participating Employer will be deemed to have terminated its participation in the Plan when it ceases to be a Commonly Controlled Entity.

                 15.3          Employee Transfers Within Participating Group. It is anticipated that an Employee may be transferred between Participating Employers. No such transfer will be deemed a Severance from Service.

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                 15.4          Designation of Agent. Each Participating Employer will be deemed a part of the Company; provided that, with respect to its relations with the Trustee and the Administrator in connection with the Plan, each Participating Employer will be deemed to have irrevocably designated the Company and each Designated Officer as its agent.

                 15.5          Designated Officers. Only the Senior Vice President or the Group Vice President of BP p.l.c. can act as a Designated Officer under this Article XV unless the Board of Directors has specifically granted authority outside of this Plan to another Designated Officer to act under this Article XV, and then only to the extent so granted.

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ARTICLE XVI

AMENDMENT, TERMINATION AND MERGER

                 16.1         Amendments.

                                 (a)            Power to Amend. The Company may at any time and from time to time amend, suspend or modify the Plan, in whole or in part, by written instrument duly adopted by: (i) the Board of Directors; or (ii) any Designated Officer, if the Board of Directors has delegated to such Designated Officer the authority to execute such amendments. Any such amendment, suspension or modification will become effective on such date as the Board of Directors or such Designated Officer, as the case may be, will determine, and may apply retroactively or prospectively to Members at the time thereof, as well as to future Members; provided, however, that no amendment will:

                                                 (1)           increase the duties or liabilities of the Trustee or the Administrator without its written consent;

                                                 (2)           have the effect of vesting in any Employer any interest in any funds, securities or other property, subject to the terms of this Plan and the Trust Agreement;

                                                 (3)           authorize or permit at any time any part of the corpus or income of the Plan’s assets to be used or diverted to purposes other than for the exclusive benefit of Members;

                                                 (4)           except to the extent permissible under ERISA and the Code, make it possible for any portion of the Trust assets to revert to an Employer to be used for, or diverted to, any purpose other than for the exclusive benefit of Members entitled to Plan benefits and to defray reasonable expenses of administering the Plan;

                                                 (5)           permit an Employee to be paid the balance of his Before-Tax Account unless the payment would otherwise be permitted under Section 401(k) of the Code; and

                                                 (6)           have any retroactive effect as to deprive any such person of any benefit already accrued, except that no amendment made in order to conform the Plan as a plan described in Section 401(a) of the Code of which amendments are permitted by the Code or are required or permitted by any other statute relating to employees’ trusts, or any official regulations or ruling issued pursuant thereto, will be considered prejudicial to the rights of any such person.

                                 (b)            Restriction on Amendment. No amendment to the Plan will deprive a Participant of his nonforfeitable rights to benefits accrued to the date of the amendment. In addition to the foregoing, the Plan will not be amended so as to eliminate an optional form of payment of an Accrued Benefit attributable to employment prior to the date of the amendment,

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except to the extent permissible under ERISA and the Code. The foregoing limitations do not apply to benefit accruals occurring after the date of the amendment.

                                 (c)            A Designated Officer. The Senior Vice President or the Group Vice President of BP p.l.c. acting as a Designated Officer on behalf of the Company, may amend, modify, change or revise the Plan or any Appendix, in whole or in part, or with respect to all persons or a designated group of persons unless the Board of Directors has specifically granted authority outside of this Plan to another Designated Officer to act under this Article XVI, and then only to the extent so granted; provided however (1) no such action may be taken if it could not have been adopted under this Section by the Board of Directors; and (2) no such action may amend Articles XIV and XVI.

                 16.2          Plan Termination. It is the expectation of the Company that it will continue the Plan and the payment of Contributions hereunder indefinitely, but the continuation of the Plan and the payment of Contributions hereunder is not assumed as a contractual obligation of the Company or any other Employer. The Company reserves the right, at any time, to terminate the Plan, or to reduce, suspend or discontinue its or any other Employer’s Contributions hereunder, provided, however, that the Contributions for any Plan Year accrued or determined prior to the end of such year will not after the end of such year be retroactively reduced, suspended or discontinued except as may be permitted by law. Upon termination of the Plan or complete discontinuance of Contributions hereunder (other than for the reason that the Employer has had no net profits or accumulated net profits), each Participant’s Accrued Benefit will be fully vested. Upon termination of the Plan or a complete discontinuance of Contributions, unclaimed amounts will be applied as forfeitures and any unallocated amounts will be allocated to Participants who are Eligible Employees as of the date of such termination or discontinuance on the basis of Compensation for the Plan Year (or short Plan Year). Upon a partial termination of the Plan, to the extent required by law or in the sole discretion of the Plan Administrator, the Accrued Benefit of each affected Participant will be fully vested. In the event of termination of the Plan, the Administrator will direct the Trustee to distribute to each Participant the entire amount of his Accrued Benefit as soon as administratively possible, but not earlier than would be permitted in order to retain the Plan’s qualified status under Sections 401(a), (k) and (m) of the Code, as if all Participants who are Employees had incurred a Severance from Service on the Plan’s termination date. Should a Participant or a Beneficiary not elect immediate payment of a nonforfeitable Accrued Benefit in excess of $5,000, the Administrator will direct the Trustee to continue the Plan and Trust Agreement for the sole purpose of paying to such Participant his Accrued Benefit or death benefit, respectively, unless in the opinion of the Administrator, to make immediate single sum payments to such Participant or Beneficiary would not adversely affect the tax qualified status of the Plan upon termination and would not impose additional liability upon any Employer or the Trustee.

                 16.3         Plan Merger and Spinoff.

                                 (a)            General. The Plan will not merge or consolidate with, or transfer any assets or liabilities to any other plan, unless each person entitled to benefits would receive a benefit immediately after the merger, consolidation or transfer (if the Plan were then terminated) which is equal to or greater than the benefit he would have been entitled to immediately before

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the merger, consolidation or transfer (if the Plan were then terminated). The Designated Officer will amend or take such other action as is necessary to amend the Plan in order to satisfy the requirements applicable to any merger, consolidation or transfer of assets and liabilities.

                                 (b)            Appendix. Appendix 16.3 may set forth such special provisions as may apply to any merger, consolidation or transfer of assets and liabilities.

                 16.4          Design Decisions. Decisions regarding the design of the Plan (including any decision to amend or terminate, or to not amend or terminate the Plan) will be made in a settlor capacity and will not be governed by the fiduciary responsibility provisions of ERISA.

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ARTICLE XVII

SPECIAL TOP-HEAVY RULES

                 17.1          Application of Article XVII. This Article XVII will apply only if the Plan is Top-Heavy, as defined below. If, as of any Top-Heavy Determination Date, as defined below, the Plan is Top-Heavy, the provisions of Section 17.4 will take effect as of the first day of the Plan Year next following the Top-Heavy Determination Date and will continue to be in effect until the first day of any subsequent Plan Year following a Top-Heavy Determination Date as of which it is determined that the Plan is no longer Top-Heavy.

                 17.2          Definitions Concerning Top-Heavy Status. In addition to the definitions set forth in Article I, the following definitions will apply for purposes of this Article XVII, and will be interpreted in accordance with the provisions of Section 416 of the Code:

                                 (a)            Aggregation Group - a group of Company Plans consisting of each Company Plan in the Required Aggregation Group and each other Company Plan selected by the Company for inclusion in the Aggregation Group that would not, by its inclusion, prevent the group of Company Plans included in the Aggregation Group from continuing to meet the requirements of Section 401(a)(4) and 410 of the Code.

                                 (b)            Annual Compensation - compensation for a calendar year within the meaning of Treasury Regulation §1.415-2(d)(11)(ii) to the extent that such compensation does not exceed the annual compensation limit in effect for the calendar year under Section 401(a)(17) of the Code.

                                 (c)            Company Plan - any plan of any Commonly Controlled Entity that is, or that has been determined by the Internal Revenue Service to be, qualified under Section 401(a) or 403(a) of the Code.

                                 (d)            Key Employee - any employee of any Commonly Controlled Entity who satisfies the criteria set forth in Section 416(i)(1) of the Code.

                                 (e)            Required Aggregation Group - one or more Company Plans comprising each Company Plan in which a Key Employee is a participant and each Company Plan that enables any Company Plan in which a Key Employee is a participant to meet the requirements of Section 401 (a)(4) or 410 of the Code.

                                 (f)             Top-Heavy - the Plan is included in an Aggregation Group under which, as of the Top-Heavy Determination Date, the sum of the actuarial present value of the cumulative accrued benefits for Key Employees under all defined benefit plans in the Aggregation Group and the aggregate of the accounts of Key Employees under all defined contribution plans in the Aggregation Group exceeds 60 percent of the analogous sum determined for all employees. The determination of whether the Plan is Top-Heavy will be made in accordance with Section 416(g)(2)(B) of the Code.

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                                 (g)            Top-Heavy Determination Date - the December 31 immediately preceding the Plan Year for which the determination is made.

                                 (h)            Top-Heavy Ratio - the percentage calculated in accordance with subparagraph (f), above, and Section 416(g)(2) of the Code.

                                 (i)             Top-Heavy Year - a Plan Year for which the Plan is Top-Heavy.

                 17.3          Calculation of Top-Heavy Ratio. The Top-Heavy Ratio with respect to any Plan Year will be determined in accordance with the following rules:

                                 (a)            Determination of Accrued Benefits: The accrued benefit of any current Participant will be calculated, as of the most recent valuation date that is within a 12-month period ending on the Top-Heavy Determination Date, as if the Participant had voluntarily terminated employment as of such valuation date. Such valuation date will be the same valuation date used for computing plan costs for purposes of the minimum funding provisions of Section 412 of the Code. Unless, as of the valuation date, the Plan provides for a nonproportional subsidy, the actuarial present value of the accrued benefit will reflect a retirement income commencing at age 65 (or attained age, if later). If, as of the valuation date, the Plan provides for a nonproportional subsidy, the benefit will be assumed to commence at the age at which the benefit is most valuable.

                                 (b)            Aggregation. The Plan will be aggregated with all Company Plans included in the Aggregation Group.

                 17.4         Effect of Top-Heavy Status.

                                 (a)            Minimum Contribution. Notwithstanding Article III, as of the last day of each Top-Heavy Year, the Employer will make, for each Participant, (i) the contributions it otherwise would have made under the Plan for such Top-Heavy Year, or if greater, (ii) contributions for such Top-Heavy Year that, when added to the contributions made by the Employer for such Participant (and any forfeitures allocated to his Accounts) for such Top-Heavy Year under all other defined contribution plans of any Commonly Controlled Entity, aggregate three percent of his Annual Compensation; provided that the Plan will meet the requirements of this subsection (a) without taking into account Before-Tax Contributions or other employer contributions attributable to a salary reduction or similar arrangement.

                                 (b)            Inapplicability to Union Employees. The preceding provisions of this Section 17.4 will not apply with respect to any employee included in a unit of employees covered by an agreement that the Secretary of Labor finds to be a collective bargaining agreement between employee representatives and the Employer, if there is evidence that retirement benefits were the subject of good faith bargaining between such employee representatives and the Employer.

                 17.5          Effect of Discontinuance of Top-Heavy Status. If, for any Plan Year after a Top-Heavy Year, the Plan is no longer Top-Heavy, the provisions of Section 17.4 will not apply with respect to such Plan Year.

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                 17.6          Intent of Article XVII. This Article XVII is intended to satisfy the requirements imposed by Section 416 of the Code and will be construed in a manner that will effectuate this intent. This Article XVII will not be construed in a manner that would impose requirements on the Plan that are more stringent than those imposed by Section 416 of the Code.

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ARTICLE XVIII

MISCELLANEOUS PROVISIONS

                 18.1          Assignment and Alienation. As provided by Section 401(a)(13) of the Code and to the extent not otherwise required by law, no benefit provided by the Plan may be anticipated, assigned or alienated, except:

                                 (a)           to create, assign or recognize a right to any benefit with respect to a Participant pursuant to a QDRO;

                                 (b)           to use a Participant’s vested Account balance as security for a loan from the Plan which is permitted pursuant to Section 4975 of the Code; or

                                 (c)           to allow the enforcement of a federal tax levy made pursuant to Section 6331 of the Code, or the collection by the United States on a judgment resulting from an unpaid tax assessment.

                 18.2          Protected Benefits. All benefits which are protected by the terms of Section 411(d)(6) of the Code and Section 204(g) of ERISA, which cannot be eliminated without adversely affecting the qualified status of the Plan on and after the Effective Date, will be provided under this Plan to Participants for whom such benefits are protected. The Administrator will cause such benefits to be determined and the terms and provisions of any relevant plan setting forth such protected benefits are incorporated herein by reference and made a part hereof, but only to the extent such terms and provisions are so protected. Otherwise, they will operate within the terms and provisions of this Plan, as determined by the Administrator.

                 18.3          Plan Does Not Affect Employment Rights. The Plan does not provide any employment rights to any Employee. The Employer expressly reserves the right to discharge an Employee at any time, with or without cause, without regard to the effect such discharge would have upon the Employee’s interest in the Plan.

                 18.4          Deduction of Taxes from Amounts Payable. The Trustee will deduct from the amount to be distributed such amount as the Administrator, in his sole discretion, deems proper to protect the Trustee and the Plan’s assets held under the Trust Agreement against liability for the payment of death, succession, inheritance, income, or other taxes, and out of money so deducted, the Trustee may discharge any such liability and pay the amount remaining to the Participant, the Beneficiary or the deceased Participant’s estate, as the case may be.

                 18.5          Facility of Payment. If a Member is declared an incompetent or is a minor and a conservator, guardian, or other person legally charged with his care has been appointed, any benefits to which such Member is entitled will be payable to such conservator, guardian, or other person legally charged with his care. The decision of the Administrator in such matters will be final, binding, and conclusive upon the Employer and the Trustee and upon each Member, and every other person or party interested or concerned. An Employer, the Trustee and the Administrator will not be under any duty to see to the proper application of such payments.

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                 18.6          Source of Benefits. All benefits payable under the Plan will be paid or provided for solely from the Plan’s assets held under the Trust Agreement and the Employers assume no liability or responsibility therefor.

                 18.7          Reduction for Overpayment. The Administrator will, whenever it determines that a person has received benefit payments under this Plan in excess of the amount to which the person is entitled under the terms of the Plan, make a reasonable attempt to collect such overpayment from the person. The amount of any overpayment may be set off against further amounts payable to or on account of the person who received the overpayment.

                 18.8          Company Merger. In the event any successor corporation to the Company, by merger, consolidation, purchase or otherwise, will elect to adopt the Plan, such successor corporation will be substituted hereunder for the Company upon filing in writing with the Trustee its election so to do.

                 18.9          Employees’ Trust. The Plan and Trust Agreement are created for the exclusive purpose of providing benefits to the Members of the Plan and defraying reasonable expenses of administering the Plan. The Plan and Trust Agreement will be interpreted and operated in a manner consistent with their being, respectively, a Plan described in Sections 401(a), 401(k) and 401(m) of the Code and Trust Agreements exempt under Section 501(a) of the Code. The Designated Officer and the Administrator are authorized to the fullest extent allowed by law, to take whatever action may be required to correct any such interpretational or operational violation which would result in the Plan not being a plan described in Sections 401(a), 401(k) and 401(m) of the Code and Trust Agreements exempt under Section 501(a) of the Code. At no time will the assets of the Plan be diverted from the above purpose.

                 18.10        Construction. Unless the contrary is plainly required by the context, wherever any words are used herein in the masculine gender, they will be construed as though they were also used in the feminine gender, and vice versa; wherever any words are used herein in the singular form, they will be construed as though they were also used in the plural form, and vice versa; and wherever the words “herein,” “hereof,” “hereunder,” and words of similar import are used, they will be construed to refer to the Plan in its entirety and not only to the portion of the Plan in which they appear. Any election, direction, notice or designation (or similar action) to be made by a Member hereunder will be made in such manner as is provided for by, and acceptable to, the Administrator. No such election, direction, notice or designation (or similar action) will be deemed to have been given to the Administrator unless it is properly completed and delivered to the Administrator in accordance with the procedures established by such Administrator for such purpose, and will take effect at such time as is established by the Administrator, which in any event will not be earlier than is administratively possible.

                 18.11        Invalidity of Certain Provisions. If any provision of this Plan will be held invalid or unenforceable, such invalidity or unenforceability will not affect any other provisions hereof and the Plan will be construed and enforced as if such provisions, to the extent invalid or unenforceable, had not been included.

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                 18.12        Headings. The headings or articles are included solely for convenience of reference, and if there is any conflict between such headings and the text of this Plan, the text will control.

                 18.13        Governing Law. The Plan will be construed, administered and regulated in accordance with the provisions of ERISA and, to the extent not preempted thereby, in accordance with the laws of the State of Illinois, determined without regard to its choice of law rules.

                 18.14        Notice and Information Requirements. Except as otherwise provided in this Plan or in the Trust Agreement, the Employer will have no duty or obligation to affirmatively disclose to any Member, nor will any Member have any right to be advised of, any material information regarding the Employer, at any time prior to, upon or in connection with the Employer’s purchase, or any other distribution or transfer (or decision to defer any such distribution) of any Company Stock or any other stock held under the Plan.

                 18.15        Reliance on Information Provided to Plan. Notwithstanding anything contained herein to the contrary, if an individual is provided a statement in confirmation of any election or information provided to the Plan by such individual hereunder, the election or information reflected on such confirmation statement will be deemed to be accurate and may be conclusively relied upon for all purposes hereunder unless the individual timely demonstrates to the Administrator, in the form and manner established by the Administrator, that the election or information reflected on the confirmation statement is not what the individual had originally delivered to the Administrator.

                 18.16        Recognition of Power of Attorney. Notwithstanding anything in this Plan to the contrary, the Administrator may, in his discretion, refuse to recognize any agent of a Participant who seeks to act on behalf of such Participant pursuant to a power of attorney unless and to the extent the power of attorney conforms with guidelines adopted by the Administrator from time to time.

                 Executed this 8th day of  February, 2002.

                                                                                                 BP CORPORATION NORTH AMERICA INC.

                                                                                                 By: /s/Donald Packham

                                                                                                 Title: Senior Vice President, Human Resources

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APPENDIX 1.41 TO BP DIRECTSAVE PLAN LIST OF ADOPTING COMMONLY CONTROLLED ENTITIES 1. BP Products North America Inc.

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APPENDIX 1.54 TO BP DIRECTSAVE PLAN CORE INVESTMENT OPTIONS

Short-Term
Short-Term Investments Fund

Bond
Bond Index Fund Bond Index Fund – Long Duration Bond Index Fund – Short Duration Income Fund (Frozen)

Hybrid
Balanced Index Fund – Aggressive Balanced Index Fund – Conservative Balanced Index Fund – Moderate

Large Cap
Equity Index Fund Equity Index Fund – Growth Equity Index Fund – Value

Mid Cap
Mid-Cap Equity Index Fund

Small Cap
Small-Cap Equity Index Fund Small-Cap Equity Index Fund – Growth Small-Cap Equity Index Fund – Value

International
International Equity Index Fund International Equity Index Fund – Europe International Equity Index Fund - Far East

Company Stock
BP Stock Fund

MUTUAL FUND WINDOW INVESTMENT OPTIONS

Short-Term
Fidelity Retirement Money Market Portfolio

Bond Funds
Intermediate-Term Government
Fidelity Government Income Fund Strong Government Securities Fund T. Rowe Price U.S. Treasury Intermediate Bond Fund USAA GNMA Trust

Long-Term Government
PIMCO Long-Term U.S. Government Fund

Short-Term Bond
Harbor Short Duration Fund Fidelity Institutional Short-Intermediate Government Fund PIMCO Low Duration Fund

Intermediate-Term Bond
Dodge & Cox Income Fund
Fidelity Investment Grade Bond Fund
Harbor Bond Fund
INVESCO Select Income Fund
Morgan Stanley Institutional Fixed Income Portfolio
PIMCO Total Return Fund
PIMCO Total Return Fund III

Long-Term Bond
USAA Income Fund

Multi-Sector Bond
Dreyfus Core Bond Fund Janus Flexible Income Fund T. Rowe Price Spectrum Income Fund

High Yield Bond
Fidelity Capital & Income Fund Fidelity High Income Fund INVESCO High Yield Fund Morgan Stanley Institutional High Yield Portfolio PIMCO High Yield Fund
2

Convertible Bond
Fidelity Convertible Securities Fund

Emerging Markets Bond
Fidelity New Markets Income Fund

International Bond
Payden Global Fixed Income Fund PIMCO Foreign Bond Fund

Hybrid Funds
Domestic Hybrid
Calvert Social Investment Fund Balanced Portfolio
Columbia Balanced Fund, Inc.
Dreyfus Founders Balanced Fund F
Dreyfus Premier Balanced Fund
Fidelity Balanced Fund
Fidelity Puritan® Fund
INVESCO Total Return Fund
Janus Balanced Fund
Morgan Stanley Institutional Balanced Portfolio
Vanguard Asset Allocation Fund
Vanguard Wellesley Income Fund
Vanguard Wellington Fund

Large Cap U.S. Stock Funds
Large Cap Value
American Century Equity Growth Fund
American Century Income & Growth Fund
American Funds American Mutual Fund
Clipper Fund
Dreyfus Premier Strategies Value Fund
Fidelity Equity-Income Fund
Fidelity Equity-Income II Fund
American Funds Fundamental Investors
INVESCO Value Equity Fund
American Funds Investment Company of America
Legg Mason Value Trust, Inc.
Morgan Stanley Institutional Equity Portfolio
T. Rowe Price Equity Income Fund, Inc.
Vanguard Equity Income Fund
Vanguard Growth and Income Fund
Vanguard Windsor Fund
Vanguard Windsor II Fund
CS Warburg Pincus Value Fund II
American Funds Washington Mutual Investors Fund
3

Large Cap Blend
AIM Blue Chip Fund
Domini Social Equity Fund
Dreyfus Appreciation Fund, Inc.
Dreyfus Disciplined Stock Fund
Fidelity Blue Chip Growth Fund
Fidelity Disciplined Equity Fund
Fidelity Dividend Growth Fund
Fidelity Fifty™
Fidelity Fund™
Fidelity TechnoQuant® Growth Fund
INVESCO Equity Income Fund
Morgan Stanley Dean Witter Institutional Fund, Inc. –
Equity Growth Portfolio Class A
PIMCO StocksPLUS Fund
T. Rowe Price Blue Chip Growth Fund
T. Rowe Price Dividend Growth Fund
T. Rowe Price Growth Stock Fund
USAA Growth Fund
Vanguard PRIMECAP Fund
CS Warburg Pincus Capital Appreciation Fund

Large Cap Growth
Alger Capital Appreciation Retirement Portfolio
Columbia Growth Fund
Dreyfus Founders Growth Fund F
Dreyfus Premier Third Century Fund, Inc.
Dreyfus Premier Worldwide Growth Fund, Inc.
Fidelity Growth Company Fund
Fidelity Large Cap Stock Fund
Fidelity Independence Fund
Harbor Capital Appreciation Fund
INVESCO Blue Chip Growth Fund
Janus Fund
Janus Growth and Income Fund
Janus Twenty Fund
Merrill Lynch Fundamental Growth Fund, Inc.
Papp America – Abroad Fund
Putnam Investors Fund A
Scudder Large Company Growth Fund
Strong Large Cap Growth Fund
Vanguard U.S. Growth Fund

Medium Cap U.S. Stock Funds
Medium Cap Value
American Century Equity Income Fund American Century Value Fund Fidelity Value Fund Strong Opportunity Fund Strong Multi-Cap Value Fund T. Rowe Price Value Fund
4

Medium Cap Blend
Ariel Appreciation Fund
Fidelity Capital Appreciation Fund
Fidelity Trend Fund
Legg Mason Special Investment Trust, Inc.
Montgomery Global 20 Funds® – Class R
Neuberger Berman Socially Responsive Trust

Medium Cap Growth
Alger MidCap Growth Retirement Portfolio
Alger Small Cap Retirement Portfolio
Baron Asset Fund
Fidelity Aggressive Growth Fund
Fidelity Export and Multinational Fund
Fidelity Mid-Cap Stock Fund
Fidelity OTC Portfolio
INVESCO Dynamics Fund
Morgan Stanley Institutional Mid Cap Growth Portfolio
Strong Growth Fund
T. Rowe Price Mid-Cap Growth Fund
CS Warburg Pincus Emerging Growth Fund

Small Cap U.S. Stock Funds
Small Cap Value
Franklin Balance Sheet Investment Fund Class A PIMCO Small-Cap Value Fund CS Warburg Pincus Small Company Value Fund

Small Cap Blend
Liberty Acorn Fund Fidelity Small Cap Selector Morgan Stanley Institutional Small Cap Value Portfolio Neuberger Berman Genesis Trust PIMCO Micro-Cap Growth Fund T. Rowe Price Small-Cap Stock Fund
Small Cap Growth
Baron Growth Fund Delaware Trend Fund Dreyfus Founders Discovery Fund F Franklin Small Cap Growth Fund I – Class A INVESCO Small Company Growth Fund
5

Managers Special Equity Fund Morgan Stanley Dean Witter Institutional Fund, Inc. –
Small Company Growth Portfolio Class B

Specialty U.S. Stock Funds
Specialty-Health Care
INVESCO Health Sciences Fund T. Rowe Price Health Sciences

Specialty-Real Estate
Cohen & Steers Realty Shares Fidelity Real Estate Investment Portfolio

Specialty Technology
Morgan Stanley Dean Witter Institutional Fund, Inc. – Technology Portfolio Class A MunderNetNet

PBGH Technology & Communications Fund
PIMCO Innovation Institutional Fund

Specialty-Utilities
Fidelity Utilities Fund INVESCO Utilities Fund

International Stock Funds
Foreign Stock
American Century International Growth Fund
Deutsche International Equity Fund
Fidelity Aggressive International Fund*
Fidelity Diversified International Fund
Fidelity International Growth & Income Fund
Fidelity Overseas Fund
GAM International Fund A
J.P. Morgan Institutional International Equity Fund
Lazard International Equity Portfolio
Managers International Equity Fund
Putnam International Growth Fund A
Templeton Foreign Fund A
CS Warburg Pincus International Equity Fund
Europe Stock
Fidelity Europe Capital Appreciation Fund

_______________________
* Formerly known as Fidelity International Value Fund

6

Fidelity Europe Fund INVESCO European Fund Merrill Lynch EuroFund Putnam Europe Growth Fund A T. Rowe Price European Stock Fund

International Hybrid
AIM Global Growth A Fund (renamed as of June 9, 2000) Fidelity Global Balanced Fund

Latin America Stock
Fidelity Latin America Fund Scudder Latin America Fund T. Rowe Price Latin America Fund

Diversified Pacific Asia Stock
Fidelity Pacific Basin Fund Fidelity Southeast Asia Fund Merrill Lynch Pacific Fund, Inc. Putnam Asia Pacific Growth Fund A

Japan Stock
Fidelity Japan Fund

Diversified Emerging Markets Stock
Fidelity Emerging Markets Fund Lazard Emerging Markets Portfolio Templeton Developing Markets Trust A Templeton Institutional Funds, Inc. – Emerging Markets Series

World Stock
American Funds Capital World Growth and Income Fund
Janus Worldwide Fund
Mutual Discovery Fund Class A
American Funds New Perspective Fund
Putnam Global Growth Fund A
Templeton Growth Fund, Inc. A
Templeton World Fund A
Hybrid Asset Allocation Funds Fidelity Freedom Income® Fund Fidelity Freedom 2000® Fund Fidelity Freedom 2010® Fund Fidelity Freedom 2020® Fund Fidelity Freedom 2030® Fund
7

FIRST AMENDMENT
OF
BP DIRECTSAVE PLAN

(As Amended and Restated Effective as of January 1, 2002)

                 WHEREAS, BP Corporation North America Inc. (the “Corporation”) maintains the BP DirectSave Plan (the “Plan”);

                 WHEREAS, the Plan has previously been amended and further amendment of the Plan now is considered desirable; and

                 WHEREAS, pursuant to the power delegated to a Designated Officer under Section 16.1 of the Plan, the Senior Vice President, Human Resources, as a Designated officer of the Corporation, has the authority to amend the Plan; and

                 WHEREAS, in all other respects, the Plan, as amended, will continue in full force and effect.

                 NOW, THEREFORE, the Senior Vice President, Human Resources, of the Corporation hereby amends the Plan, effective June 1, 2002, by substituting the following for Appendix 1.54 of the Plan:

“APPENDIX 1.54
TO
BP DIRECTSAVE PLAN

CORE INVESTMENT OPTIONS

Short-Term
Short-Term Investments Fund
8

Bond
Bond Index Fund Bond Index Fund - Long Duration Bond Index Fund - Short Duration Income Fund

Hybrid
Balanced Index Fund – Aggressive Balanced Index Fund – Conservative Balanced Index Fund – Moderate

Large Cap
Equity Index Fund Equity Index Fund – Growth Equity Index Fund – Value

Mid Cap
Mid-Cap Equity Index Fund

Small Cap
Small-Cap Equity Index Fund Small-Cap Equity Index Fund – Growth Small-Cap Equity Index Fund – Value

International
International Equity Index Fund International Equity Index Fund – Europe International Equity Index Fund – Far East

Company Stock
BP Stock Fund

MUTUAL FUND WINDOW INVESTMENT OPTIONS

Short-Term
Fidelity Retirement Money Market Portfolio Fidelity Spartan U.S. Treasury Money Market Fund

Bond Funds
Intermediate-Term Government
Fidelity Government Income Fund Strong Government Securities Fund T. Rowe Price U.S. Treasury Intermediate Bond Fund USAA GNMA Trust
9

Long-Term Government
PIMCO Long-Term U.S. Government Fund

Short-Term Bond
Harbor Short Duration Fund Fidelity Institutional Short-Intermediate Government Fund PIMCO Low Duration Fund

Intermediate-Term Bond
Dodge & Cox Income Fund
Fidelity Investment Grade Bond Fund
Harbor Bond Fund
INVESCO Select Income Fund
Morgan Stanley Institutional Fixed Income Portfolio
PIMCO Total Return Fund
PIMCO Total Return Fund III

Long-Term Bond
USAA Income Fund

Multi-Sector Bond
Dreyfus Core Bond Fund
Janus Flexible Income Fund T. Rowe Price Spectrum Income Fund

High Yield Bond
Fidelity Capital & Income Fund Fidelity High Income Fund INVESCO High Yield Fund Morgan Stanley Institutional High Yield Portfolio PIMCO High Yield Fund

Convertible Bond
Fidelity Convertible Securities Fund Calamos Convertible Fund – Class A

Emerging Markets Bond
Fidelity New Markets Income Fund

International Bond
Payden Global Fixed Income Fund PIMCO Foreign Bond Fund
10

Hybrid Funds
Domestic Hybrid
Calvert Social Investment Fund Balanced Portfolio
Columbia Balanced Fund, Inc.
Dreyfus Founders Balanced Fund F
Dreyfus Premier Balanced Fund
Fidelity Balanced Fund
Fidelity Puritan ® Fund
INVESCO Total Return Fund
Janus Balanced Fund
Morgan Stanley Institutional Balanced Portfolio
Vanguard Asset Allocation Fund
Vanguard Wellesley Income Fund
Vanguard Wellington Fund

Large Cap U.S. Stock Funds
Large Cap Value
American Century Equity Growth Fund American Century Income & Growth Fund American Funds American Mutual Fund American Funds Investment Company of America
American Funds Washington Mutual Investors Fund Clipper Fund Credit Suisse Large Cap Value Fund
Dreyfus Aggressive Value Fund
Fidelity Equity-Income Fund
Fidelity Equity-Income II Fund
Fundamental Investors
INVESCO Value Equity Fund
Legg Mason Value Trust, Inc.
Morgan Stanley Institutional Equity Portfolio
T. Rowe Price Equity Income Fund, Inc.
Vanguard Equity Income Fund
Vanguard Growth and Income Fund
Vanguard Windsor Fund
Vanguard Windsor II Fund

Large Cap Blend
AIM Blue Chip Fund Credit Suisse Capital Appreciation Fund
Domini Social Equity Fund
Dreyfus Appreciation Fund, Inc.
Dreyfus Disciplined Stock Fund
Fidelity Blue Chip Growth Fund
Fidelity Disciplined Equity Fund
Fidelity Dividend Growth Fund
Fidelity Fiftysm
Fidelity Fund
Fidelity TechnoQuant® Growth Fund
INVESCO Equity Income Fund
11

Morgan Stanley Dean Witter Institutional Fund, Inc. – Equity Growth Portfolio Class A
PIMCO StocksPLUS Fund T. Rowe Price Blue Chip Growth Fund T. Rowe Price Dividend Growth Fund T. Rowe Price Growth Stock Fund USAA Growth Fund Vanguard PRIMECAP Fund

Large Cap Growth
Alger Capital Appreciation Retirement Portfolio
Columbia Growth Fund
Dreyfus Founders Growth Fund F
Dreyfus Premier Third Century Fund, Inc.
Dreyfus Premier Worldwide Growth Fund, Inc.
Fidelity Growth Company Fund
Fidelity Large Cap Stock Fund
Fidelity Retirement Growth Fund
Harbor Capital Appreciation Fund
INVESCO Blue Chip Growth Fund
Janus Fund
Janus Growth and Income Fund
Janus Twenty Fund
Merrill Lynch Fundamental Growth Fund, Inc.
Papp America – Abroad Fund
Putnam Investors Fund A
Scudder Large Company Growth Fund
Strong Large Cap Growth Fund
Vanguard U.S. Growth Fund

Medium Cap U.S. Stock Funds
Medium Cap Value
American Century Equity Income Fund American Century Value Fund Fidelity Value Fund Strong Opportunity Fund Strong Multi-Cap Value Fund T. Rowe Price Value Fund
12

Medium Cap Blend
Ariel Appreciation Fund
Fidelity Capital Appreciation Fund
Fidelity Trend Fund
Legg Mason Special Investment Trust, Inc.
Montgomery Global 20 Fund ® – Class R
Neuberger Berman Socially Responsive Trust

Medium Cap Growth
Alger MidCap Growth Retirement Portfolio
Alger Small Cap Retirement Portfolio
Baron Asset Fund
Credit Suisse Emerging Growth Fund
Fidelity Aggressive Growth Fund
Fidelity Export and Multinational Fund
Fidelity Mid-Cap Stock Fund
Fidelity OTC Portfolio
INVESCO Dynamics Fund
MAS Mid Cap Growth Portfolio
Strong Growth Fund
T. Rowe Price Mid-Cap Growth Fund
Small Cap U.S. Stock Funds
Small Cap Value
Credit Suisse Small Cap Value Fund
Franklin Balance Sheet Investment Fund Class A
PIMCO Small-Cap Value Fund
Small Cap Blend
Fidelity Small Cap Selector Liberty Acorn Fund
Morgan Stanley Institutional Small Cap Value Portfolio
Neuberger Berman Genesis Trust PIMCO Micro-Cap Growth Fund T. Rowe Price Small-Cap Stock Fund

Small Cap Growth
Baron Growth Fund Delaware Trend Fund Dreyfus Founders Discovery Fund F Franklin Small Cap Growth Fund I – Class A INVESCO Small Company Growth Fund Managers Special Equity Fund
Morgan Stanley Dean Witter Institutional Fund, Inc. –
Small Company Growth Portfolio Class B
13

Specialty U.S. Stock Funds
Specialty-Health Care
INVESCO Health Sciences Fund T. Rowe Price Health Sciences

Specialty-Natural Resources
T. Rowe Price New Era Fund

Specialty-Real Estate
Cohen & Steers Realty Shares Fidelity Real Estate Investment Portfolio

Specialty Technology
Morgan Stanley Dean Witter Institutional Fund, Inc. –
Technology Portfolio Class A
MunderNetNet
PBGH Technology & Communications Fund
PIMCO Innovation Institutional Fund
Specialty-Utilities
Fidelity Utilities Fund INVESCO Utilities Fund

International Stock Funds
Foreign Stock
American Century International Growth Fund
Credit Suisse International Equity Fund
Deutsche International Equity Fund
Fidelity Aggressive International Fund
Fidelity Diversified International Fund
Fidelity International Growth & Income Fund
Fidelity Overseas Fund
GAM International Fund A
J.P. Morgan Institutional International Equity Fund
Lazard International Equity Portfolio
Managers International Equity Fund
Putnam International Growth Fund A
Templeton Foreign Fund A

Europe Stock
Fidelity Europe Capital Appreciation Fund Fidelity Europe Fund INVESCO European Fund Merrill Lynch EuroFund Putnam Europe Growth Fund A T. Rowe Price European Stock Fund
14

International Hybrid
AIM Global Growth A Fund Fidelity Global Balanced Fund

Latin America Stock
Fidelity Latin America Fund Scudder Latin America Fund T. Rowe Price Latin America Fund

Diversified Pacific Asia Stock
Fidelity Pacific Basin Fund Fidelity Southeast Asia Fund Merrill Lynch Pacific Fund, Inc. Putnam Asia Pacific Growth Fund A

Pacific/Asia Ex Japan Stock
AIM Asian Growth Fund A Scudder Pacific Opportunities Fund – Class S

Japan Stock
Fidelity Japan Fund The Japan Fund, Inc. - Class S

Diversified Emerging Markets Stock
Fidelity Emerging Markets Fund Lazard Emerging Markets Portfolio Templeton Developing Markets Trust A Templeton Institutional Funds, Inc. – Emerging Markets Series

World Stock
American Funds Capital World Growth and Income Fund
American Funds New Perspective Fund
Janus Worldwide Fund
Mutual Discovery Fund Class A
Putnam Global Growth Fund A
Templeton Growth Fund, Inc. A
Templeton World Fund A

Hybrid Asset Allocation Funds
Fidelity Freedom Income® Fund Fidelity Freedom 2000® Fund Fidelity Freedom 2010® Fund Fidelity Freedom 2020® Fund Fidelity Freedom 2030® Fund”

* * * * *
15

I, Donald Packham, Senior Vice President, Human Resources, of the Corporation, hereby approve and adopt the foregoing amendment to the Plan.

Dated this 21st day of June, 2002

/s/Donald Packham
Senior Vice President, Human Resources BP Corporation North America Inc.
16

SECOND AMENDMENT
OF
BP DIRECTSAVE PLAN

(As Amended and Restated Generally Effective as of January 1, 2002)

                WHEREAS, BP Corporation North America Inc. (the “Corporation”) maintains the BP DirectSave Plan (the “Plan”);

                WHEREAS, the Plan has previously been amended and further amendment of the Plan is now considered desirable to (i) comply with the Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”) and, (ii) reflect the adoption of the Plan by BP West Coast Products LLC for its hourly at-site retail employees, effective January 1, 2003; and

                WHEREAS, pursuant to the power delegated to a Designated Officer under Section 16.1 of the Plan, the Senior Vice President, Human Resources, as a Designated Officer of the Corporation, has the authority to amend the Plan:

                NOW, THEREFORE, the Senior Vice President, Human Resources of the Corporation hereby amends the Plan in the following particulars in order to reflect certain provisions of EGTRRA. This amendment is intended, in part, as good faith compliance with the requirements of EGTRRA and, where applicable, is to be construed in accordance with EGTRRA and guidance issued thereunder. Except for provisions relating to the adoption of the Plan by BP West Coast Products LLC or as otherwise provided herein, this amendment is effective as of the first day of the first plan year beginning after December 31, 2001, and unless otherwise extended by law, will not apply to taxable years, plan years or limitation years beginning after December 31, 2010.

                 1.  By adding the following new language to the end of Section 1.29 of the Plan as a part thereof:

“, determined without regard to catch-up contributions under Section 414(v) of the Code.”
17

2. Effective with respect to distributions made after December 31, 2001, by adding the following new sentence to the end of Section 1.38 of the Plan as a part thereof:

“This definition of ‘Eligible Retirement Plan’ will also apply in the case of a distribution to a surviving Spouse, or to a Spouse or former Spouse who is the Alternate Payee under a QDRO.”

3. Effective with respect to distributions made after December 31, 2001, by substituting the following for Section 1.39 of the Plan:

                “1.39 ‘ Eligible Rollover Distribution’ means any distribution of all or any portion of the balance to the credit of a Distributee, except that an Eligible Rollover Distribution does not include any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee’s designated Beneficiary, or for a specified period of 10 years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; or any ‘hardship withdrawal’, whether described in Section 401(k)(2)(B) of the Code and the regulations promulgated thereunder or otherwise. The portion of a distribution which consists of after-tax contributions which are not includible in gross income may be transferred only in a trustee-to-trustee transfer and may be transferred only to an individual retirement account or annuity described in Section 408(a) or (b) of the Code, or to a qualified defined contribution plan described in Section 401(a) or 403(a) of the Code that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible.”

4. Effective January 1, 2003, by adding the following new sentences to the end of Section 1.44 of the Plan as a part thereof:

“Rules applicable to Exchange Elections may be established by the Administrator. Such rules may, among other things, limit the Investment Options that may be elected by the Participant and establish the time and manner in which such an election may be made.”

5. Effective January 1, 2003, by adding the following new sentences to the end of Section 1.53 of the Plan as a part thereof:

“Rules applicable to Investment Elections may be established by the Administrator. Such rules may, among other things, limit the Investment
18

Options that may be elected by the Participant and establish the time and manner in which such an election may be made.”

6. Effective January 1, 2003, by substituting the following for the second and third sentences of Section 3.4(a) of the Plan:

“The Trustee will allocate and post to the Rollover Account of such Participant the amount of such Rollover Contribution.”

7. Effective January 1, 2003, by substituting the following for Section 6.1(a) of the Plan: “6.1 Investment of Contributions.

                 (a)   Investment Elections. Each Participant may direct the Administrator, by submission to the Administrator of an Investment Election, to invest Contributions (and loan repayments) posted to his Accounts and other amounts allocated and posted to the Participant’s Account in one or more Investment Options; provided, however, that Investment Elections may only be accepted for Rollover Contributions to the extent allowed by the Administrator. Notwithstanding the above, Match Contributions will be invested directly in the Company Stock Fund. In the absence of an Investment Election, and subject to such rules as the Administrator may make, any other Contributions (and loan repayments) will be invested in the Short-Term Investment Fund.”

8. By adding the following new language to the end of the last paragraph of Section 9.4(b) of the Plan as a part thereof:

“;  provided, however, that the provisions set forth in this sentence will not apply effective for calendar years beginning after December 31, 2001, to Participants who withdrew all or part of their Before-Tax Account under this Section 9.4 after December 31, 2000.”

                9. By substituting the following for the title of Section 14.2 of the Plan:

                  “14.2   Claims Procedure for Claims Made Prior to January 1, 2002.”

                 10.  By renumbering Sections 14.3, 14.4 and 14.5 as Sections 14.4, 14.5 and 14.6, respectively, and by adding the following new Section 14.3 to the Plan as a part thereof:

                 “14.3        Claims Procedure for Claims Made On and After January 1, 2002.

(a) Definitions. For purposes of this Section 14.3, the following words or phrases in quotes when capitalized will have the
19

meaning set forth below:

                                (1)  ‘Adverse Benefit Determination’ means a denial, reduction or the termination of, or a failure to provide or make payment (in whole or in part) with respect to a Claim for a benefit, including any such denial, reduction, termination, or failure to provide or make payment that is based on a determination of a Participant’s or Beneficiary’s eligibility to participate in the Plan.

                                (2)  ‘Claim’ means a request for a benefit or eligibility to participate in the Plan, made by a Claimant in accordance with the Plan’s procedures for filing Claims, as described in this Section 14.3. For this purpose, an inquiry or request for reconsideration made under the Plan’s established administrative procedures will not constitute a Claim.

(3) ‘Claimant’ is defined in Section 14.3(b)(2).

                                (4)  ‘Notice’ or ‘Notification’ means the delivery or furnishing of information to an individual in a manner that satisfies applicable Department of Labor regulations with respect to material required to be furnished or made available to an individual.

(5) ‘Relevant Documents’ include documents, records or other information with respect to a Claim that:

(A) were relied upon by the Claims Administrator in making the benefit determination;

                                                (B)  were submitted to, considered by or generated for, the Claims Administrator in the course of making the benefit determination, without regard to whether such documents, records or other information were relied upon by the Claims Administrator in making the benefit determination;

(C) demonstrate compliance with administrative processes and safeguards required in making the benefit determination; or

                                                (D)  constitute a statement of policy or guidance with respect to the Plan concerning the denied benefit for the Participant’s circumstances, without regard to whether such advice was relied upon by the Claims Administrator in making the benefit determination.

(b) Procedure for Filing a Claim. In order for a communication from a Claimant to constitute a valid Claim, it must satisfy the following paragraphs (1) and (2) of this paragraph (b).
20

                                (1)  Any Claim submitted by a Claimant must be in writing on the appropriate Claim form (or in such other manner acceptable to the Claims Administrator) and delivered, along with any supporting comments, documents, records and other information, to the Claims Administrator in person, or by mail postage paid, to the address for the Claims Administrator provided in the Summary Plan Description.

                                (2)  Claims and appeals of denied Claims may be pursued by a Participant or an authorized representative of the Participant (each of whom will be referred to in this section as a ‘Claimant’). However, the Claims Administrator may establish reasonable procedures for determining whether an individual has been authorized to act on behalf of a Participant.

                (c)            Initial Claim Review. The initial Claim review will be conducted by the Claims Administrator, with or without the presence of the Claimant, as determined by the Claims Administrator in its discretion. The Claims Administrator will consider the applicable terms and provisions of the Plan and amendments to the Plan, information and evidence that is presented by the Claimant and any other information it deems relevant. In reviewing the Claim, the Claims Administrator will also consider and be consistent with prior determinations of Claims from other Claimants who were similarly situated and which have been processed through the Plan’s claims and appeals procedures within the past 24 months.

(d) Initial Benefit Determination.

                                (1)  The Claims Administrator will notify the Claimant of the Claims Administrator’s determination within a reasonable period of time, but in any event (except as described in paragraph (2) below) within 90 days after receipt of the Claim by the Claims Administrator.

                                (2)  The Claims Administrator may extend the period for making the benefit determination by 90 days if it determines that such an extension is necessary due to matters beyond the control of the Plan and if it notifies the Claimant, prior to the expiration of the initial 90 day period, of circumstances requiring the extension of time and the date by which the Claims Administrator expects to render a decision.

(e) Manner and Content of Notification of Adverse Benefit Determination.

(1) The Claims Administrator will provide a Claimant with written or electronic Notice of any Adverse Benefit Determination, in accordance with applicable Department of Labor regulations.
21

(2) The Notification will set forth in a manner calculated to be understood by the Claimant:

(A) The specific reason or reasons for the Adverse Benefit Determination;

(B) Reference to the specific provision(s) of the Plan on which the determination is based;

(C) Description of any additional material or information necessary for the Claimant to perfect the Claim and an explanation of why such material or information is necessary;

                                                (D)     A description of the Plan’s review procedures and the time limits applicable to such procedures, including a statement of the Claimant’s right to bring a civil action under Section 502(a) of ERISA following an Adverse Benefit Determination on review.

(f) Procedure for Filing a Review of an Adverse Benefit Determination.

                                (1)  Any appeal of an Adverse Benefit Determination by a Claimant must be brought to the Claims Administrator within 60 days after receipt of the Notice of the Adverse Benefit Determination. Failure to appeal within such 60-day period will be deemed to be a failure to exhaust all administrative remedies under the Plan. The appeal must be in writing utilizing the appropriate form provided by the Claims Administrator (or in such other manner acceptable to the Claims Administrator); provided, however, that if the Claims Administrator does not provide the appropriate form, no particular form is required to be utilized by the Participant. The appeal must be filed with the Claims Administrator at the address listed in the Summary Plan Description.

(2) A Claimant will have the opportunity to submit written comments, documents, records and other information relating to the Claim.

(g) Review Procedures for Adverse Benefit Determinations.

(1) The Claims Administrator will provide a review that takes into account all comments, documents, records and other information submitted by the Claimant without regard to whether such information was submitted or considered in the initial benefit determination.
22

(2) The Claimant will be provided, upon request and free of charge, reasonable access to and copies of all Relevant Documents.

(3) The review procedure may not require more than two levels of appeals of an Adverse Benefit Determination.

                (h)            Timing and Notification of Benefit Determination on Review. The Claims Administrator will notify the Claimant within a reasonable period of time, but in any event within 60 days after the Claimant’s request for review, unless the Claims Administrator determines that special circumstances require an extension of time for processing the review of the Adverse Benefit Determination. If the Claims Administrator determines that an extension is required, written Notice will be furnished to the Claimant prior to the end of the initial 60-day period indicating the special circumstances requiring an extension of time and the date by which the Claims Administrator expects to render the determination on review, which in any event will be within 60 days from the end of the initial 60-day period. If such an extension is necessary due to a failure of the Claimant to submit the information necessary to decide the Claim, the period in which the Claims Administrator is required to make a decision will be tolled from the date on which the notification is sent to the Claimant until the Claimant adequately responds to the request for additional information.

(i) Manner and Content of Notification of Benefit Determination on Review.

(1) The Claims Administrator will provide a written or electronic Notice of the Plan’s benefit determination on review, in accordance with applicable Department of Labor regulations.

(2) The Notification will set forth:

(A) The specific reason or reasons for the Adverse Benefit Determination;

(B) Reference to the specific provision(s) of the Plan on which the determination is based;

(C) A statement that the Claimant is entitled to receive, upon request and free of charge, reasonable access to and copies of all Relevant Documents; and

(D) A statement of the Claimant’s right to bring a civil action under Section 502(a) of ERISA following an Adverse Benefit Determination on review.
23

                (k)            Statute of Limitations. No cause of action may be brought by a Claimant who has received an Adverse Benefit Determination later than two years following the date of such Adverse Benefit Determination.”

11.	By adding the following new sentences to the end of Section 17.3(a) of the Plan as a part thereof:

 “The present values of accrued benefits and the amounts of account balances of an employee as of the Top-Heavy Determination Date will be increased by the distributions made with respect to the employee under the Plan and any plan aggregated with the plan under Section 416(g)(2) of the Code during the 1-year period ending on the Top-Heavy Determination Date. The preceding sentence will also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the plan under Section 416(g)(2)(A)(i) of the Code. In the case of a distribution made for a reason other than severance from service, death, or disability, this provision will be applied by substituting ‘5-year period’ for ‘1-year period’. The accrued benefits and accounts of any individual who has not performed services for the employer during the 1-year period ending on the determination date will not be taken into account.”

12. By adding the following new sentences to the end of Section 17.4(a) of the Plan as a part thereof:

“Employer matching contributions will be taken into account for purposes of satisfying the minimum contribution requirements of Section 416(c)(2) of the Code and the Plan. The preceding sentence will apply with respect to matching contributions under the Plan or, if the Plan provides that the minimum contribution requirement will be met in another plan, such other plan. Employer matching contributions that are used to satisfy the minimum contribution requirements will be treated as matching contributions for purposes of the actual contribution percentage test and other requirements of Section 401(m) of the Code.”

13. By adding the following new Section 18.17 to the end of Article XVIII of the Plan as a part thereof:

“Section 18.17. Minimum Distribution Requirements.

(a) General Rules.

(1) Effective Date. The provisions of this Section
24

18.17 will apply for purposes of determining required minimum distributions for calendar years beginning with the 2003 calendar year.

                                (2)     Coordination with Minimum Distribution Requirements Previously in Effect. Required minimum distributions for 2002 under this Section 18.17 will be determined as follows. If the total amount of 2002 required minimum distributions under the Plan made to the distributee prior to the effective date of this Section 18.17 equals or exceeds the required minimum distributions determined under this Section 18.17, then no additional distributions will be required to be made for 2002 on or after such date to the distributee. If the total amount of 2002 required minimum distributions under the Plan made to the distributee prior to the effective date of this Section 18.17 is less than the amount determined under this Section 18.17, then required minimum distributions for 2002 on and after such date will be determined so that the total amount of required minimum distributions for 2002 made to the distributee will be the amount determined under this Section 18.17. This Section 18.17(a)(2) does not apply.

(3) Precedence. The requirements of this Section 18.17 will take precedence over any inconsistent provisions of the Plan.

                                (4)     Requirements of Treasury Regulations Incorporated. All distributions required under this Section 18.17 will be determined and made in accordance with the Treasury regulations under Section 401(a)(9) of the Code.

                                (5)     TEFRA Section 242(b)(2) Elections. Notwithstanding the other provisions of this Section 18.17, distributions may be made under a designation made before January 1, 1984, in accordance with Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act (TEFRA) and the provisions of the plan that relate to Section 242(b)(2) of TEFRA.

(b) Time and Manner of Distribution.

(1) Required Beginning Date. The Participant’s entire interest will be distributed, or begin to be distributed, to the Participant no later than the Participant’s required beginning date.

                                (2)     Death of Participant Before Distributions Begin. If the Participant dies before distributions begin, the Participant’s entire interest will be distributed, or begin to be distributed, no later than as follows:

(A) If the Participant’s surviving Spouse is the
25

Participant’s sole designated Beneficiary, then distributions to the surviving Spouse will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died, or by December 31 of the calendar year in which the Participant would have attained age 70 1/2, if later.

                                                 (B)     If the Participant’s surviving Spouse is not the Participant’s sole designated Beneficiary, the Participant’s entire interest will be distributed to the designated Beneficiary by December 31 of the calendar year containing the fifth anniversary of the Participant’s death. If the Participant’s surviving Spouse is the Participant’s sole designated Beneficiary and the surviving Spouse dies after the Participant but before distributions to either the Participant or the surviving Spouse begin, this provision will apply as if the surviving Spouse were the Participant.

                                                 (C)     If there is no designated Beneficiary as of September 30 of the year following the year of the Participant’s death, the Participant’s entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant’s death.

                                                (D)     If the Participant’s surviving Spouse is the Participant’s sole designated Beneficiary and the surviving Spouse dies after the Participant but before distributions to the surviving Spouse begin, this Section 18.17(b)(2), other than Section 18.17(b)(2)(A), will apply as if the surviving Spouse were the Participant.

                For purposes of this Section 18.17(b)(2) and Section 18.17(d) below, unless Section 18.17(b)(2)(D) applies, distributions are considered to begin on the Participant’s required beginning date. If Section 18.17(b)(2)(D) applies, distributions are considered to begin on the date distributions are required to begin to the surviving Spouse under Section 18.17(b)(2)(A). If distributions under an annuity purchased from an insurance company irrevocably commence to the Participant before the Participant’s required beginning date (or to the Participant’s surviving Spouse before the date distributions are required to begin to the surviving Spouse under Section 18.17(b)(2)(A), the date distributions are considered to begin is the date distributions actually commence.

                                (3)     Forms of Distribution. Unless the Participant’s interest is distributed in the form of an annuity purchased from an insurance company or in a single sum on or before the required beginning date, as of the first distribution calendar year distributions will be made in accordance with Sections 18.17(c) and (d). If the Participant’s interest is distributed in the form of an annuity purchased from an insurance company, distributions thereunder will be made in accordance with the

26

requirements of Section 401(a)(9) of the Code and the Treasury regulations.

(c) Required Minimum Distributions During Participant’s Lifetime.

                                (1)           Amount of Required Minimum Distribution For Each Distribution Calendar Year. During the Participant’s lifetime, the minimum amount that will be distributed for each distribution calendar year is the lesser of:

                                                (A)  the quotient obtained by dividing the Participant’s account balance by the distribution period in the Uniform Lifetime Table set forth in Section 1.401(a)(9)-9 of the Treasury regulations, using the Participant’s age as of the Participant’s birthday in the distribution calendar year; or

                                                (B)  if the Participant’s sole designated Beneficiary for the distribution calendar year is the Participant’s Spouse, the quotient obtained by dividing the Participant’s account balance by the number in the Joint and Last Survivor Table set forth in Section 1.401(a)(9)-9 of the Treasury regulations, using the Participant’s and Spouse’s attained ages as of the Participant’s and Spouse’s birthdays in the distribution calendar year.

                                (2)           Lifetime Required Minimum Distributions Continue Through Year of Participant’s Death. Required minimum distributions will be determined under this Section 18.17(c) beginning with the first distribution calendar year and up to and including the distribution calendar year that includes the Participant’s date of death.

(d) Required Minimum Distributions After Participant’s Death.

(1) Death On or After Date Distributions Begin.

                                               (A)     Participant Survived by Designated Beneficiary. If the Participant dies on or after the date distributions begin and there is a designated Beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant’s death is the quotient obtained by dividing the Participant’s account balance by the longer of the remaining life expectancy of the Participant or the remaining life expectancy of the Participant’s designated Beneficiary, determined as follows:

(i) The Participant’s remaining life expectancy is calculated using the age of the Participant in the year of
27

death, reduced by one for each subsequent year.

                                                                (ii)     If the Participant’s surviving Spouse is the Participant’s sole designated Beneficiary, the remaining life expectancy of the surviving Spouse is calculated for each distribution calendar year after the year of the Participant’s death using the surviving Spouse’s age as of the Spouse’s birthday in that year. For distribution calendar years after the year of the surviving Spouse’s death, the remaining life expectancy of the surviving Spouse is calculated using the age of the surviving Spouse as of the Spouse’s birthday in the calendar year of the Spouse’s death, reduced by one for each subsequent calendar year.

                                                                (iii)     If the Participant’s surviving Spouse is not the Participant’s sole designated Beneficiary, the designated Beneficiary’s remaining life expectancy is calculated using the age of the Beneficiary in the year following the year of the Participant’s death, reduced by one for each subsequent year.

                                                (B)     No Designated Beneficiary. If the Participant dies on or after the date distributions begin and there is no designated Beneficiary as of September 30 of the year after the year of the Participant’s death, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant’s death is the quotient obtained by dividing the Participant’s account balance by the Participant’s remaining life expectancy calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

(2) Death Before Date Distributions Begin.

                                                (A)            Participant Survived by Designated Beneficiary. To the extent Section 18.17(b)(2)(B) does not contain the ‘five-year rule,’ if the Participant dies before the date distributions begin and there is a designated Beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant’s death is the quotient obtained by dividing the Participant’s account balance by the remaining life expectancy of the Participant’s designated Beneficiary, determined as provided in Section 18.17(d)(1).

                                                (B)           No Designated Beneficiary. If the Participant dies before the date distributions begin and there is no designated Beneficiary as of September 30 of the year following the year of the Participant’s death, distribution of the Participant’s entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of the Participant’s death.

(C) Death of Surviving Spouse Before
28

Distributions to Surviving Spouse Are Required to Begin. If the Participant dies before the date distributions begin, the Participant’s surviving Spouse is the Participant’s sole designated Beneficiary, and the surviving Spouse dies before distributions are required to begin to the surviving Spouse under Section 18.17(b)(2)(A), this Section 18.17(d)(2) will apply as if the surviving Spouse were the Participant.

(e) Definitions.

                                (1)     Designated Beneficiary. The individual who is designated as the Beneficiary under Section 12.3 and is the designated Beneficiary under Section 401(a)(9) of the Code and Section 1.401(a)(9)-1, Q&A-4, of the Treasury Regulations.

                                (2)     Distribution calendar year. A calendar year for which a minimum distribution is required. For distributions beginning before the Participant’s death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the Participant’s required beginning date. For distributions beginning after the Participant’s death, the first distribution calendar year is the calendar year in which distributions are required to begin under Section 18.17(b)(2). The required minimum distribution for the Participant’s first distribution calendar year will be made on or before the Participant’s required beginning date. The required minimum distribution for other distribution calendar years, including the required minimum distribution for the distribution calendar year in which the Participant’s required beginning date occurs, will be made on or before December 31 of that distribution calendar year.

(3) Life expectancy. Life expectancy as computed by use of the Single Life Table in Section 1.401(a)(9)-9 of the Treasury Regulations.

                                (4)     Participant’s account balance. The account balance as of the last valuation date in the calendar year immediately preceding the distribution calendar year (valuation calendar year) increased by the amount of any contributions made and allocated or forfeitures allocated to the account balance as of dates in the valuation calendar year after the valuation date and decreased by distributions made in the valuation calendar year after the valuation date. The account balance for the valuation calendar year includes any amounts rolled over or transferred to the Plan either in the valuation calendar year or in the distribution calendar year if distributed or transferred in the valuation calendar year.

(5) Required beginning date. The date specified in Section 10.2.”
29

                14.  Effective January 1, 2003, by adding the following new Appendix 1.37 to the Plan as a part thereof:

“APPENDIX 1.37
TO
BP DIRECTSAVE PLAN

ADDITIONAL CATEGORIES OF ELIGIBLE EMPLOYEES

1.  Effective January 1, 2003: Hourly at-site retail Employees of BP West Coast Products LLC”

15. Effective January 1, 2003, by adding the following language to the end of Appendix 1.41 to the Plan as a part thereof:

“2. BP West Coast Products LLC”

16. Effective January 1, 2003, by adding the following new Appendix 16.3 to the Plan as a part thereof: “APPENDIX 16.3 TO BP DIRECTSAVE PLAN

SUPPLEMENT A

   16.3      (a)            Purpose. The purpose of this Supplement A is to set forth specific provisions of the Plan relating to the Eligible Employees described in Item 1 of Appendix 1.37 to the Plan (the ‘BP West Coast Products Participants’).

                (b)            Match Contributions. Notwithstanding anything to the contrary in the Plan, as of January 1, 2003, for each BP West Coast Products Participant, with respect to each applicable payroll period, the Employer will contribute as soon as reasonably possible to the Trust as a Match Contribution for investment in the Company Stock Fund an amount that is equal to 100 percent of the sum of the After-Tax and Before-Tax Contributions, not in excess of 3 percent of Compensation, and not to exceed $400 per Plan Year, made on behalf of, or by, each BP West Coast Products Participant during such payroll period; provided, however, that no Match Contributions made with respect to a year on behalf of a BP West Coast Products Participant may exceed the limitations set forth in Article IV. Match Contributions made on behalf of a BP West Coast

30

Products Participant will be allocated and posted to such BP West Coast Products Participant’s Match Account. Company Match Contributions will be made in the sole discretion of the Company in the form of cash or Company Stock.”

                 In all other respects, the Plan will remain in full force and effect.

*   *   *   *   *

                I, Donald Packham, Senior Vice President, Human Resources, of the Corporation, hereby approve and adopt the foregoing amendment to the Plan.

Dated this 31st day of December, 2002.

/s/ Donald Packham
Senior Vice President, Human Resources BP Corporation North America Inc.

31

THIRD AMENDMENT
OF

                 18.17       BP DIRECTSAVE PLAN

(As Amended and Restated Generally Effective as of January 1, 2002)

                WHEREAS, BP Corporation North America Inc. (the “Corporation”) maintains the BP DirectSave Plan (the “Plan”);

                WHEREAS, the Plan has previously been amended and further amendment of the Plan is now considered desirable; and

                WHEREAS, pursuant to the power delegated to a Designated Officer under Section 16.1 of the Plan, the Senior Vice President, Human Resources, as a Designated Officer of the Corporation, has the authority to amend the Plan;

                NOW, THEREFORE, the Senior Vice President, Human Resources, of the Corporation hereby amends the Plan in the following particulars:

                 1.  Effective April 1, 2003, by substituting the references in Section 1.37 of the Plan to “Air BP into plane fueling or tank farm operations” with “Air BP Into Plane Fueling or Fuel System Operations”.

                 2.  Effective March 3, 2003, by adding the following new sentence to the end of Section 8.6 of the Plan as a part thereof:

“ Loans may be prepaid in full or in part at any time.”

3. Effective April 1, 2003, by adding the following new paragraph (c) to the end of Appendix 16.3, Supplement A, of the Plan as a part thereof:

           “(c)    Employer Contribution on Return from Qualified Military Leave. If a BP West Coast Products Participant: (i) was absent from employment for qualified military service with the armed forces of the United States, (ii) returns to employment after March 31, 2003 and within the period required by the Uniform Services Employment and Reemployment Rights Act of 1994, or any successor statute, and (iii) was a BP West Coast Products

32

Participant at the commencement of the qualified military leave, then following his return to employment with an Employer, the Employer will contribute to the Trust an amount determined under this paragraph (c) of Appendix 16.3 as a contribution to the Participant’s Match Account and invested in the Company Stock Fund as soon as administratively practicable following the BP West Coast Products Participant’s return from qualified military leave. The amount of the contribution will equal the maximum Match Contribution the BP West Coast Products Participant would have been entitled to under paragraph (b) above had the BP West Coast Products Participant not been on qualified military leave and been contributing to the Plan during the leave period at a rate which would have entitled the BP West Coast Products Participant to the highest possible Match Contribution, reduced by the Match Contribution actually made on behalf of the BP West Coast Products Participant during the leave period; provided, however, that no contribution made with respect to a year on behalf of a BP West Coast Products Participant may exceed the limitations under Section 415 of the Code applicable to the year to which the missed Match Contribution relates. The missed compensation to be considered for purposes of calculating the contribution under this paragraph (c) will be the BP West Coast Products Participant’s compensation as that term is defined under Section 414(u)(7) of the Code, reduced by Compensation actually paid to the BP West Coast Products Participant during the leave period. The contribution under this paragraph (c) will be in satisfaction of any amount otherwise required to be contributed by the Employer pursuant to Section 414(u) of the Code or paragraph (b) of Appendix 16.3 of the Plan.”

                   In all other respects, the Plan will remain in full force and effect.

*   *   *   *   *

                I, Donald Packham, Senior Vice President, Human Resources, of the Corporation, hereby approve and adopt the foregoing amendment to the Plan.

Dated this 31st day of March, 2003.

/s/ Donald Packham
Senior Vice President, Human Resources BP Corporation North America Inc.
33

FOURTH AMENDMENT
OF
BP DIRECTSAVE PLAN

(As Amended and Restated Generally Effective as of January 1, 2002)

                WHEREAS, BP Corporation North America Inc. (the “Corporation”) maintains the BP DirectSave Plan (the “Plan”);

                WHEREAS, the Plan has previously been amended and further amendment of the Plan is now considered desirable; and

                WHEREAS, pursuant to the power delegated to a Designated Officer under Section 16.1 of the Plan, the Senior Vice president, Human Resources, as a Designated Officer of the Corporation, has the authority to amend the Plan:

                NOW, THEREFORE, the Senior Vice president, Human Resources of the Corporation hereby amends the Plan, effective as of January 1, 2002, by adding the following new paragraph at the end of the Introduction:

                “The Plan, as set forth in this document, is hereby effective as amended and restated as of January 1, 2002, except to the extent that failure to retroactively make any provision effective prior to January 1, 2002, would result in the Plan (as it existed prior to January 1, 2002) containing a disqualifying provision, as defined in Revenue Procedure 99-23 (as modified by any Treasury guidance modifying the term “disqualifying provision”), or an operational defect, as defined in Revenue Procedure 2001-17 (as modified by any Treasury guidance modifying the term “operational defect”), in which case such provision (and any definitions pertinent to the application of such provision) shall be retroactively effective to a date which will result in no such disqualifying provision or operational defect in the Plan prior to January 1, 2002.”

* * * * * I, Donald Packham, Senior Vice President, Human Resources of the Corporation, hereby approve and adopt the foregoing amendment to the Plan.

Dated this 16th day of October, 2003.

/s/ Donald Packham
Senior Vice President, Human Resources BP Corporation North America Inc.
34

FIFTH AMENDMENT
OF
BP DIRECTSAVE PLAN

(As Amended and Restated Generally Effective as of January 1, 2002)

                 WHEREAS, BP Corporation North America Inc. (the “Corporation”) maintains the BP DirectSave Plan (the “Plan”); and

                 WHEREAS, the Plan has previously been amended and further amendment of the Plan now is considered desirable; and

                 WHEREAS, pursuant to the power delegated to a Designated Officer under Section 16.1 of the Plan, the Senior Vice President, Human Resources, as a Designated officer of the Corporation, has the authority to amend the Plan; and

                 WHEREAS, in all other respects, the Plan, as amended, will continue in full force and effect.

                 NOW, THEREFORE, the Senior Vice President, Human Resources, of the Corporation hereby amends the Plan, in the following particulars:

                 1.  Effective April 1, 2003, by substituting the following for the first sentence of paragraph (c) of Appendix 16.3 to the Plan:

“(c)    Employer Contribution on Return from Qualified Military Leave. If a BP West Coast Products Participant: (i) was absent from employment for qualified military service with the armed forces of the United States on or after January 1, 2001, (ii) returns to employment with the Employer within the period required by the Uniform Services Employment and Reemployment Rights Act of 1994, or any successor statute, and (iii) was eligible to participate in the BP West Coast Products Participant at the commencement of the qualified military leave, then following his return to employment with an Employer, the Employer will contribute to the Trust an amount determined under this paragraph (c) of Appendix 16.3 as a contribution to the Participant’s Match Account and invested in the Company Stock Fund as soon as administratively practicable following the BP West Coast Products Participant’s return from qualified military leave.”

2. Effective December 31, 2003, by adding the following language to the end of Section 6.5 of the Plan as part thereof:

“In addition, the Plan Administrator reserves the right to take any and all actions he determines to be appropriate to minimize plan disruptions, and to protect the interest of all Plan Participants, including disruptions caused by excessive Participant trading or for any other reason. Such actions may include establishing redemption fees (and the terms and conditions thereof) or establishing rules which may operate to limit or restrict Participant rights under the Plan to effectuate transactions. The Plan Administrator may implement such actions without prior notice to Plan Participants.”

3. Effective January 1, 2004, by adding the following clarifying language to the end of Section 7.1(e) of the Plan as part thereof:

“; provided however, that the expiration of a contract period for term contract employees will not be considered an involuntary termination nor a separation agreement resulting in full vesting under the Plan.”

4. Effective September 30, 2003, by substituting the following for Appendix 1.54 of the Plan: 18.18 “APPENDIX 1.54 TO (a) BP EMPLOYEE SAVINGS PLAN (b) CORE INVESTMENT OPTIONS

Short-Term
Short-Term Investments Fund

Bond
Bond Index Fund
Bond Index Fund - Long Duration
Bond Index Fund - Short Duration
Income Fund (frozen – closed to new investments)

Hybrid
Balanced Index Fund – Aggressive
Balanced Index Fund – Conservative
Balanced Index Fund – Moderate
36

Large Cap
Equity Index Fund
Equity Index Fund – Growth
Equity Index Fund – Value

Mid Cap
Mid-Cap Equity Index Fund

Small Cap
Small-Cap Equity Index Fund
Small-Cap Equity Index Fund – Growth
Small-Cap Equity Index Fund – Value

International
International Equity Index Fund
International Equity Index Fund – Europe
International Equity Index Fund – Pacific

Company Stock
BP Stock Fund

MUTUAL FUND WINDOW INVESTMENT OPTIONS

Short-Term
Fidelity Retirement Money Market Portfolio
Fidelity Spartan U.S. Treasury Money Market Fund

Bond Funds
Intermediate-Term Government
Fidelity Government Income Fund
Strong Government Securities Fund
T. Rowe Price U.S. Treasury Intermediate Bond Fund
USAA GNMA Trust

Long-Term Government
PIMCO Long-Term U.S. Government Fund

Short-Term Bond
Harbor Short Duration Fund
Fidelity Institutional Short-Intermediate Government Fund
PIMCO Low Duration Fund
37

Intermediate-Term Bond
Dodge & Cox Income Fund
Dreyfus Premier Core Bond Fund
Fidelity Investment Grade Bond Fund
Harbor Bond Fund
INVESCO Select Income Fund
Janus Flexible Income Fund
MSIF Trust Core Plus Fixed Income Portfolio
PIMCO Total Return Fund
PIMCO Total Return Fund III
T. Rowe Price Spectrum Income Fund
USAA Income Fund

High Yield Bond
Fidelity Capital & Income Fund
Fidelity High Income Fund
INVESCO High Yield Fund
MSIF Trust High Yield Portfolio
PIMCO High Yield Fund

Convertible Bond
Fidelity Convertible Securities Fund
Calamos Convertible Fund – Class A (closed to new investments 4/30/03)

Emerging Markets Bond
Fidelity New Markets Income Fund

International Bond
Payden & Rygel Global Fixed Income Fund
PIMCO Foreign Bond Fund

Hybrid Funds
Domestic Hybrid
Calvert Social Investment Fund Balanced Portfolio
Columbia Balanced Fund, Inc.
Dreyfus Founders Balanced Fund
Dreyfus Premier Balanced Fund
Fidelity Balanced Fund
Fidelity Puritan® Fund
INVESCO Total Return Fund
Janus Balanced Fund
MSIF Trust Balanced Portfolio
Vanguard Asset Allocation Fund
Vanguard Wellesley Income Fund
Vanguard Wellington Fund
38

Large Cap U.S. Stock Funds
Large Cap Value
American Century Income & Growth Fund
American Fundamental Investors Fund
American Mutual Fund
American Investment Company of America
American Washington Mutual Investors Fund
Clipper Fund
Credit Suisse Large Cap Value Fund
Dreyfus Premier Strategic Value Fund
Fidelity Equity-Income Fund
Fidelity Equity-Income II Fund
INVESCO Value Equity Fund
T. Rowe Price Dividend Growth Fund
T. Rowe Price Equity Income Fund, Inc.
T. Rowe Price Value Fund
Vanguard Equity Income Fund
Vanguard Windsor Fund
Vanguard Windsor II Fund

Large Cap Blend
Credit Suisse Capital Appreciation Fund
Domini Social Equity Fund
Dreyfus Appreciation Fund, Inc.
Dreyfus Disciplined Stock Fund
Fidelity Disciplined Equity Fund
Fidelity Dividend Growth Fund
Fidelity Export and Multinational Fund
Fidelity Fiftysm
Fidelity Fund
Fidelity Trend Fund
INVESCO Core Equity Income Fund
Legg Mason Value Trust, Inc.
Neuberger Berman Socially Responsive Trust
PIMCO StocksPLUS Fund
MSIF Trust Equity Portfolio
Putnam Investors Fund A
Vanguard Growth and Income Fund
Vanguard PRIMECAP Fund
39

Large Cap Growth
AIM Blue Chip Fund
Alger Capital Appreciation Institutional Portfolio
American Century Equity Growth Fund
Columbia Growth Fund
Dreyfus Founders Growth Fund F
Dreyfus Premier Third Century Fund, Inc.
Fidelity Capital Appreciation Fund
Fidelity Blue Chip Growth Fund
Fidelity Growth Company Fund
Fidelity Large Cap Stock Fund
Fidelity Independence Fund
Fidelity OTC Portfolio
Fidelity Focused Stock Fund
Harbor Capital Appreciation Fund
INVESCO Growth Fund
Janus Fund
Janus Growth and Income Fund
Janus Twenty Fund
Merrill Lynch Fundamental Growth Fund, Inc.
Morgan Stanley Dean Witter Institutional Fund, Inc. – Equity Growth Portfolio Class A
Papp America – Abroad Fund
Scudder Large Company Growth Fund
Strong Growth Fund
Strong Large Cap Growth Fund
T. Rowe Price Blue Chip Growth Fund
T. Rowe Price Growth Stock Fund
USAA Growth Fund
Vanguard U.S. Growth Fund

Medium Cap U.S. Stock Funds
Medium Cap Value
American Century Equity Income Fund American Century Value Fund Fidelity Value Fund Strong Multi-Cap Value Fund

Medium Cap Blend
Ariel Appreciation Fund
Legg Mason Special Investment Trust, Inc.
Montgomery Global 20 Fund® – Class R (eliminated 6/19/03)
Strong Opportunity Fund

Medium Cap Growth
Alger MidCap Growth Institutional Portfolio
Baron Asset Fund
Credit Suisse Emerging Growth Fund
Delaware Trend Fund
Fidelity Aggressive Growth Fund
Fidelity Mid-Cap Stock Fund
INVESCO Dynamics Fund
MSIF Trust Mid Cap Growth
T. Rowe Price Mid-Cap Growth Fund
40

Small Cap U.S. Stock Funds
Small Cap Value
Franklin Balance Sheet Investment Fund Class A
PIMCO NFJ Small-Cap Value Fund

Small Cap Blend
Credit Suisse Small Cap Value Fund
Morgan Stanley Institutional Small Cap Core Portfolio
Neuberger Berman Genesis Trust
T. Rowe Price Small-Cap Stock Fund

Small Cap Growth
Alger Small Cap Institutional Portfolio
Baron Growth Fund
Dreyfus Founders Discovery Fund F
Fidelity Small Cap Independence
Franklin Small Mid Cap Growth Fund I – Class A
INVESCO Small Company Growth Fund
Liberty Acorn Fund
Managers Special Equity Fund
Morgan Stanley Dean Witter Institutional Fund, Inc. –
Small Company Growth-Portfolio Class B
PIMCO Emerging Companies Fund

Specialty U.S. Stock Funds
Specialty-Health Care
INVESCO Health Sciences Fund
T. Rowe Price Health Sciences Fund

Specialty-Natural Resources
T. Rowe Price New Era Fund

Specialty-Real Estate
Cohen & Steers Realty Shares
Fidelity Real Estate Investment Portfolio

Specialty Technology
Morgan Stanley Institutional Fund, Inc. –
Technology Portfolio Class A
Munder NetNet
PBGH Technology & Communications Fund
PIMCO PEA Innovation Institutional Fund

Specialty-Utilities
Fidelity Utilities Fund
INVESCO Utilities Fund
41

International Stock Funds
Foreign Stock

American Century International Growth Fund
Credit Suisse International Focus Fund
Fidelity Aggressive International Fund
Fidelity Diversified International Fund
Fidelity Emerging Markets Fund
Fidelity Global Balanced Fund
Fidelity International Growth & Income Fund
Fidelity Overseas Fund
GAM International Fund A
J.P. Morgan Fleming International Value Fund
Lazard Emerging Markets Portfolio
Lazard International Equity Portfolio
Managers International Equity Fund
Putnam International Equity Fund A
Scudder International Equity Fund
Templeton Developing Markets Trust A
Templeton Foreign Fund A
Templeton Institutional Funds, Inc. – Emerging Markets Series

Europe Stock
Fidelity Europe Capital Appreciation Fund
Fidelity Europe Fund
INVESCO European Fund
Merrill Lynch EuroFund
Putnam Europe Equity Fund A
T. Rowe Price European Stock Fund

Latin America Stock
Fidelity Latin America Fund
Scudder Latin America Fund
T. Rowe Price Latin America Fund

Diversified Pacific Asia Stock
Fidelity Pacific Basin Fund
Fidelity Southeast Asia Fund
Merrill Lynch Pacific Fund, Inc.

Pacific/Asia Ex Japan Stock
AIM Asian Pacific Growth Fund A
Scudder Pacific Opportunities Fund – Class S
42

Japan Stock
Fidelity Japan Fund
The Japan Fund, Inc. - Class S

World Stock
AIM Global Growth A Fund
American Funds Capital World Growth and Income Fund
American Funds New Perspective Fund
Dreyfus Premier Worldwide Growth Fund, Inc.
Janus Worldwide Fund
Mutual Discovery Fund Class A
Putnam Global Equity Fund A
Templeton Growth Fund, Inc. A
Templeton World Fund A

Hybrid Asset Allocation Funds
Fidelity Freedom Income® Fund Fidelity Freedom 2000® Fund Fidelity Freedom 2010® Fund Fidelity Freedom 2020® Fund Fidelity Freedom 2030® Fund”

* * * * * I, Donald Packham, Senior Vice President, Human Resources, of the Corporation, hereby approve and adopt the foregoing amendment to the Plan.

Dated this 23rd day of December, 2003.

/s/ Donald Packham Senior Vice President, Human Resources BP Corporation North America Inc.
43

SIXTH AMENDMENT

OF

BP DIRECTSAVE PLAN

(As Amended and Restated Generally Effective as of January 1, 2002)

                 WHEREAS, BP Corporation North America Inc. (the “Corporation”) maintains the BP DirectSave Plan (the “Plan”);

                 WHEREAS, the Plan has previously been amended and further amendment of the Plan now is considered desirable; and

                 WHEREAS, pursuant to the power delegated to a Designated Officer under Section 16.1 of the Plan, the Senior Vice President, Human Resources, as a Designated Officer of the Corporation (or his delegee), has the authority to amend the Plan;

                 NOW, THEREFORE, the Senior Vice President, Human Resources (or his delegee), of the Corporation hereby amends the Plan, in the following particulars:

                 1.  Effective January 1, 2004, by substituting the following for Section 1.14 of the Plan:

            “1.14  ‘ Beneficiary’ means one person, more than one person or a trust or legal entity entitled to receive any benefits payable on the death of a Participant in accordance with Sections 12.3 and 12.5. Beneficiaries shall be designated on such forms or in such manner as determined by the Administrator.”

2. Effective January 1, 2005, by adding the following sentence to the end of Section 2.1(b) of the Plan as part thereof:

“Each person who is an Eligible Employee on or after January 1, 2005, shall become a Participant in the Plan upon both (i) attainting age 21 and (ii) the completing of 6 months of Service, if he is then an Eligible Employee.”

3. Effective January 1, 2004, by adding the following new subsection (d) to the end of Section 2.6 of the Plan as a part thereof:

“(d) To the extent determined by resolution of a Designated Officer, a Participant’s

Service will include his service as an employee of a Related Company, as defined herein, if the Participant was an employee of the Related Company immediately prior to becoming a Participant. A ‘Related Company’ is a company in which a Commonly Controlled Entity has an ownership interest or a company that has provided services to a Commonly Controlled Entity.”

4. Effective January 1, 2005, by substituting the following for the first sentence of Section 3.3 of the Plan:

“Effective January 1, 2005, for each Active Participant, other than an Active Participant who is an Eligible Employee of Air BP, with respect to each applicable payroll period, the Employer will contribute as soon as reasonably possible to the Trust as a Match Contribution for investment in accordance with Section 6.1 of the Plan an amount that is equal to $.50 for each $1.00 of the sum of After-Tax and Before-Tax Contributions, not in excess of 4% of Compensation, made on behalf of, or by, such Participant during such payroll period: provided however, that no Match Contributions made with respect to a year on behalf of a Participant may exceed the limitations set forth in Article IV. Match Contributions shall be allocated to such Participant’s Match Account. Company Match Contributions will be made in the form of cash.”

5. Effective January 1, 2005, by adding the following new Section 3.6 to the Plan as a part thereof:

           “3.6   Employer Contribution on Return from Qualified Military Leave. If an Employee eligible for a Company Match under the Plan: (i) was absent from employment for qualified military service with the armed forces of the United States, (ii) returns to employment with the Employer within the period required by the Uniformed Services Employment and Reemployment Act of 1994, or any successor statute, and (iii) was eligible to participate in the Plan at the commencement of the qualified military leave, then following his return to employment with the Employer, the Employer will contribute to the Trust an amount determined under this Section 3.6 as a contribution to the Participant’s Match Account and invested in accordance with Section 6.1 of the Plan as soon as administratively practicable following the Employee’s return from qualified military leave. The amount of the contribution will be equal to the maximum Match Contribution the Employee would have been entitled to under the Plan had the Employee not been on qualified military leave and been contributing to the Plan during the leave period at a rate which would have entitled the Employee to the highest possible Match Contribution, reduced by the Match Contribution actually made on behalf of the Employee during the leave period; provided, however, that no contribution made with respect to a year on behalf of a Participant may exceed the limitations under Section 415 of the Code applicable to the year to which the missed Match Contribution relates. The missed compensation to be considered for purposes of calculation the contribution under this Section 3.6 will be the Employee’s compensation as that term is defined under Section 414(u)(7) of the Code, reduced by Compensation actually paid to the Employee

45

during the leave period. The contribution under this Section will be in satisfaction of any amount otherwise required to be contributed by the Employer pursuant to Section 414(u) of the Code or Section 2.7 of the Plan.”

6. Effective January 1, 2005, by deleting the second sentence in Section 6.1(a) of the Plan and by substituting the following for the third sentence in Section 6.1(a) of the Plan:

“In the absence of an Investment Election, and subject to such rules as the Administrator may make, Contributions (and loan repayments) will be invested in the Short-Term Investment Fund.”

7. Effective June 1, 2004, by substituting the following for subparagraphs (2) and (3) of Section 7.1 (e) of the Plan:

“(2) under the terms of a written voluntary or involuntary severance plan of general application duly adopted by the Company; or

(3) such termination is involuntary and a result of the outsourcing of the Participant’s employment function pursuant to an agreement between a Contractor Firm and an Employer;

provided, however, that the expiration or termination of an employment contract between the Employer and Eligible Employee will not be considered an involuntary termination or a severance resulting in full vesting under this Section 7.1 of the Plan.”

8. Effective January 1, 2005, by adding the following new Section 7.6 to the Plan as a part thereof:

           “7.6       Vesting in Match Account for Active Participants On and After January 1, 2005. Each Participant who is an Active Participant in the Plan on January 1, 2005, will have a nonforfeitable interest in his Match Account as determined in accordance with the following schedule:

Years of Service	Nonforfeitable Percentage
Less than 2	0%
2 but less than 3	25%
3 or more	100%”

9. Effective September 30, 2004, by substituting the following for Appendix 1.54 of the Plan:
46

“APPENDIX 1.54 TO BP DIRECTSAVE PLAN

CORE INVESTMENT OPTIONS

Short-Term
Short-Term Investments Fund

Bond
Bond Index Fund Bond Index Fund - Long Duration Bond Index Fund - Short Duration Income Fund (frozen – closed to new investments)

Hybrid
Balanced Index Fund – Aggressive Balanced Index Fund – Conservative Balanced Index Fund – Moderate

Large Cap
Equity Index Fund
Equity Index Fund – Growth
Equity Index Fund – Value

Mid Cap
Mid-Cap Equity Index Fund

Small Cap
Small-Cap Equity Index Fund
Small-Cap Equity Index Fund – Growth
Small-Cap Equity Index Fund – Value

International
International Equity Index Fund
International Equity Index Fund – Europe
International Equity Index Fund – Pacific

Company Stock
BP Stock Fund

MUTUAL FUND WINDOW INVESTMENT OPTIONS

Short-Term
Fidelity Retirement Money Market Portfolio
Spartan U.S. Treasury Money Market Fund
47

Bond Funds
Intermediate-Term Government
Fidelity Government Income Fund Strong Government Securities Fund-Investor Class T. Rowe Price U.S. Treasury Intermediate Bond Fund USAA GNMA Trust

Long-Term Government
PIMCO Long-Term U.S. Government Fund Institutional Class

Short-Term Bond
Harbor Short Duration Fund
Fidelity Institutional Short-Intermediate Government Fund
PIMCO Low Duration Fund Institutional Class

Intermediate-Term Bond

AIM Income Fund-Investor Class
Dodge & Cox Income Fund
Dreyfus Premier Core Bond Fund – Class A
Fidelity Investment Grade Bond Fund
Harbor Bond Fund
Janus Flexible Income Fund
MSIF Trust Core Plus Fixed Income Portfolio Institutional Class
PIMCO Total Return Fund Institutional Class
PIMCO Total Return Fund III Institutional Class
T. Rowe Price Spectrum Income Fund
USAA Income Fund

High Yield Bond
AIM High Yield Fund-Investor Class
Fidelity Capital & Income Fund
Fidelity High Income Fund
MSIF Trust High Yield Institutional Class
PIMCO High Yield Fund Institutional Class

Convertible Bond
Fidelity Convertible Securities Fund
Calamos Convertible Fund – Class A (closed to new investments 4/30/03)

Emerging Markets Bond
Fidelity New Markets Income Fund

International Bond
Payden & Rygel Global Fixed Income Fund – Class R
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) Institutional Class
48

Hybrid Funds
Domestic Hybrid

Calvert Social Investment Fund Balanced Portfolio Class A
Columbia Balanced Fund – Class Z
Dreyfus Founders Balanced Fund Class F
Dreyfus Premier Balanced Fund Class R
Fidelity Balanced Fund
Fidelity Puritan® Fund
INVESCO Total Return Fund – Investor Class (closed to new investments
Janus Balanced Fund
MSIF Trust Balanced Portfolio Advisor Class
Vanguard Asset Allocation Fund
Vanguard Wellesley Income Fund – Admiral Class
Vanguard Wellington Fund – Admiral Class

Large Cap U.S. Stock Funds
Large Cap Value

AIM Large Cap Basic Value Fund-Investor Class
American Century Income & Growth Fund – Investor Class
American Fundamental Investors Fund – Class A
American Investment Company of America – Class A
American Mutual Fund – Class A
American Washington Mutual Investors Fund – Class A
Clipper Fund
Credit Suisse Large Cap Value Fund – Class A
Dreyfus Premier Strategic Value Fund – Class A
Fidelity Equity-Income Fund
Fidelity Equity-Income II Fund
T. Rowe Price Dividend Growth Fund
T. Rowe Price Equity Income Fund, Inc.
T. Rowe Price Value Fund
Vanguard Equity Income Fund – Admiral Class
Vanguard Windsor Fund – Admiral Class
Vanguard Windsor II Fund – Admiral Class

Large Cap Blend

American Century Equity Growth Fund Investor Class
Domini Social Equity Fund
Dreyfus Appreciation Fund, Inc.
Dreyfus Disciplined Stock Fund – Class R
Fidelity Disciplined Equity Fund
Fidelity Dividend Growth Fund
Fidelity Export and Multinational Fund
Fidelity Fiftysm
Fidelity Fund
Fidelity Trend Fund
INVESCO Core Equity Income Fund – Investor Class
Legg Mason Value Trust, Inc. Institutional Class
MSIF Trust Equity Portfolio Institutional Class
Neuberger Berman Socially Responsive Trust Class
PIMCO StocksPLUS Fund Institutional Class
Putnam Investors Fund Class A
Vanguard Growth and Income Fund – Admiral Class
Vanguard PRIMECAP Fund – Admiral Class

49

Large Cap Growth

AIM Blue Chip Fund Class A
AIM Large Cap Growth Fund-Investor Class
Alger Capital Appreciation Institutional Portfolio – Institutional Class
Columbia Growth Fund – Class Z
Credit Suisse Capital Appreciation Fund – Common Shares
Dreyfus Founders Growth Fund – Class F
Dreyfus Premier Third Century Fund, Inc. Class Z
Fidelity Blue Chip Growth Fund
Fidelity Capital Appreciation Fund
Fidelity Focused Stock Fund
Fidelity Growth Company Fund
Fidelity Independence Fund
Fidelity Large Cap Stock Fund
Fidelity OTC Portfolio
Harbor Capital Appreciation Fund
Janus Fund
Janus Growth and Income Fund
Janus Twenty Fund
Merrill Lynch Fundamental Growth Fund, Inc. Class I
Morgan Stanley Institutional Fund, Inc. –
Equity Growth Portfolio - Class A
Pioneer Papp Strategic Growth Fund
Scudder Large Company Growth Fund – Class S
Strong Growth Fund – Investor Class
Strong Large Cap Growth Fund – Investor Class
T. Rowe Price Blue Chip Growth Fund
T. Rowe Price Growth Stock Fund
USAA Growth Fund
Vanguard U.S. Growth Fund – Admiral Class

Medium Cap U.S. Stock Funds
Medium Cap Value
American Century Equity Income Fund Investor Class American Century Value Fund Investor Class Fidelity Value Fund Strong Multi-Cap Value Fund – Investor Class
50

Medium Cap Blend
Ariel Appreciation Fund
Legg Mason Special Investment Trust, Inc. Primary Class
Strong Opportunity Fund – Investor Class

Medium Cap Growth

Alger MidCap Growth Institutional Portfolio – Institutional Class
Baron Asset Fund
Credit Suisse Mid Cap Growth Fund
Delaware Trend Fund Institutional Class
Fidelity Aggressive Growth Fund
Fidelity Mid-Cap Stock Fund
Franklin Small-Mid Cap Growth Fund  – Class A
INVESCO Dynamics Fund – Investor Class
MSIF Trust Mid Cap Growth Institutional Class
T. Rowe Price Mid-Cap Growth Fund

Small Cap U.S. Stock Funds
Small Cap Value
Franklin Balance Sheet Investment Fund Class A
PIMCO NFJ Small-Cap Value Fund Institutional Class
Strong Advisor Small Cap Value Fund

Small Cap Blend
Credit Suisse Small Cap Value Fund Common
MSIF Trust U.S. Small Cap Value Portfolio Institutional Class
Neuberger Berman Genesis Trust Class
T. Rowe Price Small-Cap Stock Fund

Small Cap Growth

Alger Small Cap Institutional Portfolio
Baron Growth Fund
Columbia Acorn Fund-Class Z
Dreyfus Founders Discovery Fund Class F
Fidelity Small Cap Independence
INVESCO Small Company Growth Fund – Investor Class
Managers Special Equity Fund
Morgan Stanley Institutional Fund, Inc. –
Small Company Growth Portfolio Class B
PIMCO CCM Emerging Companies Institutional Class

51

Specialty U.S. Stock Funds
Specialty-Health Care
INVESCO Health Sciences Fund – Investor Class
T. Rowe Price Health Sciences Fund

Specialty-Natural Resources
T. Rowe Price New Era Fund

Specialty-Real Estate
Cohen & Steers Realty Shares
Fidelity Real Estate Investment Portfolio

Specialty Technology
Munder NetNet Class A
PBGH Technology & Communications Fund
PIMCO PEA Innovation Fund Institutional Class

Specialty-Utilities
Fidelity Utilities Fund
INVESCO Utilities Fund – Investor Class

International Stock Funds
Foreign Stock

American Century International Growth Fund Investor Class
Credit Suisse International Focus Fund – Common Shares
Fidelity Aggressive International Fund
Fidelity Diversified International Fund
Fidelity Emerging Markets Fund
Fidelity Global Balanced Fund
Fidelity International Growth & Income Fund
Fidelity Overseas Fund
GAM International Fund Class A
J.P. Morgan Fleming International Value Fund, Institutional Class
Lazard Emerging Markets Portfolio Institutional Class
Lazard International Equity Portfolio Institutional Class
Managers International Equity Fund
Putnam International Equity Fund Class A
Scudder International Equity Fund – Investment Class
Templeton Developing Markets Trust Class A
Templeton Foreign Fund Class A
Templeton Institutional Funds, Inc. – Emerging Markets Series –
                Institutional Class

52

Europe Stock
AIM European Growth Fund Fidelity Europe Capital Appreciation Fund Fidelity Europe Fund Merrill Lynch EuroFund Class I Putnam Europe Equity Fund Class A T. Rowe Price European Stock Fund

Latin America Stock
Fidelity Latin America Fund
Scudder Latin America Fund – Class S
T. Rowe Price Latin America Fund

Diversified Pacific Asia Stock
Fidelity Pacific Basin Fund
Fidelity Southeast Asia Fund
Merrill Lynch Pacific Fund, Inc. Class I

Pacific/Asia Ex Japan Stock
AIM Asian Pacific Growth Fund – Class A
Scudder Pacific Opportunities Fund – Class S

Japan Stock
Fidelity Japan Fund
The Japan Fund, Inc. - Class S

World Stock

AIM Global Growth Fund Class A
American Funds Capital World Growth and Income Fund – Class A
American Funds New Perspective Fund – Class A
Dreyfus Premier Worldwide Growth Fund, Inc. Class R
Janus Worldwide Fund
Mutual Discovery Fund Class A
Putnam Global Equity Fund – Class A
Templeton Growth Fund, Inc. A
Templeton World Fund Class A

53

Hybrid Asset Allocation Funds
Fidelity Freedom Income® Fund Fidelity Freedom 2000® Fund Fidelity Freedom 2010® Fund Fidelity Freedom 2020® Fund Fidelity Freedom 2030® Fund”

10. Effective January 1, 2005, by adding the following new subparagraph (c) to the end of Supplement A in Appendix 16.3 of the Plan as a part thereof:

                        “(c)          Effective January 1, 2005. Effective January 1, 2005, Eligible Employees described in this Supplement A will be eligible to participate in the Plan under the general terms and conditions of the Plan and this Supplement A will cease to be applicable.”

*     *     *     *     *

                 I, Jeffery S. Heller, Assistant General Counsel of the Corporation, and delegee of the Senior Vice President, Human Resources, of the Corporation, hereby approve and adopt the foregoing amendment to the Plan.

Dated this 30th day of December, 2004.

/s/ Jeffrey S. Heller Assistant General Counsel BP Corporation North America Inc.
54

SEVENTH AMENDMENT

OF

BP DIRECTSAVE PLAN

(As Amended and Restated Generally Effective as of January 1, 2002)

                 WHEREAS, BP Corporation North America Inc. (the “Corporation”) maintains the BP DirectSave Plan (the “Plan”);

                 WHEREAS, the Plan has previously been amended and further amendment of the Plan now is considered desirable;

                 WHEREAS, pursuant to the power delegated to a Designated Officer under Section 16.1 of the Plan, the President of the Corporation, as a Designated Officer of the Corporation, or his delegate, has the authority to amend the Plan; and

                 WHEREAS, in all other respects the Plan, as amended, will continue in full force and effect;

                 NOW, THEREFORE, the President of the Corporation, or his delegate, hereby amends the Plan, in the following particulars:

                 1.    Effective January 1, 2005, by adding the following new subparagraphs (L) and (M) to the end of Section 1.26(a)(3) of the Plan as part thereof:

“(L)	amounts deferred under the BP p.l.c. Deferred Annual Bonus Plan 2005; and

(M)	amounts deferred under the BP p.l.c. Medium Term Performance Plan 2005.”

                 2.   Effective as of January 1, 2004, by adding the following new language to the end of Section 2.6(d) of the Plan as a part thereof:

                 “prior to the Employee’s transfer.”

                 3.   Effective January 3, 2006, by deleting the phrase “(a) a Participant may not direct investment of future Contributions or loan repayments in, or direct transfer of any

55

portion of his Account balance into, the Income Fund” in Section 6.5 of the Plan.

                 4.  Effective June 1, 2005, by adding the following new language to the end of subparagraph (e)(1) of Section 7.1 of the Plan as a part thereof:

“; or as a result of the closing of, or the cessation of operations at, a facility;”

5. Effective as of March 28, 2005, by adding the following new language to the end of Section 10.4 of the Plan as a part thereof:

“In the event of a mandatory distribution greater than $1,000 in accordance with the provisions of this Section 10.4, if the Participant does not elect to have such distribution paid directly to an eligible retirement plan specified by the Participant in a direct rollover or to receive the distribution directly in accordance with this Section 10.4, then the Plan Administrator will pay the distribution in a direct rollover to an individual retirement plan designated by the Plan Administrator.”

6. Effective September 30, 2005, by substituting the following for Appendix 1.54 of the Plan:

“APPENDIX 1.54
TO
BP DIRECTSAVE PLAN

CORE INVESTMENT OPTIONS

Short-Term
Short-Term Investments Fund

Bond
Bond Index Fund Bond Index Fund - Long Duration Bond Index Fund - Short Duration Income Fund (frozen - closed to new investments; fund will be open to new investments as of January 3, 2006)

Hybrid
Balanced Index Fund – Aggressive
Balanced Index Fund – Conservative
Balanced Index Fund – Moderate

Large Cap
Equity Index Fund
Equity Index Fund – Growth
Equity Index Fund – Value
56

Mid Cap
Mid-Cap Equity Index Fund

Small Cap
Small-Cap Equity Index Fund
Small-Cap Equity Index Fund – Growth
Small-Cap Equity Index Fund – Value

International
International Equity Index Fund
International Equity Index Fund – Europe
International Equity Index Fund – Pacific

Company Stock
BP Stock Fund

MUTUAL FUND WINDOW INVESTMENT OPTIONS

Short-Term
Fidelity Retirement Money Market Portfolio
U.S. Treasury Money Market Fund

Bond Funds
Long-Term Government
PIMCO Long-Term U.S. Government Fund Institutional Class

Short-Term Bond
Fidelity Institutional Short-Intermediate Government Fund
Harbor Short Duration Fund
PIMCO Low Duration Fund Institutional Class

Intermediate-Term Bond

AIM Income Fund-Investor Class
Dodge & Cox Income Fund
Dreyfus Premier Core Bond Fund – Class A
Fidelity Government Income Fund
Fidelity Investment Grade Bond Fund
Harbor Bond Fund
Janus Flexible Bond Fund
MSIF Trust Core Plus Fixed Income Portfolio Institutional Class
PIMCO Total Return Fund Institutional Class
PIMCO Total Return Fund III Institutional Class
T. Rowe Price Spectrum Income Fund
T. Rowe Price U.S. Treasury Intermediate Bond Fund
USAA GNMA Trust
USAA Income Fund
Wells Fargo Advantage Government Securities Fund- Investor Class

57

High Yield Bond
AIM High Yield Fund-Investor Class Fidelity Capital & Income Fund Fidelity High Income Fund MSIF Trust High Yield Institutional Class PIMCO High Yield Fund Institutional Class

Convertible Bond
Fidelity Convertible Securities Fund
Calamos Convertible Fund – Class A (closed to new investments 4/30/03)

Emerging Markets Bond
Fidelity New Markets Income Fund

International Bond
Payden & Rygel Global Fixed Income Fund – Class R
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) Institutional Class

Hybrid Funds
Domestic Hybrid

Calvert Social Investment Fund Balanced Portfolio Class A
Columbia Balanced Fund – Class Z
Dreyfus Founders Balanced Fund Class F
Dreyfus Premier Balanced Fund Class R
Fidelity Balanced Fund
Fidelity Puritan® Fund
Janus Balanced Fund
MSIF Trust Balanced Portfolio Advisor Class
Vanguard Asset Allocation Fund
Vanguard Wellesley Income Fund – Admiral Class
Vanguard Wellington Fund – Admiral Class

Large Cap U.S. Stock Funds
Large Cap Value

AIM Large Cap Basic Value Fund-Investor Class
American Century Equity Income Fund Investor Class
American Century Income & Growth Fund Investor Class
American Century Value Fund Investor Class
American Fundamental Investors Fund – Class A
American Investment Company of America – Class A
American Mutual Fund – Class A
American Washington Mutual Investors Fund – Class A
Clipper Fund
Credit Suisse Large Cap Value Fund – Class A
Dreyfus Premier Strategic Value Fund – Class A
Fidelity Equity-Income Fund
Fidelity Equity-Income II Fund
T. Rowe Price Dividend Growth Fund
T. Rowe Price Equity Income Fund, Inc.
T. Rowe Price Value Fund
Vanguard Equity Income Fund – Admiral Class
Vanguard Windsor Fund – Admiral Class
Vanguard Windsor II Fund – Admiral Class

58

Large Cap Blend

American Century Equity Growth Fund Investor Class
Domini Social Equity Fund
Dreyfus Appreciation Fund, Inc.
Dreyfus Disciplined Stock Fund – Class R
Fidelity Disciplined Equity Fund
Fidelity Dividend Growth Fund
Fidelity Export and Multinational Fund
Fidelity Fiftysm
Fidelity Fund
Fidelity Trend Fund
Legg Mason Value Trust, Inc. Institutional Class
MSIF Trust Equity Portfolio Institutional Class
Neuberger Berman Socially Responsive Trust Class
PIMCO StocksPLUS Fund Institutional Class
Putnam Investors Fund Class A
Vanguard Growth and Income Fund – Admiral Class
Vanguard PRIMECAP Fund – Admiral Class

Large Cap Growth

AIM Blue Chip Fund Class A
AIM Large Cap Growth Fund-Investor Class
Alger Capital Appreciation Institutional Portfolio – Institutional Class
Credit Suisse Capital Appreciation Fund – Common Shares
Dreyfus Founders Growth Fund – Class F
Dreyfus Premier Third Century Fund, Inc. Class Z
Fidelity Blue Chip Growth Fund
Fidelity Capital Appreciation Fund
Fidelity Focused Stock Fund
Fidelity Growth Company Fund
Fidelity Independence Fund
Fidelity Large Cap Stock Fund
Fidelity OTC Portfolio
Harbor Capital Appreciation Fund
Janus Fund
Janus Growth and Income Fund
Janus Twenty Fund
Merrill Lynch Fundamental Growth Fund, Inc. Class I
Morgan Stanley Institutional Fund, Inc. –
                Equity Growth Portfolio - Class A
Pioneer Growth Leader Fund Class A
Scudder Large Company Growth Fund – Class S
T. Rowe Price Blue Chip Growth Fund
T. Rowe Price Growth Stock Fund
USAA Growth Fund
Vanguard U.S. Growth Fund – Admiral Class
Wells Fargo Advantage Growth Fund – Investor Class
Wells Fargo Advantage Large Cap Growth Fund – Investor Class

59

Medium Cap U.S. Stock Funds
Medium Cap Value
Fidelity Value Fund

Medium Cap Blend
Ariel Appreciation Fund
Legg Mason Special Investment Trust, Inc. Primary Class
Wells Fargo Advantage Opportunity Fund

Medium Cap Growth

AIM Dynamics Fund – Investor Class
Alger MidCap Growth Institutional Portfolio – Institutional Class
Baron Asset Fund
Credit Suisse Mid Cap Growth Fund
Delaware Trend Fund Institutional Class
Fidelity Aggressive Growth Fund
Fidelity Mid-Cap Stock Fund
Franklin Small-Mid Cap Growth Fund  – Class A
MSIF Trust Mid Cap Growth Institutional Class
T. Rowe Price Mid-Cap Growth Fund

Small Cap U.S. Stock Funds
Small Cap Value
Allianz NFJ Small Cap Value - Institutional Class
Franklin Balance Sheet Investment Fund Class A

Small Cap Blend
Credit Suisse Small Cap Value Fund Common
MSIF Trust U.S. Small Cap Value Portfolio Institutional Class
Neuberger Berman Genesis Fund Trust Class
T. Rowe Price Small-Cap Stock Fund
60

Small Cap Growth

AIM Small Company Growth Fund – Investor Class
Alger Small Cap Institutional Portfolio
Allianz CCM Emerging Companies- Institutional Class
Baron Growth Fund
Columbia Acorn Fund-Class Z
Dreyfus Founders Discovery Fund Class F
Fidelity Small Cap Independence
Managers Special Equity Fund
Morgan Stanley Institutional Fund, Inc. –
                Small Company Growth Portfolio Class B

Specialty U.S. Stock Funds
Specialty-Health Care
T. Rowe Price Health Sciences Fund

Specialty-Natural Resources
T. Rowe Price New Era Fund

Specialty-Real Estate
Cohen & Steers Realty Shares
Fidelity Real Estate Investment Portfolio

Specialty Technology
Munder Internet Fund Class A
PBHG Technology & Communications Fund

Specialty-Utilities
AIM Utilities Fund-Investor Class
Fidelity Utilities Fund

International Stock Funds
Foreign Stock

American Century International Growth Fund Investor Class
Credit Suisse International Focus Fund – Common Shares
Fidelity Aggressive International Fund
Fidelity Diversified International Fund
Fidelity Emerging Markets Fund
Fidelity Global Balanced Fund
Fidelity International Discovery Fund
Fidelity Overseas Fund
GAM International Equity Fund Class A
J.P. Morgan International Value Fund, Institutional Class
Lazard Emerging Markets Portfolio Institutional Class
Lazard International Equity Portfolio Institutional Class
Managers International Equity Fund
Putnam International Equity Fund Class A
Scudder International Equity Fund – Investment Class
Templeton Developing Markets Trust Class A
Templeton Foreign Fund Class A
Templeton Institutional Funds, Inc. – Emerging Markets Series –
                Institutional Class

61

Europe Stock
AIM European Growth Fund Fidelity Europe Capital Appreciation Fund Fidelity Europe Fund Merrill Lynch EuroFund Class I Putnam Europe Equity Fund Class A T. Rowe Price European Stock Fund

Latin America Stock
Fidelity Latin America Fund
Scudder Latin America Fund – Class S
T. Rowe Price Latin America Fund

Diversified Pacific Asia Stock
AIM Asian Pacific Growth Fund – Class A
Fidelity Pacific Basin Fund
Fidelity Southeast Asia Fund
Merrill Lynch Pacific Fund, Inc. Class I
Scudder Pacific Opportunities Fund – Class S

Japan Stock
Fidelity Japan Fund
The Japan Fund, Inc. - Class S

World Stock

AIM Global Growth Fund Class A
American Funds Capital World Growth and Income Fund – Class A
American Funds New Perspective Fund – Class A
Dreyfus Premier Worldwide Growth Fund, Inc. Class R
Janus Worldwide Fund
Mutual Discovery Fund Class A
Putnam Global Equity Fund – Class A
Templeton Growth Fund, Inc. A
Templeton World Fund Class A

62

Hybrid Asset Allocation Funds
Fidelity Freedom Income®Fund Fidelity Freedom 2000® Fund Fidelity Freedom 2010® Fund Fidelity Freedom 2020® Fund Fidelity Freedom 2030® Fund”

                 7.  Effective January 3, 2006, by deleting the phrase “(frozen – closed to new investments)” after the phrase “Income Fund” in the fifth investment option listed in Appendix 1.54 of the Plan.

*     *     *     *     *

                 I, Jeffery S. Heller, Assistant General Counsel of the Corporation, and delegate of the President of the Corporation, hereby approve and adopt the foregoing amendment to the Plan.

Dated this 29th day of December, 2005.

/s/ Jeffrey S. Heller Assistant General Counsel BP Corporation North America Inc.
63

EIGHTH AMENDMENT

OF

BP DIRECTSAVE PLAN

(As Amended and Restated Generally Effective as of January 1, 2002)

                 WHEREAS, BP Corporation North America Inc. (the “Corporation”) maintains the BP DirectSave Plan (the “Plan”);

                 WHEREAS, the Plan has previously been amended and further amendment of the Plan now is considered desirable;

                 WHEREAS, pursuant to the power delegated to a Designated Officer under Section 16.1 of the Plan, the Vice President of Human Resources, as a Designated Officer of the Corporation, or his delegate, has the authority to amend the Plan; and

                 WHEREAS, in all other respects the Plan, as amended, will continue in full force and effect;

                 NOW, THEREFORE, the Vice President of Human Resources, or his delegate, hereby amends the Plan in the following particulars:

                 1.    Effective July 1, 2006, by substituting the following for Section 1.26(a)(3)(G) of the Plan:

“(G) payments made pursuant to an employment contract, compensation program or bonus plan under which such payments are not intended to be Compensation hereunder;”

2. Effective January 1, 2007, by adding the following new sentence to the end of Section 1.35 of the Plan as a part thereof:

“Effective for distributions made on or after January 1, 2007, the term ‘Distributee’ will include a nonspouse death beneficiary to whom a direct rollover is made to an inherited IRA pursuant to Code Section 402(c)(11).”

64

3. Effective January 1, 2007, by adding the following new sentence to the end of Section 1.38 of the Plan as a part thereof:

“Effective for distributions made on or after January 1, 2007, this definition of Eligible Retirement Plan will also apply in the case of a direct rollover by a nonspouse death beneficiary to an inherited IRA pursuant to Code Section 402(c)(11).”

                 4.  Effective January 1, 2007, by deleting the words “defined contribution” in the second sentence of Section 1.39 of the Plan and by adding the following new words “or to an annuity contract described in Section 403(b) of the Code” immediately after the words “403(a) of the Code” where such words appear in the second sentence of Section 1.39 of the Plan.

                 5. Effective June 1, 2006, by adding the following new Section 3.7 to the end of Article III of the Plan as a part thereof:

“3.7  Roth Elective Deferrals

(a)
General Application. Effective June 1, 2006, the Plan will accept Roth Elective Deferrals made on behalf of Participants. A Participant’s Roth Elective Deferrals will be allocated to a separate account maintained for such deferrals as described in subsection (b). Unless specifically stated otherwise, Roth Elective Deferrals will be treated as elective deferrals for all purposes under the Plan.

(b)
Separate Accounting. Contributions and withdrawals of Roth Elective Deferrals will be credited and debited to the Roth Elective Deferral Account maintained for each Participant. The Plan will maintain a record of the amount of Roth Elective Deferrals in each Participant’s Account. Gains, losses, and other credits or charges must be separately allocated on a reasonable and consistent basis to each Participant’s Roth Elective Deferral Account and the Participant’s other Accounts under the plan. No contributions other than Roth Elective Deferrals and properly attributable earnings will be credited to each Participant’s Roth Elective Deferral Account.

(c) Direct Rollovers.

(1)
Notwithstanding Section 10.8 of the Plan, a direct rollover of a distribution from a Roth Elective Deferral Account under the Plan will only be made to another Roth elective deferral account under an applicable retirement plan described in Section 402A(e)(1) of the Code or

65

to a Roth IRA described in Section 408A of the Code, and only to the extent the rollover is permitted under the rules of Section 402(c) of the Code.

(2)
Notwithstanding Section 3.4 of the Plan, the Plan will accept a rollover contribution to a Roth Elective Deferral Account only if it is a direct rollover from another Roth elective deferral account under an applicable retirement plan described in Section 402A(e)(1) of the Code and only to the extent the rollover is permitted under the rules of Section 402(c) of the Code.

(3)
Eligible Rollover Distributions from a Participant’s Roth Elective Deferral Account are taken into account in determining whether the total amount of the Participant’s Account balance under the Plan exceeds $1,000 for purposes of mandatory distributions from the Plan.

(d)	Correction of Excess Contributions. In the case of a distribution of excess contribution, the Plan will distribute Before-Tax Contributions first.

(e) Roth Elective Deferrals. A Roth Elective Deferral is an elective deferral that is:

(1)
Designated irrevocably by the Participant at the time of the cash or deferred election as a Roth Elective Deferral that is being made in lieu of all or a portion of the Before-Tax Contributions the Participant is otherwise eligible to make under the Plan; and

(2)	Treated by the Employer as includible in the Participant’s income at the time the Participant would have received that amount in cash if the Participant had not made a cash or deferred election.

(f) Additional Rules

(1)	Roth 401(k) Accounts are available for loans pursuant to the provisions of Article VIII.

(2)	Roth 401(k) Contributions are eligible for Company Match on the same basis as Before-Tax Contributions.

(3)
Roth 401(k) Contributions are available for withdrawals in the same manner as Before-Tax Contributions pursuant to the provisions of Article IX and Article X, and will be last in the hierarchy of Section 9.7 and Section 10.3(c)(1).”

6. Effective January 1, 2006, by adding the following new words “and subject to
66

the requirements of Treasury Regulation Section 1.401(k)-2 and any subsequent regulatory guidance” immediately after the words “Section 401(m)(4)(C) of the Code” where such words appear in Section 4.2(a) of the Plan.

                 7.       Effective January 1, 2006, by adding the following new subsection (4) to the end of Section 4.2(b) of the Plan as a part thereof:

“(4) Additional Before-Tax Contributions made pursuant to Section 414(u) of the Code by reason of a Participant’s qualified military service are not taken into account under this Section 4.2 for the Plan Year for which the contributions are made, or for any other Plan Year.”

                 8.  Effective January 1, 2006, by adding the following new words “and subject to the requirements of Treasury Regulation Section 1.401(m)-2 and any subsequent regulatory guidance” immediately after the words “Section 401(m)(4)(C) of the Code” where such words appear in Section 4.3(a) of the Plan.

                 9.       Effective for taxable years beginning on and after January 1, 2006 and ending on or before December 31, 2007, by adding the following new sentence to the end of Section 4.7(c)(1)(A) of the Plan as a part thereof:

“Provided, however, that for taxable years beginning on and after January 1, 2006 and ending on or before December 31, 2007, distributions of excess contributions will include gains or losses attributable to the ‘gap period’ in accordance with Treasury Regulation Section 1.401(k)-2.”

                 10.     Effective for taxable years beginning on and after January 1, 2006 and ending on or before December 31, 2007, by adding the following new language to the end of the first and third parenthetical in Section 4.7(c)(1)(C)(ii) of the Plan as a part thereof:

“or if required during the 2006 and 2007 taxable years”

11. Effective for taxable years beginning on and after January 1, 2006 and ending on or before December 31, 2007, by adding the following new sentence to the end
67

of Section 4.7(e)(1)(A) of the Plan as a part thereof:

“Provided, however, that for taxable years beginning on and after January 1, 2006 and ending on or before December 31, 2007, distributions of excess aggregate contributions will include gains or losses attributable to the ‘gap period’ in accordance with Treasury Regulation Section 1.401(m)-2.”

                 12.     Effective for taxable years beginning on and after January 1, 2006 and ending on or before December 31, 2007, by adding the following new language to the end of the first and third parenthetical in Section 4.7(e)(1)(B)(ii) of the Plan as a part thereof:

“or if required during the 2006 and 2007 taxable years”

13. Effective October 1, 2005, by substituting the following for Section 7.1(e)(2) of the Plan:

“(2)  under the terms of (A) a written voluntary or involuntary severance plan of general application duly adopted by the Company, and effective June 1, 2005, regardless of whether a release, as required under such plan, is executed by the Participant or (B) a separation agreement between the Participant and an Employer; or”

14. Effective January 1, 2006, by adding the following new sentence to the end of Section 7.4(a)(i) of the Plan as a part thereof:

“Provided however, that if the value of an Inactive Participant’s vested interest in his Match Account balance is zero, a Participant will not be deemed to have received a withdrawal of his vested interest in such Account following Severance from Service unless his Before-Tax Account is distributed.”

68

15. Effective August 25, 2005, by adding the following new Section 8.7 to the end of Article VIII of the Plan as a part thereof:

“8.7    Hurricane Disaster Relief. For Participants who had an outstanding loan transferred to the Plan pursuant to Section 8.1 of the Plan, special loan provisions may apply to a Participant whose principal residence is in a federally-declared disaster area pursuant to procedures adopted by the Plan Administrator.”

                 16.     Effective January 1, 2006, by adding the following new language to the end of the parentheticals in the definition of “Deemed Financial Need” in subsections (ii), (iii) and (v) of Section 9.4(b) of the Plan as a part thereof:

“, and for taxable years beginning on or after January 1, 2005, without regard to Section 152(b)(1), (b)(2) and (d)(1)(B) of the Code”

17. Effective January 1, 2006, by adding the following new language to the end of subsection (ii) in the definition of “Deemed Financial Need” in Section 9.4(b) of the Plan as a part thereof:

“(determined without regard to whether the expenses exceed 7.5% of adjusted gross income)”

18. Effective March 1, 2007, by adding the following new subsection (vi) to the end of the definition of “Deemed Financial Need” in Section 9.4(b) of the Plan as a part thereof:

“(vi)  the expenses for the repair of damage to the Participant’s principal residence that would qualify for the casualty deduction under Section 165 of the Code (determined without regard to whether the loss exceeds 10% of adjusted gross income).”

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19. Effective August 25, 2005, by adding the following new Section 9.9 to the end of Article IX of the Plan as a part thereof:

“9.9   Hurricane Disaster Relief. Special withdrawal provisions may apply to a Participant whose principal residence is in a federally-declared disaster area pursuant to procedures adopted by the Plan Administrator.”

                 20.  Effective January 1, 2006, by deleting the word “Match” each time it appears in Section 11.1 of the Plan.

                 21. Effective September 30, 2006, by substituting the following for Appendix 1.54 of the Plan:

“Appendix 1.54

Investment Funds

CORE INVESTMENT OPTIONS

Short-Term
Short-Term Investments Fund

Bond
Bond Index Fund
Bond Index Fund - Long Duration
Bond Index Fund - Short Duration

Hybrid
Balanced Index Fund – Aggressive
Balanced Index Fund – Conservative
Balanced Index Fund – Moderate

Large Cap
Equity Index Fund
Equity Index Fund – Growth
Equity Index Fund – Value

Mid Cap
Mid-Cap Equity Index Fund
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Small Cap
Small-Cap Equity Index Fund
Small-Cap Equity Index Fund – Growth
Small-Cap Equity Index Fund – Value

International
International Equity Index Fund
International Equity Index Fund – Europe
International Equity Index Fund – Pacific

Company Stock
BP Stock Fund

Stable Value
Income Fund

MUTUAL FUND WINDOW INVESTMENT OPTIONS

Short-Term
Fidelity Retirement Money Market Portfolio
Fidelity U.S. Treasury Money Market Fund

Bond Funds
Short-Term Bond
Fidelity Institutional Short-Intermediate Government Fund
Harbor Short Duration Fund
PIMCO Low Duration Fund-Institutional Class

Intermediate-Term Bond

AIM Income Fund-Investor Class
Dodge & Cox Income Fund
Dreyfus Premier Core Bond Fund-Class A
Fidelity Government Income Fund
Fidelity Investment Grade Bond Fund
Harbor Bond Fund
Janus Flexible Bond Fund
Morgan Stanley Institutional Fund Trust Core Plus
                Fixed Income Portfolio- Institutional Class
PIMCO Total Return Fund-Institutional Class
PIMCO Total Return Fund III-Institutional Class
T. Rowe Price Spectrum Income Fund
T. Rowe Price U.S. Treasury Intermediate Bond Fund
USAA GNMA Trust
USAA Income Fund
Wells Fargo Advantage Government Securities Fund- Investor Class

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Long-Term Government
PIMCO Long-Term U.S. Government Fund-Institutional Class

High Yield Bond

AIM High Yield Fund-Investor Class
Fidelity Capital & Income Fund
Fidelity High Income Fund
Morgan Stanley Institutional Fund Trust
                High Yield Portfolio-Institutional Class
PIMCO High Yield Fund-Institutional Class

Hybrid Funds
Domestic Hybrid

Calamos Convertible Fund-Class A (closed to new investments 4/30/03)
Calvert Social Investment Fund Balanced Portfolio-Class A
Columbia Balanced Fund-Class Z
Dreyfus Founders Balanced Fund-Class F
Dreyfus Premier Balanced Fund-Class R
Fidelity Balanced Fund
Fidelity Convertible Securities Fund
Fidelity Puritan® Fund
Janus Balanced Fund
Morgan Stanley Institutional Fund Trust
                Balanced Portfolio-Advisor Class
Vanguard Asset Allocation Fund
Vanguard Wellesley Income Fund-Admiral Class
Vanguard Wellington Fund-Admiral Class

Hybrid Asset Allocation Funds
Fidelity Freedom Income Fund® Fidelity Freedom 2000 Fund® Fidelity Freedom 2010 Fund® Fidelity Freedom 2020 Fund® Fidelity Freedom 2030 Fund®

Large Cap U.S. Stock Funds
Large Cap Value

American Century Equity Income Fund-Investor Class
American Century Income & Growth Fund-Investor Class
American Century Value Fund-Investor Class
American Funds® American Mutual Fund®-Class A
American Funds® Fundamental Investors Fund-Class A
American Funds® Investment Company of America-Class A
American Funds® Washington Mutual Investors Fund-Class A
Clipper Fund
Credit Suisse Large Cap Value Fund-Class A
Dreyfus Premier Strategic Value Fund-Class A
Fidelity Equity-Income Fund
Fidelity Equity-Income II Fund
T. Rowe Price Equity Income Fund
T. Rowe Price Value Fund
Vanguard Equity Income Fund-Admiral Class
Vanguard Windsor Fund-Admiral Class
Vanguard Windsor II Fund-Admiral Class

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Large Cap Blend

AIM Large Cap Basic Value Fund-Investor Class
American Century Equity Growth Fund-Investor Class
Domini Social Equity Fund-Investor Shares
Dreyfus Appreciation Fund
Dreyfus Disciplined Stock Fund-Class R
Fidelity Disciplined Equity Fund
Fidelity Dividend Growth Fund
Fidelity Export and Multinational Fund
Fidelity Focused Stock Fund
Fidelity Fund
Fidelity Trend Fund
Legg Mason Value Trust, Inc.-Institutional Class
Neuberger Berman Socially Responsive Fund-Trust Class
PIMCO StocksPLUS Fund-Institutional Class
Putnam Investors Fund-Class A
T. Rowe Price Dividend Growth Fund
Vanguard Growth and Income Fund-Admiral Class
Vanguard PRIMECAP Fund-Admiral Class

Large Cap Growth

AIM Large Cap Growth Fund-Investor Class
Alger Capital Appreciation Institutional Fund-Institutional Shares
BlackRock Fundamental Growth Fund, Inc.
Credit Suisse Capital Appreciation Fund-Common Class
Dreyfus Founders Growth Fund-Class F
Dreyfus Premier Third Century Fund, Inc.-Class Z
DWS Large Company Growth Fund-Class S
Fidelity Blue Chip Growth Fund
Fidelity Capital Appreciation Fund
Fidelity Fifty®
Fidelity Growth Company Fund
Fidelity Independence Fund
Fidelity Large Cap Stock Fund
Fidelity OTC Portfolio
Harbor Capital Appreciation Fund
Janus Fund
Janus Growth and Income Fund
Janus Twenty Fund
Morgan Stanley Institutional Fund
                U.S. Large Cap Growth Portfolio-Class A
Pioneer Growth Leader Fund-Class A
T. Rowe Price Blue Chip Growth Fund
T. Rowe Price Growth Stock Fund
USAA Growth Fund
Vanguard U.S. Growth Fund-Admiral Class
Wells Fargo Advantage Growth Fund-Investor Class
Wells Fargo Advantage Large Cap Growth Fund-Investor Class

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Medium Cap U.S. Stock Funds
Medium Cap Value
Fidelity Value Fund
Franklin Balance Sheet Investment Fund-Class A

Medium Cap Blend
Ariel Appreciation Fund
Legg Mason Special Investment Trust-F1 Class
Wells Fargo Advantage Opportunity Fund-Investor Class

Medium Cap Growth

AIM Dynamics Fund-Investor Class
Alger MidCap Growth Institutional Fund-Institutional Class
Baron Asset Fund
Columbia Acorn Fund-Class Z
Credit Suisse Mid-Cap Growth Fund-Common Shares
Delaware Trend Fund-Institutional Class
Fidelity Aggressive Growth Fund
Fidelity Mid-Cap Stock Fund
Franklin Small-Mid Cap Growth Fund-Class A
Morgan Stanley Institutional Fund Trust
                Mid Cap Growth Portfolio-Institutional Class
T. Rowe Price Mid Cap Growth Fund

Small Cap U.S. Stock Funds
Small Cap Value
Allianz NFJ Small Cap Value Fund-Institutional Class
Credit Suisse Small Cap Value Fund-Common Shares

Small Cap Blend
Morgan Stanley Institutional Fund Trust U.S. Small Cap Value Portfolio-Institutional Class
Neuberger Berman Genesis Fund-Trust Class
T. Rowe Price Small-Cap Stock Fund
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Small Cap Growth

Alger Small Cap Institutional Fund-Institutional Class
Allianz CCM Emerging Companies Fund-Institutional Class
Baron Growth Fund
Dreyfus Founders Discovery Fund-Class F
Fidelity Small Cap Independence Fund
Managers Special Equity Fund
Morgan Stanley Institutional Fund
                Small Company Growth Portfolio-Class B

Specialty U.S. Stock Funds
Specialty-Health Care
T. Rowe Price Health Sciences Fund

Specialty-Natural Resources
T. Rowe Price New Era Fund

Specialty-Real Estate
Cohen & Steers Realty Shares
Fidelity Real Estate Investment Portfolio

Specialty-Technology
Munder Internet Fund-Class A
Old Mutual Technology & Communications Fund-Class Z

Specialty-Utilities
AIM Utilities Fund-Investor-Class
Fidelity Utilities Fund

International Stock Funds
World Stock

AIM Global Growth Fund-Class A
American Funds® Capital World Growth and Income Fund®-Class A
American Funds® New Perspective Fund®-Class A
Dreyfus Premier Worldwide Growth Fund-Class R
Janus Worldwide Fund
Mutual Discovery Fund-Class A
Putnam Global Equity Fund-Class A
Templeton Growth Fund-Class A
Templeton World Fund-Class A

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Foreign Stock

American Century International Growth Fund-Investor Class
Credit Suisse International Focus Fund-Common Class
DWS International Equity Fund-Investor Class
Fidelity Aggressive International Fund
Fidelity Diversified International Fund
Fidelity Emerging Markets Fund
Fidelity Global Balanced Fund
Fidelity International Discovery Fund
Fidelity New Markets Income Fund
Fidelity Overseas Fund
J.P. Morgan Fleming International Value Fund-Institutional Class
Lazard Emerging Markets Portfolio-Institutional Class
Lazard International Equity Portfolio-Institutional Class
Managers International Equity Fund
Payden & Rygel Global Fixed Income Fund-Class R
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)-Institutional Class
Putnam International Equity Fund-Class A
Templeton Developing Markets Trust-Class A
Templeton Foreign Fund-Class A
Templeton Institutional Funds-Emerging Markets Series-Institutional Class

Europe Stock
AIM European Growth Fund-Investor Class BlackRock EuroFund-Class I Fidelity Europe Capital Appreciation Fund Fidelity Europe Fund Putnam Europe Equity Fund-Class A T. Rowe Price European Stock Fund

Latin America Stock
DWS Latin America Fund-Class S
Fidelity Latin America Fund
T. Rowe Price Latin America Fund

Pacific Stock
AIM Asian Pacific Growth Fund-Class A
DWS Pacific Opportunities Equity Fund-Class S
Fidelity Pacific Basin Fund
Fidelity Southeast Asia Fund
Merrill Lynch Pacific Fund-Class I
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Japan Stock
Fidelity Japan Fund
The Japan Fund, Inc.-Class S

* * * * * I, Jeffery S. Heller, Assistant General Counsel of the Corporation, and delegate of the Vice President of Human Resources, hereby approve and adopt the foregoing amendment to the Plan.

Dated this 31st day of December, 2006.

/s/ Jeffrey S. Heller Assistant General Counsel BP Corporation North America Inc.
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